UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7492
                                                     ---------------------

         Nuveen Insured California Premium Income Municipal Fund 2, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: August 31
                                           ------------------

                  Date of reporting period: August 31, 2007
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
August 31, 2007

                    Nuveen Investments
                    MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

                                        NUVEEN INSURED CALIFORNIA
                                        PREMIUM INCOME MUNICIPAL
                                        FUND, INC.
                                        NPC

                                        NUVEEN INSURED CALIFORNIA
                                        PREMIUM INCOME MUNICIPAL
                                        FUND 2, INC.
                                        NCL

                                        NUVEEN CALIFORNIA
                                        PREMIUM INCOME
                                        MUNICIPAL FUND
                                        NCU

                                        NUVEEN CALIFORNIA
                                        DIVIDEND ADVANTAGE
                                        MUNICIPAL FUND
                                        NAC

                                        NUVEEN CALIFORNIA
                                        DIVIDEND ADVANTAGE
                                        MUNICIPAL FUND 2
                                        NVX

                                        NUVEEN CALIFORNIA
                                        DIVIDEND ADVANTAGE
                                        MUNICIPAL FUND 3
                                        NZH

                                        NUVEEN INSURED CALIFORNIA
                                        DIVIDEND ADVANTAGE
                                        MUNICIPAL FUND
                                        NKL

                                        NUVEEN INSURED CALIFORNIA
                                        TAX-FREE ADVANTAGE
                                        MUNICIPAL FUND
                                        NKX

It's not what you earn, it's what you keep.(R)

Logo: NUVEEN Investments

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

Chairman's
LETTER TO SHAREHOLDERS

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. We have accepted a "buyout" offer from Madison Dearborn Partners, LLC. While this will affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Funds, portfolio management strategies or their dividend policies. We will provide you with additional information about this transaction as more details become available.

For some time, I've used these letters to remind you that municipal bonds can be an important building block in a well-balanced investment portfolio. In addition to providing attractive tax-free monthly income, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification. Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. For more information about this important investment strategy, I encourage you to contact your personal financial advisor.

We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
October 15, 2007

Portfolio Manager's COMMENTS

Nuveen Investments Municipal Closed-End Funds

NPC, NCL, NCU, NAC,
NVX, NZH, NKL, NKX

Portfolio manager Scott Romans reviews national and state economic and municipal market environments, key investment strategies, and the annual performance of these eight Nuveen California Municipal Funds. Scott, who joined Nuveen in 2000, has managed NCU, NAC, NVX, NZH, NKL, and NKX since 2003. He assumed portfolio management responsibility for NPC and NCL in 2005.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED AUGUST 31, 2007?

Between September 1, 2006, and August 31, 2007, the yield on the benchmark 10-year U.S. Treasury note dropped a total of almost 20 basis points to end the reporting period at 4.54%. In the municipal market, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, fell to 4.83% at the end of August 2007, a net decline of 8 basis points from the end of August 2006. Although longer-term municipal bond interest rates generally declined during the first nine months of this reporting period, developments in the financial sector, especially in the credit markets, led to increased volatility, tightening liquidity, and a flight to quality during the final three months of the period. This was particularly evident in August 2007, when market concerns about defaults on sub-prime mortgages resulted in a liquidity crisis across all fixed income asset classes. (We should note that the Nuveen California Municipal Closed-End Funds had no exposure to the collateralized debt products that were at the center of this liquidity crisis.) During the month of August, the yield on the Bond Buyer 25 Revenue Bond Index jumped 20 basis points from its July 31 level, even as the yield on the 10-year Treasury note dropped almost 25 basis points. These dramatic changes were indicative of the highly unusual dislocation between the direction of rate changes in the municipal and taxable fixed income markets during the last part of this period.

Throughout this 12-month reporting period, the Federal Reserve elected to stay on the sidelines, leaving monetary policy unchanged as it kept close tabs on the pace of economic growth, the situation in the housing market, and inflationary pressures, including higher energy prices. (On September 18, 2007, after the close of this reporting period, the Fed made its first adjustment to the fed discount rate in 15 months, cutting this target rate from 5.25% to 4.75%.) Through much of this period, the U.S. gross domestic product (GDP), a closely watched measure of economic growth, operated at below-trend levels, expanding at a rate of 1.1% in the third quarter of 2006, 2.1% in the fourth quarter of 2006, and 0.6% in the first quarter of 2007, the weakest reading since 2002 (all GDP numbers annualized). However, in the second quarter of 2007, increases in government and business spending and exports helped GDP growth rebound



Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

sharply to 3.8%, overcoming a 12% decline in residential investment and noticeable deceleration in consumer spending. While the Consumer Price Index
(CPI) registered a 2.0% year-over-year gain as of August 2007, the increase in this inflation gauge for the first eight months of 2007 was 3.7%, driven largely by gains in energy and food prices. The core CPI (which excludes food and energy prices) rose 2.3% between January and August 2007, remaining above the Fed's unofficial target of 2.0% or lower. The labor market continued to be tight, with a national unemployment rate of 4.6% in August 2007, down from 4.7% in August 2006.

Over the 12 months ended August 2007, municipal bond issuance nationwide totaled $437.3 billion, up 22% from the previous 12 months. During the first eight months of 2007, $289.4 billion in new securities came to market, up 21% over the same period in 2006. A major factor in 2007 volume was the 36% increase in advance refundings,1 driven by attractive borrowing rates for issuers during the first part of the year. In the month of August, however, as municipal bond interest rates rose, advance refundings fell off almost 33%, and several scheduled issues were postponed. For the majority of the period, the strength and diversity of demand for municipal bonds were important factors, as the surge in issuance was absorbed by a broad-based universe of traditional and non-traditional buyers, including retail investors, institutional investors such as hedge funds and arbitragers, and overseas investors.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN CALIFORNIA DURING THIS PERIOD?

In terms of gross domestic product by state, California ranked as the 13th fastest growing state economy in the nation in 2006, with growth of 4.2% versus the national average of 3.4%. The state's economy remained diverse, with international trade, technology, tourism, finance, and defense serving as key drivers. California's ports continued to benefit from trade with Asia, and strong global demand for technology products was positive for the state's long-term economic outlook. While overall economic growth remained strong, the California housing market was an area with greater exposure to riskier, non-traditional mortgage products, and we continued to monitor this situation for signs of potential impact on the state's economy. In recent months, the slowdown in the housing sector contributed to job losses in the construction industry, which were offset to some degree by job creation in other sectors. For the majority of this reporting period, California ranked second in the nation in terms of job creation. By August 2007, however, California's unemployment rate had risen to 5.5%, its highest level in more than two years, up from 4.9% in August 2006. Demographic trends in the state remained positive, with population growth of 7.6% over the past six years, compared with the national average of 6.4%.

After a delay of almost two months, the $145.5 billion California state budget for fiscal 2008 was approved in late August 2007, following final cuts totaling $700 million. Among the programs affected by the reductions were naturalization services, the state's discount prescription drug plan, and several Medi-Cal programs, while the $57 billion


1 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

budget for elementary and high school education was largely spared. In March 2007, Moody's and Standard & Poor's confirmed their ratings on California's general obligation bonds at A1 and A+, respectively, while Fitch affirmed its A+ rating in June 2007. All three rating agencies maintained stable outlooks for the state. For the 12 months ended August 31, 2007, municipal issuance in California totaled $67.4 billion, an increase of 38% over the previous 12 months. During the first eight months of 2007, California supply rose even more sharply, up 62% from that of January-August 2006, to $49.3 billion. California remained the largest state issuer in the nation for both the 12-month and year-to-date periods.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE CALIFORNIA FUNDS DURING THIS ANNUAL REPORTING PERIOD?

In the municipal market environment of the past 12 months, we continued to emphasize a disciplined approach to duration2 management and yield curve positioning. In all eight of these Funds, our duration management strategies during this period included the use of inverse floating rate securities,3 a type of derivative financial instrument. The inverse floaters had the dual benefit of bringing the Funds' durations closer to our preferred strategic target and enhancing the Funds' income-generation capabilities. This strategy was deployed at varying levels depending on the individual needs of each Fund.

As discussed in past shareholder reports, we have also used Treasury futures contracts and forward interest rate swaps (additional types of derivative instruments) as duration management tools when we believed this supported our overall investment performance strategies. The goal of this strategy is to help us manage net asset value (NAV) volatility without having a negative impact on the Funds' income streams or common share dividends over the short term. During this reporting period, we employed forward interest rate swaps in all eight of these Funds, while NAC also held a small position in U.S. Treasury futures contracts. As of August 31, 2007, the swaps remained in place in each of the Funds, while NAC's position in futures contracts had been closed out.

With California's sizeable increase in municipal bond issuance during this period, new supply as well as advance refundings and debt restructurings provided us with a greater variety of bonds and sectors from which to choose. During the spring and early summer of 2007, a number of uninsured offerings from major California health care systems--mostly rated AA or A--came to market at very attractive prices. Because of the volume of issuance, the spread levels on these offerings were wider than historical norms, and we added a substantial number of new hospital and health care related issues. We found these opportunities attractive based not only on their price, but also on their performance potential and the support they could provide for the Funds' income streams. We also participated in the $4.5 billion Golden State Tobacco Securitization offering in March 2007, the largest municipal bond deal of the first half of 2007. These tobacco bonds were offered at attractive spreads wider than the national norm, and we added significant positions across the complex of California Funds that can purchase uninsured bonds. The additions helped to bring these Funds' tobacco exposure closer to the market average. During this period, we also purchased single family housing bonds as a good way to add income to the California Funds.


2 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

3 An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the 12-month period, are further defined within the "Notes to Financial Statements" and "Glossary of Terms Used in This Report" sections of this shareholder report.

As liquidity in the fixed income markets tightened in July and August, we also took advantage of offerings in the secondary markets to add various credit positions at very attractive levels. This was especially true in the Dividend Advantage Funds (NAC, NVX, NZH) that can invest in subinvestment-grade credits. Among our purchases were community facilities district bonds, marking the first time in several years that we added these bonds to some of the Funds. Until recently, we believed that yields on these bonds were too low to compensate us for the securities' risk. However, following the municipal market's challenges, yields on these securities reached six percent, providing what we believed were compelling opportunities in this sector. In the insured Funds, we watched for opportunities to capitalize on the credit situation by buying insured bonds with weaker underlying credits that represented value prospects. During the last part of this period, we add insured bonds from the tobacco, health care, and other subsectors that were trading at attractive levels to the four insured Funds (NPC, NCL, NKL, NKX).

To generate cash for purchases and to help move the Funds' durations closer to our strategic target, we sold holdings with shorter durations, including short-dated pre-refunded bonds and callable bonds priced to short calls. As interest rates rose late in the period, we also found a wide variety of opportunities to sell holdings that were purchased when yields were lower and replace them with similar, newer credits that yielded comparatively more. This process allowed us to maintain the Funds' current portfolio characteristics while strengthening their future income streams.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen California Municipal Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Total Returns on Net Asset Value*
For periods ended 8/31/07

Uninsured Funds                              1-Year       5-Year      10-Year
NCU                                          0.82%        5.27%       6.19%
NAC                                          1.16%        5.86%       NA
NVX                                          0.46%        5.77%       NA
NZH                                         -0.32%        5.71%       NA

Lehman Brothers CA
Tax-Exempt Bond Index4                       2.08%        4.31%       5.37%

Lipper CA Municipal
Debt Funds Average5                          0.34%        5.48%       5.63%

Insured Funds
NPC                                          1.70%        4.77%       5.73%
NCL                                          1.18%        4.80%       5.96%
NKL                                          1.13%        5.80%       NA
NKX                                          1.69%        NA          NA

Lehman Brothers Insured CA
Tax-Exempt Bond Index4                       2.11%        4.24%       5.43%

Lipper Insured CA Municipal
Debt Funds Average6                          0.68%        4.55%       5.46%


*Annualized

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

4 The Lehman Brothers California Tax-Exempt Bond Index is an unleveraged, unmanaged index comprising a broad range of investment-grade California municipal bonds, while the Lehman Brothers Insured California Tax-Exempt Bond Index is an unleveraged, unmanaged index containing a broad range of insured California municipal bonds. Results for the Lehman indexes do not reflect any expenses.

5 The Lipper California Municipal Debt Funds Average category is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 24; 5 years, 23; and 10 years, 12. Fund and Lipper returns assume reinvestment of dividends.

6 The Lipper Insured California Municipal Debt Funds average is calculated using the returns of all closed-end funds in its category for each period as follows:
1 year, 13; 5 years, 10; and 10 years, 6. Fund and Lipper returns assume reinvestment of dividends.

For the 12 months ended August 31, 2007, the total returns on NAV for NCU, NAC, NVX, and NZH underperformed the return on the Lehman Brothers California Tax-Exempt Bond Index. The returns on NCU, NAC, NVX and NZH all trailed the Lipper California Municipal Debt Funds Average Category. All four of the California insured Funds lagged the return on the Lehman Brothers Insured California Tax-Exempt Bond Index, but outperformed the average return for the Lipper Insured California peer group.

One of the key factors in the annual performance of these Funds relative to those of their respective unleveraged Lehman Brothers California indexes was the use of financial leverage. The returns of all of these Funds were negatively impacted by their use of leverage during this period. Although leveraging provides opportunities for additional income and total returns for common shareholders, it can also expose shareholders to additional risk when market conditions are favorable. With the dramatic increase in yields on longer-term municipal bond interest rates during the last part of this period, the impact of the valuation changes in these bonds was magnified by the use of leverage in these eight Funds. Some of the differential in the one-year returns among these Funds can be attributed to the variation in the percentage of assets that was leveraged in each Fund. That is, the greater the percentage of a Fund's portfolio that was leveraged, the greater the negative impact on that Fund's performance during this period. Among these Funds, NZH had a slightly higher leverage ratio, which was negative for performance.

While the value provided by leverage was limited over this reporting period, we firmly believe that the use of this strategy should work to the benefit of leveraged Funds over the long term. This is demonstrated by the five-year and ten-year return performances--both absolute and relative to the Lehman Brothers California Tax-Exempt Bond Index and Lehman Brothers Insured California Tax-Exempt Bond Index--of the Funds in this report.

In the interest rate environment over the past 12 months, municipal bonds with maturities of seven years and less, as measured by the Lehman Brothers Municipal Bond Index7, performed best, generally outpacing municipal bonds with longer maturities. The goal among all of these Funds was the same: to reduce relative risk by decreasing the distance between the Funds' durations and the strategic target duration. With the exception of NZH, that involved working to lengthen duration in each of these seven funds. However, the durations of these seven Funds continued to be somewhat short of the target, due in part to a large number of advance refundings, which had a shortening effect on duration, as well as the natural tendency of bond durations to shorten as time passes. With the strong performance of shorter maturity bonds, this positioning proved to be positive for the performance of these seven Funds during this period. NZH, on the other hand, had a longer duration that we were working to shorten. During this period, both NZH's longer duration and the strategies intended to shorten that duration hurt this Fund's performance.


7 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

In addition, pre-refunded bonds, especially those that were advance refunded before longer rates rose in mid-2007, performed very well during this period, and we continued to see positive contributions from advance refunding activity, which benefited the Funds through both price appreciation and enhanced credit quality. The varying rates of pre-refundings in several of the Funds also influenced their relative performances for this period. For example, NKX had a much higher incidence of advance refundings (approximately 19%) than NKL.
In addition, a few of the bonds that were pre-refunded in NKX were lower-rated credits, where the positive impact of price and credit upgrade is most significant.

While the impact of credit quality and sector allocation on Fund performance was outweighed by duration and the use of derivatives during this period, we should note that lower credit quality bonds generally underperformed the municipal market as a whole for the first time in several years, as longer municipal rates rose and credit spreads widened. However, structure played an important role in the relative performance of bonds in this credit quality segment. Lower-rated credits that had higher coupons tended to remain at a premium as interest rates backed up during the summer of 2007, enabling these bonds to at least perform in line with the market during this period. At the same time, some of the lower-rated bonds added to the Funds during the earlier part of this period did not have higher coupons and were priced at par or even a slight discount, leading to underperformance as spreads widened.

In looking at the performance of the non-insured Funds, NAC had a heavier weighting in lower-rated bonds with higher coupons and shorter durations, while NZH had more exposure to lower-rated bonds with lower coupons and longer durations, a combination that underperformed during this period. Part of the difference in exposure between these two Funds was due to the market environment since their introductions. NAC was established in 1999, when the market offered more opportunities to purchase higher coupon bonds, while those opportunities have been rare since NZH was introduced in 2001.

Revenue bonds in general, and specifically the industrial development and health care sectors that had ranked among the top performers in the Lehman Brothers Municipal Bond Index over the past few years, also underperformed the general municipal market for this period. Zero coupon bonds also generally posted poor performance due to their longer durations. Sectors of the market that performed well during this period included transportation, water and sewer and special tax-backed issues.

Dividend and Share Price
                 INFORMATION


As previously noted, all of the Funds in this report use leverage to potentially enhance opportunities for additional income for common shareholders. Although the Funds' use of this strategy continued to provide incremental income, the extent of this benefit was reduced during this period due to short-term interest rates that remained relatively high, which, in turn, kept the Funds' borrowing costs high. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields during the majority of this period. These factors resulted in a single monthly dividend reduction in NCU, NAC, and NKL and two reductions in NVX and NZH over the 12-month period ended August 31, 2007. The dividends of NPC, NCL, and NKX remained stable throughout this reporting period.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains and/or net ordinary income distributions at the end of December 2006 as follows:

                                     Short-Term Capital Gains
          Long-Term Capital Gains      and/or Ordinary Income
                      (per share)                 (per share)

NPC                       $0.0754                     $0.0058
NCU                       $0.0308                          --
NAC                       $0.0533                          --
NKL                       $0.0026                          --

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of August 31, 2007, all of the Funds in this report except NPC had a positive UNII balance for tax purposes and a negative UNII balance for financial statement purposes. NPC had a positive UNII balance for both tax and financial statement purposes.

As of August 31, 2007, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                              8/31/07          12-Month Average
                     Premium/Discount          Premium/Discount

NPC                            -0.53%                    -1.95%
NCL                            -5.45%                    -4.35%
NCU                            -7.33%                    -4.39%
NAC                            -3.95%                    +0.82%
NVX                            -6.54%                    -1.96%
NZH                            -5.12%                    -0.76%
NKL                            -4.49%                    +0.03%
NKX                             0.00%                    -0.70%

NPC
Performance
OVERVIEW

Nuveen Insured California Premium Income Municipal Fund, Inc.

as of August 31, 2007


Pie Chart:
Credit Quality (as a % of total investments)
Insured                          68%
U.S. Guaranteed                  32%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Sep                           0.0605
Oct                           0.0605
Nov                           0.0605
Dec                           0.0605
Jan                           0.0605
Feb                           0.0605
Mar                           0.0605
Apr                           0.0605
May                           0.0605
Jun                           0.0605
Jul                           0.0605
Aug                           0.0605

Line Chart:
Share Price Performance -- Weekly Closing Price
9/01/06                       15.03
                              14.9899
                              14.92
                              15.51
                              15.32
                              15.32
                              15.01
                              14.98
                              14.81
                              14.89
                              15.02
                              15.05
                              15.11
                              15.24
                              15.79
                              15.2
                              15.06
                              15.03
                              15.15
                              15.29
                              15.1401
                              14.95
                              15.1
                              15.07
                              15.2101
                              15.1
                              15.15
                              15.153
                              15.19
                              15.15
                              15.24
                              15.51
                              15.4799
                              15.5
                              15.72
                              15.47
                              15.55
                              15.55
                              15.55
                              15.76
                              15.55
                              15.25
                              14.75
                              14.78
                              14.91
                              14.5
                              14.4
                              14.4
                              14.43
                              14.45
                              13.95
                              14.17
8/31/07                       14.96

FUND SNAPSHOT
-----------------------------------
Common Share Price           $14.96
-----------------------------------
Common Share
Net Asset Value              $15.04
-----------------------------------
Premium/(Discount) to NAV    -0.53%
-----------------------------------
Market Yield                  4.85%
-----------------------------------
Taxable-Equivalent Yield1     7.43%
-----------------------------------
Net Assets Applicable
to Common Shares ($000)     $97,176
-----------------------------------
Average Effective Maturity
on Securities (Years)         15.20
-----------------------------------
Leverage-Adjusted Duration     9.38
-----------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/19/92)
-----------------------------------
           ON SHARE PRICE    ON NAV
-----------------------------------
1-Year          4.61%         1.70%
-----------------------------------
5-Year          5.23%         4.77%
-----------------------------------
10-Year         6.44%         5.73%
-----------------------------------

INDUSTRIES
(as a % of total investments)
-----------------------------------
U.S. Guaranteed               31.6%
-----------------------------------
Tax Obligation/General        21.5%
-----------------------------------
Tax Obligation/Limited        19.7%
-----------------------------------
Water and Sewer               16.4%
-----------------------------------
Education and
Civic Organizations            5.4%
-----------------------------------
Other                          5.4%
-----------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2006 of $0.0812 per share.

NCL
Performance
OVERVIEW

Nuveen Insured California Premium Income Municipal Fund 2, Inc.

as of August 31, 2007


Pie Chart:
Credit Quality (as a % of total investments)

Insured                          75%
U.S. Guaranteed                  25%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share
Sep                            0.056
Oct                            0.056
Nov                            0.056
Dec                            0.056
Jan                            0.056
Feb                            0.056
Mar                            0.056
Apr                            0.056
May                            0.056
Jun                            0.056
Jul                            0.056
Aug                            0.056

Line Chart:
Share Price Performance -- Weekly Closing Price
9/01/06                       14.24
                              14.22
                              14.19
                              14.29
                              14.35
                              14.27
                              14.3
                              14.14
                              14.08
                              14.1399
                              14.2075
                              14.08
                              14.13
                              14.21
                              14.46
                              14.28
                              14.27
                              14.26
                              14.25
                              14.29
                              14.2
                              14.12
                              14.17
                              14.25
                              14.26
                              14.26
                              14.28
                              14.45
                              14.36
                              14.36
                              14.55
                              14.6899
                              14.46
                              14.38
                              14.65
                              14.59
                              14.55
                              14.55
                              14.61
                              14.56
                              14.38
                              14.22
                              14.35
                              14.24
                              14.03
                              13.89
                              14.16
                              13.59
                              13.81
                              13.57
                              13.13
                              13.5
8/31/07                       13.71

FUND SNAPSHOT
-----------------------------------
Common Share Price           $13.71
-----------------------------------
Common Share
Net Asset Value              $14.50
-----------------------------------
Premium/(Discount) to NAV    -5.45%
-----------------------------------
Market Yield                  4.90%
-----------------------------------
Taxable-Equivalent Yield1     7.50%
-----------------------------------
Net Assets Applicable to
Common Shares ($000)       $184,343
-----------------------------------
Average Effective Maturity
on Securities (Years)         16.10
-----------------------------------
Leverage-Adjusted Duration     9.86
-----------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
-----------------------------------
           ON SHARE PRICE    ON NAV
-----------------------------------
1-Year          1.26%         1.18%
-----------------------------------
5-Year          4.12%         4.80%
-----------------------------------
10-Year         5.90%         5.96%
-----------------------------------

INDUSTRIES
(as a % of total investments)
-----------------------------------
Tax Obligation/Limited        29.7%
-----------------------------------
U.S. Guaranteed               25.3%
-----------------------------------
Tax Obligation/General        13.7%
-----------------------------------
Water and Sewer               13.3%
-----------------------------------
Utilities                      5.3%
-----------------------------------
Other                         12.7%
-----------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NCU
Performance
OVERVIEW
Nuveen California Premium Income Municipal Fund

as of August 31, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S.
Guaranteed                       62%
AA                                9%
A                                12%
BBB                              12%
BB or Lower                       4%
N/R                               1%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Sep                           0.0565
Oct                           0.0565
Nov                           0.0565
Dec                           0.0565
Jan                           0.0565
Feb                           0.0565
Mar                           0.0565
Apr                           0.0565
May                           0.0565
Jun                           0.0535
Jul                           0.0535
Aug                           0.0535

Line Chart:
Share Price Performance -- Weekly Closing Price
9/01/06                       14.01
                              13.8
                              13.9111
                              14
                              13.93
                              13.85
                              13.79
                              13.71
                              13.73
                              13.83
                              13.85
                              13.85
                              13.92
                              13.9198
                              14.03
                              13.99
                              14.01
                              13.99
                              14.15
                              14.12
                              14.18
                              13.99
                              14.1106
                              14.39
                              14.12
                              14.05
                              14.07
                              14.1
                              13.944
                              14.05
                              14.14
                              14.28
                              14.26
                              14.2
                              14.44
                              14.5345
                              14.35
                              14.3
                              14.46
                              14.5
                              14.35
                              13.8768
                              13.55
                              13.77
                              13.63
                              13.36
                              13.15
                              12.82
                              13.2
                              13.18
                              12.63
                              12.86
8/31/07                       13.03

FUND SNAPSHOT
-----------------------------------
Common Share Price           $13.03
-----------------------------------
Common Share
Net Asset Value              $14.06
-----------------------------------
Premium/(Discount) to NAV    -7.33%
-----------------------------------
Market Yield                  4.93%
-----------------------------------
Taxable-Equivalent Yield1     7.55%
-----------------------------------
Net Assets Applicable to
Common Shares ($000)        $81,200
-----------------------------------
Average Effective Maturity
on Securities (Years)         17.03
-----------------------------------
Leverage-Adjusted Duration     9.65
-----------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/18/93)
-----------------------------------
           ON SHARE PRICE    ON NAV
-----------------------------------
1-Year         -2.21%         0.82%
-----------------------------------
5-Year          4.58%         5.27%
-----------------------------------
10-Year         5.93%         6.19%
-----------------------------------

INDUSTRIES
(as a % of total investments)
-----------------------------------
Tax Obligation/Limited        29.5%
-----------------------------------
Tax Obligation/General        17.5%
-----------------------------------
U.S. Guaranteed               15.8%
-----------------------------------
Health Care                   15.0%
-----------------------------------
Water and Sewer                7.0%
-----------------------------------
Consumer Staples               4.9%
-----------------------------------
Other                         10.3%
-----------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2006 of $0.0308 per share.

NAC
Performance
OVERVIEW

Nuveen California Dividend Advantage Municipal Fund

as of August 31, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S.
Guaranteed                       68%
AA                                6%
A                                11%
BBB                               7%
BB or Lower                       1%
N/R                               7%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Sep                           0.0675
Oct                           0.0675
Nov                           0.0675
Dec                           0.0675
Jan                           0.0675
Feb                           0.0675
Mar                            0.065
Apr                            0.065
May                            0.065
Jun                            0.065
Jul                            0.065
Aug                            0.065

Line Chart:
Share Price Performance -- Weekly Closing Price
9/01/06                       15.88
                              15.69
                              15.74
                              15.8
                              16
                              15.9
                              15.66
                              15.71
                              15.62
                              15.72
                              15.6
                              15.68
                              15.87
                              16.24
                              16.21
                              15.67
                              15.67
                              15.9
                              15.73
                              15.7801
                              16.02
                              16.01
                              16
                              16.03
                              15.84
                              15.89
                              15.87
                              15.78
                              15.64
                              15.75
                              15.91
                              15.77
                              15.47
                              15.54
                              15.74
                              15.96
                              15.95
                              15.95
                              15.8301
                              16
                              15.66
                              15.54
                              15.4
                              15.09
                              14.84
                              14.54
                              14.38
                              14.2
                              14.32
                              14.258
                              14.09
                              14.3
8/31/07                       14.3399

FUND SNAPSHOT
-----------------------------------
Common Share Price           $14.34
-----------------------------------
Common Share
Net Asset Value              $14.93
-----------------------------------
Premium/(Discount) to NAV    -3.95%
-----------------------------------
Market Yield                  5.44%
-----------------------------------
Taxable-Equivalent Yield1     8.33%
-----------------------------------
Net Assets Applicable to
Common Shares ($000)       $350,523
-----------------------------------
Average Effective Maturity
on Securities (Years)         16.37
-----------------------------------
Leverage-Adjusted Duration    10.22
-----------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/26/99)
-----------------------------------
           ON SHARE PRICE    ON NAV
-----------------------------------
1-Year         -5.19%         1.16%
-----------------------------------
5-Year          6.12%         5.86%
-----------------------------------
Since
Inception       5.73%         6.72%
-----------------------------------

INDUSTRIES
(as a % of total investments)
-----------------------------------
U.S. Guaranteed               26.7%
-----------------------------------
Tax Obligation/Limited        16.9%
-----------------------------------
Transportation                12.7%
-----------------------------------
Health Care                   10.5%
-----------------------------------
Tax Obligation/General         8.6%
-----------------------------------
Water and Sewer                5.7%
-----------------------------------
Utilities                      5.1%
-----------------------------------
Other                         13.8%
-----------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2006 of $0.0533 per share.

NVX
Performance
OVERVIEW

Nuveen California Dividend Advantage Municipal Fund 2

as of August 31, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S.
Guaranteed                       68%
AA                                5%
A                                12%
BBB                               8%
BB or Lower                       1%
N/R                               6%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share
Sep                           0.0655
Oct                           0.0655
Nov                           0.0655
Dec                           0.0655
Jan                           0.0655
Feb                           0.0655
Mar                            0.063
Apr                            0.063
May                            0.063
Jun                             0.06
Jul                             0.06
Aug                             0.06

Line Chart:
Share Price Performance -- Weekly Closing Price
9/01/06                       14.99
                              15.07
                              15.02
                              15.22
                              15.25
                              15.03
                              14.97
                              14.81
                              14.91
                              15.18
                              15.14
                              15.29
                              15.15
                              15.37
                              15.34
                              15.12
                              15.25
                              15.49
                              15.4
                              15.31
                              15.13
                              15.2001
                              15.46
                              15.4
                              15.23
                              15.12
                              15.14
                              15.16
                              15.15
                              15.25
                              15.43
                              15.5899
                              15.32
                              15.41
                              15.45
                              15.5
                              15.44
                              15.3
                              15.16
                              15.32
                              15.0101
                              14.37
                              14.19
                              14.3
                              14.07
                              13.96
                              13.72
                              13.77
                              13.73
                              13.73
                              13.25
                              13.56
8/31/07                       13.73

FUND SNAPSHOT
-----------------------------------
Common Share Price           $13.73
-----------------------------------
Common Share
Net Asset Value              $14.69
-----------------------------------
Premium/(Discount) to NAV    -6.54%
-----------------------------------
Market Yield                  5.24%
-----------------------------------
Taxable-Equivalent Yield1     8.02%
-----------------------------------
Net Assets Applicable
to Common Shares ($000)    $217,332
-----------------------------------
Average Effective Maturity
on Securities (Years)         14.99
-----------------------------------
Leverage-Adjusted Duration    10.81
-----------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
-----------------------------------
           ON SHARE PRICE    ON NAV
-----------------------------------
1-Year         -3.39%         0.46%
-----------------------------------
5-Year          5.42%         5.77%
-----------------------------------
Since
Inception       4.69%         6.27%
-----------------------------------

INDUSTRIES
(as a % of total investments)
-----------------------------------
U.S. Guaranteed               27.6%
-----------------------------------
Tax Obligation/Limited        15.5%
-----------------------------------
Health Care                   13.4%
-----------------------------------
Education and
   Civic Organizations         8.2%
-----------------------------------
Water and Sewer                6.9%
-----------------------------------
Transportation                 6.8%
-----------------------------------
Housing/Multifamily            6.6%
-----------------------------------
Tax Obligation/General         5.3%
-----------------------------------
Other                          9.7%
-----------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NZH
Performance
OVERVIEW

Nuveen California Dividend Advantage Municipal Fund 3

as of August 31, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S.
Guaranteed                       64%
AA                                6%
A                                14%
BBB                               9%
BB or Lower                       1%
N/R                               6%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share
Sep                           0.0655
Oct                           0.0655
Nov                           0.0655
Dec                           0.0655
Jan                           0.0655
Feb                           0.0655
Mar                            0.063
Apr                            0.063
May                            0.063
Jun                            0.059
Jul                            0.059
Aug                            0.059

Line Chart:
Share Price Performance -- Weekly Closing Price
9/01/06                       14.78
                              14.93
                              14.82
                              14.94
                              14.86
                              14.96
                              14.7
                              14.92
                              14.95
                              14.98
                              15.01
                              15.07
                              15.1
                              15.14
                              15.15
                              15.08
                              15.25
                              15.5
                              15.32
                              15.25
                              15.21
                              15.15
                              15.23
                              15.2801
                              15.05
                              15.05
                              15.18
                              15.23
                              15.15
                              15.19
                              15.26
                              15.3
                              15.15
                              15.23
                              15.19
                              15.34
                              15.36
                              15.22
                              15.15
                              15.21
                              14.559
                              14.22
                              14.03
                              13.96
                              13.92
                              13.7
                              13.62
                              13.6
                              13.65
                              13.57
                              13.19
                              13.4
8/31/07                       13.52

FUND SNAPSHOT
-----------------------------------
Common Share Price           $13.52
-----------------------------------
Common Share
Net Asset Value              $14.25
-----------------------------------
Premium/(Discount) to NAV    -5.12%
-----------------------------------
Market Yield                  5.24%
-----------------------------------
Taxable-Equivalent Yield1     8.02%
-----------------------------------
Net Assets Applicable to
Common Shares ($000)       $343,806
-----------------------------------
Average Effective Maturity
on Securities (Years)         18.13
-----------------------------------
Leverage-Adjusted Duration    10.71
-----------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
-----------------------------------
           ON SHARE PRICE    ON NAV
-----------------------------------
1-Year         -4.12%        -0.32%
-----------------------------------
5-Year          5.47%         5.71%
-----------------------------------
Since
Inception       4.29%         5.71%
-----------------------------------

INDUSTRIES
(as a % of total investments)
-----------------------------------
Tax Obligation/Limited        25.3%
-----------------------------------
Health Care                   17.3%
-----------------------------------
U.S. Guaranteed               17.0%
-----------------------------------
Tax Obligation/General        12.5%
-----------------------------------
Water and Sewer                7.4%
-----------------------------------
Transportation                 4.5%
-----------------------------------
Housing/Multifamily            4.3%
-----------------------------------
Other                         11.7%
-----------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NKL
Performance
OVERVIEW

Nuveen Insured California Dividend Advantage Municipal Fund

as of August 31, 2007

Pie Chart:
Credit Quality (as a % of total investments)

Insured                          74%
U.S.  Guaranteed                 15%
GNMA/FNMA Guaranteed              1%
A (Uninsured)                     3%
BBB (Uninsured)                   7%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Sep                            0.065
Oct                            0.065
Nov                            0.065
Dec                            0.065
Jan                            0.065
Feb                            0.065
Mar                            0.065
Apr                            0.065
May                            0.065
Jun                            0.062
Jul                            0.062
Aug                            0.062

Line Chart:
Share Price Performance -- Weekly Closing Price
9/01/06                       15.64
                              15.38
                              15.35
                              15.53
                              15.7
                              15.71
                              15.64
                              15.69
                              15.55
                              15.58
                              15.61
                              15.47
                              15.5
                              15.71
                              15.98
                              15.52
                              15.68
                              15.82
                              15.67
                              15.63
                              15.54
                              15.4
                              15.48
                              15.44
                              15.4
                              15.31
                              15.45
                              15.72
                              15.65
                              15.87
                              15.9
                              15.94
                              15.76
                              15.84
                              16
                              16.1
                              15.95
                              15.8499
                              15.79
                              15.76
                              15.2299
                              15.1
                              15.1
                              14.98
                              14.95
                              14.72
                              14.25
                              14
                              14.3799
                              14.23
                              13.73
                              14.24
8/31/07                       14.24

FUND SNAPSHOT
-----------------------------------
Common Share Price           $14.24
-----------------------------------
Common Share
Net Asset Value              $14.91
-----------------------------------
Premium/(Discount) to NAV    -4.49%
-----------------------------------
Market Yield                  5.22%
-----------------------------------
Taxable-Equivalent Yield1     7.99%
-----------------------------------
Net Assets Applicable to
Common Shares ($000)       $227,923
-----------------------------------
Average Effective Maturity
on Securities (Years)         17.54
-----------------------------------
Leverage-Adjusted Duration     8.94
-----------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
-----------------------------------
           ON SHARE PRICE    ON NAV
-----------------------------------
1-Year         -4.64%         1.13%
-----------------------------------
5-Year          5.23%         5.80%
-----------------------------------
Since
Inception       5.19%         6.79%
-----------------------------------

INDUSTRIES
(as a % of total investments)
-----------------------------------
Tax Obligation/Limited        32.2%
-----------------------------------
Tax Obligation/General        16.1%
-----------------------------------
U.S. Guaranteed               15.1%
-----------------------------------
Utilities                     11.0%
-----------------------------------
Water and Sewer                9.9%
-----------------------------------
Health Care                    3.7%
-----------------------------------
Other                         12.0%
-----------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2006 of $0.0026 per share.

NKX
Performance
OVERVIEW

Nuveen Insured California Tax-Free Advantage Municipal Fund

as of August 31, 2007

Pie Chart:
Credit Quality (as a % of total investments)
Insured                          69%
U.S.  Guaranteed                 19%
A (Uninsured)                     5%
BBB  (Uninsured)                  7%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share
Sep                            0.059
Oct                            0.059
Nov                            0.059
Dec                            0.059
Jan                            0.059
Feb                            0.059
Mar                            0.059
Apr                            0.059
May                            0.059
Jun                            0.059
Jul                            0.059
Aug                            0.059

Line Chart:
Share Price Performance -- Weekly Closing Price
9/01/06                       14.25
                              14.33
                              14.52
                              14.56
                              14.5
                              14.62
                              14.31
                              14.22
                              14.34
                              14.5
                              14.65
                              14.45
                              14.6
                              14.68
                              14.85
                              14.8
                              15.09
                              15.01
                              15.03
                              15.22
                              15
                              15.44
                              15.0016
                              14.95
                              14.77
                              14.67
                              15.0099
                              15.11
                              15.22
                              14.78
                              14.93
                              15.09
                              15.4
                              15.57
                              15.48
                              15.2
                              15.34
                              14.97
                              14.86
                              15.31
                              15
                              14.646
                              14.6
                              14.55
                              14.25
                              14.76
                              14.5
                              14.05
                              14.3
                              14.42
                              13.904
                              14.1
8/31/07                       14.47

FUND SNAPSHOT
-----------------------------------
Common Share Price           $14.47
-----------------------------------
Common Share
Net Asset Value              $14.47
-----------------------------------
Premium/(Discount) to NAV       --%
-----------------------------------
Market Yield                  4.89%
-----------------------------------
Taxable-Equivalent Yield1     7.49%
-----------------------------------
Net Assets Applicable to
Common Shares ($000)        $85,144
-----------------------------------
Average Effective Maturity
on Securities (Years)         17.53
-----------------------------------
Leverage-Adjusted Duration     9.94
-----------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
-----------------------------------
           ON SHARE PRICE    ON NAV
-----------------------------------
1-Year          6.35%         1.69%
-----------------------------------
Since
Inception       4.88%         5.78%
-----------------------------------

INDUSTRIES
(as a % of total investments)
-----------------------------------
Tax Obligation/Limited        29.9%
-----------------------------------
U.S. Guaranteed               18.9%
-----------------------------------
Tax Obligation/General        18.0%
-----------------------------------
Water and Sewer                9.1%
-----------------------------------
Health Care                    7.6%
-----------------------------------
Transportation                 6.6%
-----------------------------------
Other                          9.9%
-----------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Report of
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

THE BOARDS OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Insured California Dividend Advantage Municipal Fund and Nuveen Insured California Tax-Free Advantage Municipal Fund (the "Funds"), as of August 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Insured California Dividend Advantage Municipal Fund and Nuveen Insured California Tax-Free Advantage Municipal Fund at August 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
October 18, 2007

NPC
Nuveen Insured California Premium Income Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                                 August 31, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 8.0% (5.4% OF TOTAL INVESTMENTS)

$       2,125   California Educational Facilities Authority, Student Loan Revenue     3/08 at 102.00         Aaa     $    2,170,156
                 Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 -
                 MBIA Insured (Alternative Minimum Tax)

        2,500   California State University, Systemwide Revenue Bonds,                5/14 at 100.00         AAA          2,640,400
                 Series 2004A, 5.000%, 11/01/18 - FSA Insured

        1,500   California State University, Systemwide Revenue Bonds,                5/15 at 100.00         AAA          1,546,620
                 Series 2005A, 5.000%, 11/01/25 - AMBAC Insured

        1,500   University of California System, General Revenue Bonds,               5/15 at 101.00         AAA          1,408,395
                 Series 2006J, 4.500%, 5/15/35 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,625   Total Education and Civic Organizations                                                                   7,765,571
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 4.8% (3.2% OF TOTAL INVESTMENTS)

        3,000   California Health Facilities Financing Authority, Insured Revenue     8/08 at 101.00         AAA          3,065,430
                 Bonds, Sutter Health, Series 1998A, 5.375%, 8/15/30 -
                 MBIA Insured

        1,500   California Statewide Community Development Authority,                 8/09 at 101.00         AAA          1,564,275
                 Certificates of Participation, Sutter Health Obligated Group,
                 Series 1999, 5.500%, 8/15/19 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,500   Total Health Care                                                                                         4,629,705
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.3% (0.2% OF TOTAL INVESTMENTS)

          225   California Housing Finance Agency, Home Mortgage Revenue              2/16 at 100.00         AAA            235,366
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)

          110   California Housing Finance Agency, Single Family Mortgage             2/08 at 101.00         AAA            111,285
                 Bonds II, Series 1997A-1, 6.000%, 8/01/20 - MBIA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          335   Total Housing/Single Family                                                                                 346,651
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 31.6% (21.5% OF TOTAL INVESTMENTS)

                Bonita Unified School District, San Diego County, California,
                General Obligation Bonds, Series 2004A:
        1,890    5.250%, 8/01/23 - MBIA Insured                                       8/14 at 100.00         AAA          1,994,744
        1,250    5.250%, 8/01/25 - MBIA Insured                                       8/14 at 100.00         AAA          1,313,938

        2,000   California, General Obligation Veterans Welfare Bonds,               12/07 at 101.00         AAA          2,000,200
                 Series 2001BZ, 5.375%, 12/01/24 - MBIA Insured
                 (Alternative Minimum Tax)

                El Segundo Unified School District, Los Angeles County,
                California, General Obligation Bonds, Series 2004:
        2,580    5.250%, 9/01/21 - FGIC Insured                                       9/14 at 100.00         AAA          2,757,659
        1,775    5.250%, 9/01/22 - FGIC Insured                                       9/14 at 100.00         AAA          1,889,346

        1,225   Fresno Unified School District, Fresno County, California, General    2/13 at 103.00         AAA          1,409,608
                 Obligation Refunding Bonds, Series 1998A, 6.550%, 8/01/20 -
                 MBIA Insured

        1,180   Jurupa Unified School District, Riverside County, California,         8/13 at 100.00         AAA          1,223,518
                 General Obligation Bonds, Series 2004, 5.000%, 8/01/21 -
                 FGIC Insured

        1,130   Los Angeles Community College District, Los Angeles County,           8/15 at 100.00         AAA          1,171,426
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 8/01/24 - FSA Insured

        3,000   Pomona Unified School District, Los Angeles County, California,       8/11 at 103.00         AAA          3,371,490
                 General Obligation Refunding Bonds, Series 1997A,
                 6.500%, 8/01/19 - MBIA Insured


                                       21

NPC
Nuveen Insured California Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$         160   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA     $      165,003
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        3,000   Sacramento City Unified School District, Sacramento County,           7/15 at 100.00         Aaa          3,092,940
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 7/01/27 - MBIA Insured

                San Diego Unified School District, San Diego County, California,
                General Obligation Bonds, Election of 1998, Series 2001C:
        1,335    5.000%, 7/01/21 - FSA Insured                                        7/11 at 102.00         AAA          1,415,901
        3,500    5.000%, 7/01/22 - FSA Insured                                        7/11 at 102.00         AAA          3,712,100
        4,895    5.000%, 7/01/23 - FSA Insured                                        7/11 at 102.00         AAA          5,191,637

------------------------------------------------------------------------------------------------------------------------------------
       28,920   Total Tax Obligation/General                                                                             30,709,510
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 29.0% (19.7% OF TOTAL INVESTMENTS)

        1,000   Brea and Olinda Unified School District, Orange County,               8/11 at 101.00         AAA          1,021,060
                 California, Certificates of Participation Refunding,
                 Series 2002A, 5.125%, 8/01/26 - FSA Insured

                California Infrastructure Economic Development Bank, Revenue
                Bonds, North County Center for Self-Sufficiency Corporation,
                Series 2004:
        1,215    5.000%, 12/01/19 - AMBAC Insured                                    12/13 at 100.00         AAA          1,260,162
        1,615    5.000%, 12/01/21 - AMBAC Insured                                    12/13 at 100.00         AAA          1,663,337

          195   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            201,160
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

          595   Chino Redevelopment Agency, California, Merged Chino                  9/16 at 101.00         AAA            611,743
                 Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/38 - AMBAC Insured

        1,900   Corona-Norco Unified School District, Riverside County,               9/12 at 100.00         AAA          1,947,975
                 California, Special Tax Bonds, Community Facilities District 98-1,
                 Series 2002, 5.100%, 9/01/25 - AMBAC Insured

        5,000   El Monte, California, Senior Lien Certificates of Participation,      1/11 at 100.00         AAA          5,079,750
                 Department of Public Services Facility Phase II, Series 2001,
                 5.250%, 1/01/34 - AMBAC Insured

        2,050   Golden State Tobacco Securitization Corporation, California,          6/15 at 100.00         AAA          2,269,863
                 Enhanced Tobacco Settlement Revenue Bonds, Drivers
                 Trust 2091, 7.092%, 6/01/45 - AGC Insured (IF)

        1,000   Hesperia Public Financing Authority, California, Redevelopment        9/17 at 100.00         Aaa            984,700
                 and Housing Projects Tax Allocation Bonds, Series 2007A,
                 5.000%, 9/01/37 (WI/DD, Settling 9/12/07) - XLCA Insured

          435   Indian Wells Redevelopment Agency, California, Tax Allocation         9/13 at 100.00         AAA            450,743
                 Bonds, Consolidated Whitewater Project Area, Series 2003A,
                 5.000%, 9/01/20 - AMBAC Insured

          345   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa            347,146
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

          895   Los Angeles Community Redevelopment Agency, California,              12/14 at 100.00         AAA            929,377
                 Tax Allocation Bonds, Bunker Hill Project, Series 2004A,
                 5.000%, 12/01/20 - FSA Insured

        1,500   Los Angeles, California, Municipal Improvement Corporation,           1/17 at 100.00         AAA          1,471,890
                 Lease Revenue Bonds, Police Headquarters, Series 2006A,
                 4.750%, 1/01/31 - FGIC Insured

          165   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            167,117
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          205   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            208,401
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        3,000   Santa Clara County Financing Authority, California, Lease            11/07 at 102.00         AAA          3,061,290
                 Revenue Bonds, VMC Facility Replacement Project,
                 Series 1997A, 5.000%, 11/15/22 - AMBAC Insured

        3,565   Sweetwater Union High School District Public Financing Authority,     9/15 at 100.00         AAA          3,641,612
                 California, Special Tax Revenue Bonds, Series 2005A,
                 5.000%, 9/01/25 - FSA Insured

        2,805   Yucaipa-Calimesa Joint Unified School District, San Bernardino       10/11 at 100.00         AAA          2,828,057
                 County, California, General Obligation Refunding Bonds,
                 Series 2001A, 5.000%, 10/01/31 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       27,485   Total Tax Obligation/Limited                                                                             28,145,383
------------------------------------------------------------------------------------------------------------------------------------


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.5% (1.7% OF TOTAL INVESTMENTS)

$       2,400   San Diego Unified Port District, California, Revenue Bonds,           9/14 at 100.00         AAA     $    2,444,688
                 Series 2004B, 5.000%, 9/01/29 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 46.5% (31.6% OF TOTAL INVESTMENTS) (4)

        2,000   California State Public Works Board, Lease Revenue Bonds,            11/09 at 101.00         AAA          2,107,900
                 Department of Health Services, Series 1999A, 5.750%, 11/01/24
                 (Pre-refunded 11/01/09) - MBIA Insured

                California, Various Purpose General Obligation Bonds, Series 2000:
        7,995    5.750%, 3/01/22 (Pre-refunded 3/01/10) - MBIA Insured                3/10 at 101.00         AAA          8,479,896
        2,000    5.750%, 3/01/27 (Pre-refunded 3/01/10) - MBIA Insured                3/10 at 101.00         AAA          2,121,300

        2,500   Fresno Unified School District, Fresno County, California, General    8/09 at 102.00         AAA          2,591,775
                 Obligation Bonds, Series 2001A, 5.125%, 8/01/26 -
                 FSA Insured (ETM)

        6,000   Huntington Park Redevelopment Agency, California, Single Family         No Opt. Call         AAA          8,113,559
                 Residential Mortgage Revenue Refunding Bonds, Series 1986A,
                 8.000%, 12/01/19 (ETM)

        5,135   Palmdale Community Redevelopment Agency, California, Single             No Opt. Call         AAA          6,560,989
                 Family Restructured Mortgage Revenue Bonds, Series 1986A,
                 8.000%, 3/01/16 (Alternative Minimum Tax) (ETM)

        6,220   Riverside County, California, GNMA Mortgage-Backed Securities           No Opt. Call         AAA          8,937,454
                 Program Single Family Mortgage Revenue Bonds, Series 1987A,
                 9.000%, 5/01/21 (Alternative Minimum Tax) (ETM)

        1,485   San Jose, California, Single Family Mortgage Revenue Bonds,             No Opt. Call         AAA          1,936,574
                 Series 1985A, 9.500%, 10/01/13 (ETM)

        2,150   Santa Clara Valley Water District, California, Water Utility          6/10 at 100.00         AAA          2,236,430
                 System Revenue Bonds, Series 2000A, 5.125%, 6/01/31
                 (Pre-refunded 6/01/10) - FGIC Insured

        2,000   University of California, Revenue Bonds, Multi-Purpose Projects,      9/10 at 101.00         AAA          2,106,780
                 Series 2002O, 5.125%, 9/01/31 (Pre-refunded 9/01/10) -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       37,485   Total U.S. Guaranteed                                                                                    45,192,657
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 0.4% (0.3% OF TOTAL INVESTMENTS)

          345   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA            353,411
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 24.1% (16.4% OF TOTAL INVESTMENTS)

        5,255   El Dorado Irrigation District, California, Water and Sewer            3/13 at 100.00         AAA          5,439,450
                 Certificates of Participation, Series 2003A, 5.000%, 3/01/20 -
                 FGIC Insured

        1,230   El Dorado Irrigation District, California, Water and Sewer            3/14 at 100.00         AAA          1,268,868
                 Certificates of Participation, Series 2004A, 5.000%, 3/01/21 -
                 FGIC Insured

          235   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            240,006
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        5,000   Indio Water Authority, California, Water Revenue Bonds,               4/16 at 100.00         AAA          5,152,850
                 Series 2006, 5.000%, 4/01/31 - AMBAC Insured

          220   Marina Coast Water District, California, Enterprise Certificate       6/16 at 100.00         AAA            223,491
                 of Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

        1,500   Placerville Public Financing Authority, California, Wastewater        9/16 at 100.00         AAA          1,521,930
                 System Refinancing and Improvement Project Revenue Bonds,
                 Series 2006, 5.000%, 9/01/34 - XLCA Insured

        3,400   San Diego Public Facilities Financing Authority, California,         11/07 at 101.00         AAA          3,437,706
                 Sewerage Revenue Bonds, Series 1997A, 5.250%, 5/15/22 -
                 FGIC Insured

        1,310   Santa Fe Springs Public Financing Authority, California, Water        5/13 at 100.00         AAA          1,344,663
                 Revenue Bonds, Series 2003A, 5.000%, 5/01/33 -
                 MBIA Insured

        1,345   West Basin Municipal Water District, California, Revenue              8/13 at 100.00         AAA          1,398,666
                 Certificates of Participation, Series 2003A, 5.000%, 8/01/20 -
                 MBIA Insured


                                       23

NPC
Nuveen Insured California Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,000   Westlands Water District, California, Revenue Certificates of         3/15 at 100.00         AAA     $    2,053,460
                 Participation, Series 2005A, 5.000%, 9/01/30 - MBIA Insured

        1,310   Wheeler Ridge-Maricopa Water District, Kern County, California,      11/07 at 101.00         AAA          1,336,593
                 Water Revenue Refunding Bonds, Series 1996,
                 5.700%, 11/01/15 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       22,805   Total Water and Sewer                                                                                    23,417,683
------------------------------------------------------------------------------------------------------------------------------------
$     131,900   Total Investments (cost $135,878,766) - 147.2%                                                          143,005,259
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.9)%                                                                     (828,879)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (46.3)%                                                        (45,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  97,176,380
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2007:
                                     FUND                                        FIXED RATE                              UNREALIZED
                 NOTIONAL     PAY/RECEIVE       FLOATING RATE    FIXED RATE         PAYMENT   EFFECTIVE  TERMINATION   APPRECIATION
COUNTERPARTY       AMOUNT   FLOATING RATE               INDEX   (ANNUALIZED)      FREQUENCY     DATE (5)        DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Citigroup
  Inc.        $4,400,000             Pay    3-Month USD-LIBOR         5.808%  Semi-Annually     7/01/08      7/01/33       $201,925
JPMorgan       6,000,000             Pay                 SIFM         4.376       Quarterly     8/06/08      8/06/37        162,803
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $364,728
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

SIFM - The daily arithmetic average of the weekly SIFM (the Securities Industry and Financial Markets) Municipal Swap Index.

                    All of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

               (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

              WI/DD Purchased on a when-issued or delayed delivery basis.

              (ETM) Escrowed to maturity.

               (IF) Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NCL
Nuveen Insured California Premium Income Municipal Fund 2, Inc.
Portfolio of INVESTMENTS
                                                                 August 31, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 5.7% (3.8% OF TOTAL INVESTMENTS)

$         620   California Educational Facilities Authority, Revenue Bonds,          11/10 at 100.00         Aaa     $      659,054
                 University of the Pacific, Series 2000, 5.875%, 11/01/20 -
                 MBIA Insured

        2,125   California Educational Facilities Authority, Student Loan Revenue     3/08 at 102.00         Aaa          2,170,156
                 Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 -
                 MBIA Insured (Alternative Minimum Tax)

        1,500   California State University, Systemwide Revenue Bonds,                5/15 at 100.00         AAA          1,546,620
                 Series 2005A, 5.000%, 11/01/25 - AMBAC Insured

        6,000   University of California, Revenue Bonds, Multi-Purpose Projects,      5/13 at 100.00         AAA          6,115,800
                 Series 2003A, 5.000%, 5/15/27 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,245   Total Education and Civic Organizations                                                                  10,491,630
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 3.9% (2.6% OF TOTAL INVESTMENTS)

        7,000   The Regents of the University of California, Medical Center           5/15 at 101.00         AAA          6,476,260
                 Pooled Revenue Bonds, Series 2007A, 4.500%, 5/15/37 -
                 MBIA Insured

          650   University of California, Hospital Revenue Bonds, UCLA Medical        5/12 at 101.00         AAA            699,290
                 Center, Series 2004A, 5.500%, 5/15/18 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,650   Total Health Care                                                                                         7,175,550
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 2.3% (1.5% OF TOTAL INVESTMENTS)

          435   California Housing Finance Agency, Home Mortgage Revenue              2/16 at 100.00         AAA            455,040
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)

        2,495   California Housing Finance Agency, Home Mortgage Revenue              2/16 at 100.00         AAA          2,587,889
                 Bonds, Series 2006K, 5.500%, 2/01/42 - AMBAC Insured
                 (Alternative Minimum Tax)

        1,100   California Housing Finance Agency, Single Family Mortgage             2/08 at 101.50         AAA          1,113,552
                 Bonds, Series 1997C-2-II, 5.625%, 8/01/20 - MBIA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,030   Total Housing/Single Family                                                                               4,156,481
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 20.3% (13.7% OF TOTAL INVESTMENTS)

        1,460   ABC Unified School District, Los Angeles County, California,          8/10 at 101.00         AAA          1,555,688
                 General Obligation Bonds, Series 2000B, 5.750%, 8/01/16 -
                 FGIC Insured

        1,425   Bassett Unified School District, Los Angeles County, California,      8/16 at 100.00         AAA          1,494,725
                 General Obligation Bonds, Series 2006B, 5.250%, 8/01/30 -
                 FGIC Insured

        4,400   California, General Obligation Bonds, Series 2003,                    2/13 at 100.00         AAA          4,475,988
                 5.000%, 2/01/31 - MBIA Insured

        3,000   California, General Obligation Veterans Welfare Bonds,               12/07 at 101.00         AAA          3,000,300
                 Series 2001BZ, 5.375%, 12/01/24 - MBIA Insured
                 (Alternative Minimum Tax)

        1,910   Fresno Unified School District, Fresno County, California,              No Opt. Call         AAA          2,215,142
                 General Obligation Bonds, Series 2002A, 6.000%, 8/01/26 -
                 MBIA Insured

        1,255   Los Angeles Community College District, Los Angeles County,           8/15 at 100.00         AAA          1,301,008
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 8/01/24 - FSA Insured

        4,000   Los Angeles Unified School District, Los Angeles County,              7/17 at 100.00         AAA          3,946,320
                 California, General Obligation Bonds, Series 2007A,
                 4.500%, 7/01/24 - FSA Insured


                                       25

NCL
Nuveen Insured California Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Los Rios Community College District, Sacramento, El Dorado and
                Yolo Counties, California, General Obligation Bonds, Series
                2006C:
$       2,110    5.000%, 8/01/21 - FSA Insured                                        8/14 at 102.00         AAA     $    2,206,912
        3,250    5.000%, 8/01/22 - FSA Insured                                        8/14 at 102.00         AAA          3,387,540
        3,395    5.000%, 8/01/23 - FSA Insured                                        8/14 at 102.00         AAA          3,526,013

        1,270   Merced City School District, Merced County, California, General       8/13 at 100.00         AAA          1,307,935
                 Obligation Bonds, Series 2004, 5.000%, 8/01/22 - FGIC Insured

          305   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            314,537
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        2,500   Sacramento City Unified School District, Sacramento County,           7/15 at 100.00         Aaa          2,577,450
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 7/01/27 - MBIA Insured

        1,125   San Diego Unified School District, California, General Obligation       No Opt. Call         AAA            594,045
                 Bonds, Election of 1998, Series 1999A, 0.000%, 7/01/21 -
                 FGIC Insured

        2,000   San Francisco Community College District, California, General         6/10 at 102.00         Aaa          2,035,620
                 Obligation Bonds, Series 2002A, 5.000%, 6/15/26 -
                 FGIC Insured

        1,000   San Ramon Valley Unified School District, Contra Costa County,        8/14 at 100.00         AAA          1,030,000
                 California, General Obligation Bonds, Series 2004,
                 5.000%, 8/01/24 - FSA Insured

        2,445   Washington Unified School District, Yolo County, California,          8/13 at 100.00         AAA          2,535,172
                 General Obligation Bonds, Series 2004A, 5.000%, 8/01/21 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       36,850   Total Tax Obligation/General                                                                             37,504,395
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 44.1% (29.7% OF TOTAL INVESTMENTS)

                Anaheim Public Finance Authority, California, Subordinate Lease
                Revenue Bonds, Public Improvement Project, Series 1997C:
        5,130    0.000%, 9/01/18 - FSA Insured                                          No Opt. Call         AAA          3,128,428
        8,000    0.000%, 9/01/21 - FSA Insured                                          No Opt. Call         AAA          4,129,360

                California Infrastructure Economic Development Bank, Revenue
                Bonds, North County Center for Self-Sufficiency Corporation,
                Series 2004:
        1,535    5.000%, 12/01/20 - AMBAC Insured                                    12/13 at 100.00         AAA          1,586,868
        1,780    5.000%, 12/01/23 - AMBAC Insured                                    12/13 at 100.00         AAA          1,823,521

        3,725   California State Public Works Board, Lease Revenue Bonds,             1/16 at 100.00         AAA          3,952,672
                 Department of Corrections & Rehabilitation, Series 2005J,
                 5.000%, 1/01/17 - AMBAC Insured

          380   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            392,004
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        6,000   El Monte, California, Senior Lien Certificates of Participation,      1/11 at 100.00         AAA          6,086,880
                 Department of Public Services Facility Phase II, Series 2001,
                 5.000%, 1/01/21 - AMBAC Insured

        8,280   Fontana Public Financing Authority, California, Tax Allocation       10/15 at 100.00         AAA          8,427,301
                 Revenue Bonds, North Fontana Redevelopment Project,
                 Series 2005A, 5.000%, 10/01/32 - AMBAC Insured

        3,000   Galt Schools Joint Powers Authority, Sacramento County,              11/07 at 102.00         AAA          3,069,990
                 California, Revenue Refunding Bonds, High School and
                 Elementary School Facilities, Series 1997A, 5.875%, 11/01/24 -
                 MBIA Insured

        4,500   Golden State Tobacco Securitization Corporation, California,          6/15 at 100.00         AAA          4,606,875
                 Enhanced Tobacco Settlement Revenue Bonds, Residual
                 Series 2040, 6.450%, 6/01/45 - FGIC Insured (IF)

        4,025   Golden State Tobacco Securitization Corporation, California,          6/15 at 100.00         AAA          4,456,681
                 Enhanced Tobacco Settlement Revenue Bonds, Drivers Trust
                 2091, 7.092%, 6/01/45 - AGC Insured (IF)

        1,255   Hesperia Public Financing Authority, California, Redevelopment        9/17 at 100.00         Aaa          1,235,799
                 and Housing Projects Tax Allocation Bonds, Series 2007A,
                 5.000%, 9/01/37 (WI/DD, Settling 9/12/07) - XLCA Insured

        1,700   Hesperia Unified School District, San Bernardino County,              2/17 at 100.00         AAA          1,710,710
                 California, Certificates of Participation, Capital Improvement,
                 Series 2007, 5.000%, 2/01/41 - AMBAC Insured

        1,810   Kern County Board of Education, California, Certificates of           5/08 at 102.00         AAA          1,849,096
                 Participation Refunding, Series 1998A, 5.200%, 5/01/28 -
                 MBIA Insured


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       5,000   La Quinta Redevelopment Agency, California, Tax Allocation            9/07 at 102.00         AAA     $    5,095,750
                 Refunding Bonds, Redevelopment Project Area 1, Series 1998,
                 5.200%, 9/01/28 - AMBAC Insured

        2,185   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa          2,198,591
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        1,000   Los Angeles Community Redevelopment Agency, California,              12/14 at 100.00         AAA          1,038,410
                 Tax Allocation Bonds, Bunker Hill Project, Series 2004A,
                 5.000%, 12/01/20 - FSA Insured

        1,250   Los Angeles County Metropolitan Transportation Authority,             7/13 at 100.00         AAA          1,303,750
                 California, Proposition A First Tier Senior Sales Tax Revenue
                 Bonds, Series 2003B, 5.000%, 7/01/19 - MBIA Insured

        4,000   Los Angeles, California, Certificates of Participation, Municipal     6/13 at 100.00         AAA          4,042,480
                 Improvement Corporation, Series 2003AW, 5.000%, 6/01/33 -
                 AMBAC Insured

        3,000   Los Angeles, California, Municipal Improvement Corporation,           1/17 at 100.00         AAA          2,943,780
                 Lease Revenue Bonds, Police Headquarters, Series 2006A,
                 4.750%, 1/01/31 - FGIC Insured

        4,140   Plumas County, California, Certificates of Participation, Capital     6/13 at 101.00         AAA          4,204,832
                 Improvement Program, Series 2003A, 5.000%, 6/01/28 -
                 AMBAC Insured

          390   Poway Redevelopment Agency, California, Tax Allocation               12/10 at 102.00         AAA            417,284
                 Refunding Bonds, Paguay Redevelopment Project, Series 2000,
                 5.750%, 6/15/33 - MBIA Insured

          325   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            329,170
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        1,000   Rocklin Unified School District, Placer County, California,           9/13 at 100.00         AAA          1,023,400
                 Special Tax Bonds, Community Facilities District 1, Series 2004,
                 5.000%, 9/01/25 - MBIA Insured

          405   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            411,719
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        5,000   San Bernardino Joint Powers Financing Authority, California,          9/09 at 102.00         AAA          5,264,400
                 Certificates of Participation Refunding, Police Station Financing
                 Project, Series 1999, 5.500%, 9/01/20 - MBIA Insured

        5,510   Sweetwater Union High School District Public Financing Authority,     9/15 at 100.00         AAA          5,609,951
                 California, Special Tax Revenue Bonds, Series 2005A,
                 5.000%, 9/01/28 - FSA Insured

        1,020   Washington Unified School District, Yolo County, California,          8/17 at 100.00         AAA          1,043,848
                 Certificates of Participation, Series 2007, 5.125%, 8/01/37 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       85,345   Total Tax Obligation/Limited                                                                             81,383,550
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 7.1% (4.8% OF TOTAL INVESTMENTS)

        6,500   Foothill/Eastern Transportation Corridor Agency, California,           1/10 at 65.32         AAA          3,845,530
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/18 - MBIA Insured

        4,000   Orange County Transportation Authority, California, Toll Road         8/13 at 100.00         AAA          4,189,520
                 Revenue Bonds, 91 Express Lanes Project, Series 2003A,
                 5.000%, 8/15/18 - AMBAC Insured

        5,000   San Francisco Airports Commission, California, Revenue                5/11 at 100.00         AAA          5,041,050
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2001, Issue 27A, 5.250%, 5/01/31 -
                 MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       15,500   Total Transportation                                                                                     13,076,100
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 37.7% (25.3% OF TOTAL INVESTMENTS) (4)

        1,380   California Educational Facilities Authority, Revenue Bonds,          11/10 at 100.00         Aaa          1,475,013
                 University of the Pacific, Series 2000, 5.875%, 11/01/20
                 (Pre-refunded 11/01/10) - MBIA Insured

                California Infrastructure Economic Development Bank, Revenue
                Bonds, Asian Art Museum of San Francisco, Series 2000:
        1,295    5.500%, 6/01/19 (Pre-refunded 6/01/10) - MBIA Insured                6/10 at 101.00         AAA          1,372,467
        1,000    5.500%, 6/01/20 (Pre-refunded 6/01/10) - MBIA Insured                6/10 at 101.00         AAA          1,059,820

        3,450   California State Public Works Board, Lease Revenue Bonds,            11/09 at 101.00         AAA          3,636,128
                 Department of Health Services, Series 1999A,
                 5.750%, 11/01/24 (Pre-refunded 11/01/09) - MBIA Insured

        2,250   California State, General Obligation Bonds, Series 2004,              4/14 at 100.00         Aaa          2,410,628
                 5.000%, 4/01/31 (Pre-refunded 4/01/14) - AMBAC Insured


                                       27

NCL
Nuveen Insured California Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       2,500   California, Various Purpose General Obligation Bonds, Series 1999,    9/09 at 101.00         AAA     $    2,616,875
                 5.500%, 9/01/24 (Pre-refunded 9/01/09) - FSA Insured

                California, Various Purpose General Obligation Bonds, Series 2000:
        7,995    5.750%, 3/01/22 (Pre-refunded 3/01/10) - MBIA Insured                3/10 at 101.00         AAA          8,479,897
        1,900    5.750%, 3/01/27 (Pre-refunded 3/01/10) - MBIA Insured                3/10 at 101.00         AAA          2,015,235

        2,425   Central Unified School District, Fresno County, California,           9/07 at 100.00         AAA          2,449,759
                 General Obligation Bonds, Series 1993, 5.625%, 3/01/18 -
                 AMBAC Insured (ETM)

        3,000   Escondido Union High School District, San Diego County,              11/07 at 101.00         AAA          3,039,720
                 California, General Obligation Bonds, Series 1996,
                 5.700%, 11/01/10 - MBIA Insured (ETM)

                Fresno Unified School District, Fresno County, California, General
                Obligation Bonds, Series 2001F:
        1,065    5.125%, 8/01/21 - FSA Insured (ETM)                                  8/09 at 102.00         AAA          1,106,439
        1,160    5.125%, 8/01/22 - FSA Insured (ETM)                                  8/09 at 102.00         AAA          1,205,136
        1,220    5.125%, 8/01/23 - FSA Insured (ETM)                                  8/09 at 102.00         AAA          1,267,470

        1,500   Hacienda La Puente Unified School District, Los Angeles County,       8/10 at 101.00         AAA          1,583,640
                 California, General Obligation Bonds, Series 2000A,
                 5.250%, 8/01/25 (Pre-refunded 8/01/10) - MBIA Insured

        3,190   Kern County Board of Education, California, Certificates of           5/08 at 102.00         Aaa          3,287,072
                 Participation Refunding, Series 1998A, 5.200%, 5/01/28
                 (Pre-refunded 5/01/08) - MBIA Insured

        1,750   Lake Tahoe Unified School District, El Dorado County, California,     8/09 at 100.00         AAA          1,806,403
                 General Obligation Bonds, Series 1999A, 5.250%, 8/01/24
                 (Pre-refunded 8/01/09) - FGIC Insured

        3,865   Los Angeles County Metropolitan Transportation Authority,             7/10 at 101.00         AAA          4,075,952
                 California, Proposition C Second Senior Lien Sales Tax Revenue
                 Bonds, Series 2000A, 5.250%, 7/01/30 (Pre-refunded 7/01/10) -
                 FGIC Insured

                Manteca Unified School District, San Joaquin County, California,
                General Obligation Bonds, Series 2004:
        1,000    5.250%, 8/01/21 (Pre-refunded 8/01/14) - FSA Insured                 8/14 at 100.00         AAA          1,089,530
        1,000    5.250%, 8/01/22 (Pre-refunded 8/01/14) - FSA Insured                 8/14 at 100.00         AAA          1,089,530

        2,500   Oakland, California, Insured Revenue Bonds, 1800 Harrison             1/10 at 100.00         AAA          2,635,575
                 Foundation - Kaiser Permanente, Series 1999A,
                 6.000%, 1/01/29 (Pre-refunded 1/01/10) - AMBAC Insured

        2,775   Pomona Public Financing Authority, California, Revenue Bonds,         5/09 at 101.00         AAA          2,888,387
                 Water Facilities Project, Series 1999AC, 5.500%, 5/01/29
                 (Pre-refunded 5/01/09) - FGIC Insured

        1,610   Poway Redevelopment Agency, California, Tax Allocation               12/10 at 102.00         Aaa          1,747,365
                 Refunding Bonds, Paguay Redevelopment Project, Series 2000,
                 5.750%, 6/15/33 (Pre-refunded 12/15/10) - MBIA Insured

        3,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA          3,758,475
                 Series 2002II, 5.125%, 7/01/26 (Pre-refunded 7/01/12) -
                 FSA Insured

        4,320   Riverside County, California, GNMA Mortgage-Backed Securities           No Opt. Call         AAA          5,662,786
                 Program Single Family Mortgage Revenue Bonds, Series 1987B,
                 8.625%, 5/01/16 (Alternative Minimum Tax) (ETM)

        1,690   Sacramento City Financing Authority, California, Capital             12/09 at 102.00         AAA          1,802,841
                 Improvement Revenue Bonds, Solid Waste and Redevelopment
                 Projects, Series 1999, 5.800%, 12/01/19 (Pre-refunded
                 12/01/09) - AMBAC Insured

        1,000   Sacramento County Sanitation District Financing Authority,           12/10 at 101.00         AAA          1,068,060
                 California, Revenue Bonds, Series 2000A, 5.500%, 12/01/20
                 (Pre-refunded 12/01/10) - AMBAC Insured

        3,500   San Francisco Bay Area Rapid Transit District, California, Sales      7/09 at 101.00         AAA          3,653,055
                 Tax Revenue Bonds, Series 1999, 5.500%, 7/01/34
                 (Pre-refunded 7/01/09) - FGIC Insured

        1,105   University of California, Hospital Revenue Bonds, UCLA Medical        5/12 at 101.00         AAA          1,188,792
                 Center, Series 2004A, 5.500%, 5/15/18 (Pre-refunded 5/15/12) -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       64,945   Total U.S. Guaranteed                                                                                    69,472,050
------------------------------------------------------------------------------------------------------------------------------------


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.9% (5.3% OF TOTAL INVESTMENTS)

$       3,740   California Pollution Control Financing Authority, Revenue Refunding   9/09 at 101.00         AAA     $    3,867,272
                 Bonds, Southern California Edison Company, Series 1999B,
                 5.450%, 9/01/29 - MBIA Insured

          670   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA            686,335
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

          100   Sacramento City Financing Authority, California, Capital             12/09 at 102.00         AAA            106,430
                 Improvement Revenue Bonds, Solid Waste and Redevelopment
                 Projects, Series 1999, 5.800%, 12/01/19 - AMBAC Insured

        1,950   Salinas Valley Solid Waste Authority, California, Revenue Bonds,      8/12 at 100.00         AAA          1,983,677
                 Series 2002, 5.250%, 8/01/27 - AMBAC Insured
                 (Alternative Minimum Tax)

                Santa Clara, California, Subordinate Electric Revenue Bonds,
                Series 2003A:
        2,800    5.000%, 7/01/24 - MBIA Insured                                       7/13 at 100.00         AAA          2,868,068
        5,000    5.000%, 7/01/28 - MBIA Insured                                       7/13 at 100.00         AAA          5,085,650

------------------------------------------------------------------------------------------------------------------------------------
       14,260   Total Utilities                                                                                          14,597,432
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 19.8% (13.3% OF TOTAL INVESTMENTS)

        2,975   Chino Basin Regional Finance Authority, California, Sewerage          2/08 at 100.00         AAA          2,980,593
                 System Revenue Bonds, Inland Empire Utilities Agency,
                 Series 1994, 6.000%, 8/01/16 - AMBAC Insured

        2,000   El Dorado Irrigation District, California, Water and Sewer            3/14 at 100.00         AAA          2,063,200
                 Certificates of Participation, Series 2004A, 5.000%, 3/01/21 -
                 FGIC Insured

          750   Fortuna Public Finance Authority, California, Water Revenue          10/16 at 100.00         AAA            771,758
                 Bonds, Series 2006, 5.000%, 10/01/36 - FSA Insured

          460   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            469,798
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        2,700   Los Angeles County Sanitation Districts Financing Authority,         10/13 at 100.00         AAA          2,800,413
                 California, Senior Revenue Bonds, Capital Projects,
                 Series 2003A, 5.000%, 10/01/21 - FSA Insured

          430   Marina Coast Water District, California, Enterprise Certificate       6/16 at 100.00         AAA            436,824
                 of Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

       12,000   Orange County Sanitation District, California, Certificates of        8/13 at 100.00         AAA         12,131,040
                 Participation, Series 2003, 5.000%, 2/01/33 - FGIC Insured

        1,520   San Buenaventura, California, Water Revenue Certificates of          10/14 at 100.00         AAA          1,549,442
                 Participation, Series 2004, 5.000%, 10/01/25 - AMBAC Insured

        3,675   San Dieguito Water District, California, Water Revenue Bonds,        10/14 at 100.00         AAA          3,792,012
                 Series 2004, 5.000%, 10/01/23 - FGIC Insured

                Santa Clara Valley Water District, California, Certificates of
                Participation, Series 2004A:
        1,400    5.000%, 2/01/19 - FGIC Insured                                       2/14 at 100.00         AAA          1,448,370
          445    5.000%, 2/01/20 - FGIC Insured                                       2/14 at 100.00         AAA            458,639
          465    5.000%, 2/01/21 - FGIC Insured                                       2/14 at 100.00         AAA            477,164

        2,500   West Basin Municipal Water District, California, Revenue              8/13 at 100.00         AAA          2,546,650
                 Certificates of Participation, Series 2003A, 5.000%, 8/01/30 -
                 MBIA Insured

                Yorba Linda Water District, California, Certificates of Participation,
                Highland Reservoir Renovation, Series 2003:
        2,010    5.000%, 10/01/28 - FGIC Insured                                     10/13 at 100.00         AAA          2,045,758
        2,530    5.000%, 10/01/33 - FGIC Insured                                     10/13 at 100.00         AAA          2,561,648
------------------------------------------------------------------------------------------------------------------------------------
       35,860   Total Water and Sewer                                                                                    36,533,309
------------------------------------------------------------------------------------------------------------------------------------
$     274,685   Total Investments (cost $266,239,322) - 148.8%                                                          274,390,497
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.7%                                                                      4,953,002
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.5)%                                                        (95,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 184,343,499
                ====================================================================================================================

NCL
Nuveen Insured California Premium Income Municipal Fund 2, Inc. (continued) Portfolio of INVESTMENTS August 31, 2007

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2007:
                                     FUND                                        FIXED RATE                              UNREALIZED
                 NOTIONAL     PAY/RECEIVE       FLOATING RATE    FIXED RATE         PAYMENT   EFFECTIVE  TERMINATION   APPRECIATION
COUNTERPARTY       AMOUNT   FLOATING RATE               INDEX   (ANNUALIZED)      FREQUENCY    DATE (5)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Citigroup
  Inc.        $ 7,500,000             Pay   3-Month USD-LIBOR         5.808%  Semi-Annually     7/01/08      7/01/33       $344,190
JPMorgan       11,500,000             Pay                SIFM         4.376       Quarterly     8/06/08      8/06/37        312,040
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $656,230
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

SIFM - The daily arithmetic average of the weekly SIFM (the Securities Industry and Financial Markets) Municipal Swap Index.

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

                    All of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

               (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NCU
Nuveen California Premium Income Municipal Fund
Portfolio of INVESTMENTS
August 31, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 7.5% (4.9% OF TOTAL INVESTMENTS)

$       1,500   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3     $    1,495,230
                 Settlement Asset-Backed Bonds, Alameda County Tobacco
                 Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29

          290   California County Tobacco Securitization Agency, Tobacco              6/15 at 100.00         BBB            268,868
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        3,445   California Statewide Financing Authority, Tobacco Settlement          5/12 at 100.00        Baa3          3,455,886
                 Asset-Backed Bonds, Pooled Tobacco Securitization Program,
                 Series 2002A, 5.625%, 5/01/29

        1,350   Golden State Tobacco Securitization Corporation, California,          6/22 at 100.00         BBB            888,192
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
        6,585   Total Consumer Staples                                                                                    6,108,176
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 2.2% (1.4% OF TOTAL INVESTMENTS)

           70   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00          A3             68,753
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
           45    5.000%, 11/01/21                                                    11/15 at 100.00          A2             46,319
           60    5.000%, 11/01/25                                                    11/15 at 100.00          A2             61,022

        1,500   University of California, Revenue Bonds, Multi-Purpose Projects,      5/13 at 100.00         AAA          1,599,900
                 Series 2003A, 5.125%, 5/15/17 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,675   Total Education and Civic Organizations                                                                   1,775,994
------------------------------------------------------------------------------------------------------------------------------------


                ENERGY - 0.6% (0.4% OF TOTAL INVESTMENTS)

          500   Virgin Islands Public Finance Authority, Revenue Bonds,               1/15 at 100.00         BBB            459,710
                 Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 23.2% (15.0% OF TOTAL INVESTMENTS)

        4,705   California Health Facilities Financing Authority, Hospital Revenue   11/07 at 100.00          BB          4,704,765
                 Bonds, Downey Community Hospital, Series 1993,
                 5.750%, 5/15/15

          945   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A2            940,058
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34

        3,525   California Health Facilities Financing Authority, Revenue Bonds,     11/16 at 100.00         AA-          3,588,062
                 Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

        1,500   California Infrastructure Economic Development Bank, Revenue          8/11 at 102.00          A+          1,535,025
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

        1,000   California Statewide Community Development Authority,                10/17 at 100.00          A+            974,900
                 Insured Health Facility Revenue Bonds, Henry Mayo Newhall
                 Memorial Hospital, Series 2007A, 5.000%, 10/01/37

        2,335   California Statewide Community Development Authority,                 3/16 at 100.00          A+          2,255,890
                 Revenue Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

          730   California Statewide Community Development Authority,                 8/16 at 100.00          A+            736,950
                 Revenue Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

        1,000   California Statewide Community Development Authority,                 4/17 at 100.00          A+            925,380
                 Revenue Bonds, Kaiser Permanente System, Series 2007A,
                 4.750%, 4/01/33


                                       31

NCU
Nuveen California Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       2,100   California Statewide Community Development Authority,                   No Opt. Call         AAA     $    2,211,699
                 Revenue Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

        1,000   The Regents of the University of California, Medical Center           5/15 at 101.00         AAA            925,180
                 Pooled Revenue Bonds, Series 2007A, 4.500%, 5/15/37 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,840   Total Health Care                                                                                        18,797,909
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 2.0% (1.3% OF TOTAL INVESTMENTS)

        1,600   California Statewide Community Development Authority, Revenue         7/08 at 101.00         BBB          1,627,856
                 Refunding Bonds, Irvine Apartment Communities Development,
                 Series 1998A, 5.250%, 5/15/25 (Mandatory put 5/15/13)
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.5% (0.4% OF TOTAL INVESTMENTS)

          200   California Housing Finance Agency, Home Mortgage Revenue              2/16 at 100.00         AAA            209,214
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)

          200   California Housing Finance Agency, Single Family Mortgage             2/08 at 101.00         AAA            202,336
                 Bonds II, Series 1997A-1, 6.000%, 8/01/20 - MBIA Insured
                 (Alternative Minimum Tax)
           30   California Rural Home Mortgage Finance Authority,                       No Opt. Call         AAA             30,502
                 Mortgage-Backed Securities Program Single Family Mortgage
                 Revenue Bonds, Series 1996C, 7.500%, 8/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          430   Total Housing/Single Family                                                                                 442,052
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)

          500   California Pollution Control Financing Authority, Solid Waste         1/16 at 102.00         BBB            478,020
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 27.1% (17.5% OF TOTAL INVESTMENTS)

                California, General Obligation Bonds, Series 2003:
        1,000    5.250%, 11/01/19 - RAAI Insured                                     11/13 at 100.00          AA          1,056,300
        1,500    5.000%, 2/01/31 - MBIA Insured                                       2/13 at 100.00         AAA          1,525,905

                California, General Obligation Bonds, Series 2004:
        1,750    5.000%, 4/01/22                                                      4/14 at 100.00          A+          1,797,810
        1,400    5.200%, 4/01/26                                                      4/14 at 100.00          A+          1,448,552

        4,000   California, General Obligation Veterans Welfare Bonds,               12/07 at 100.00          A1          4,001,080
                 Series 1999BR, 5.300%, 12/01/29 (Alternative Minimum Tax)

        1,000   Fremont Unified School District, Alameda County, California,          8/12 at 101.00         AAA          1,036,880
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/21 -
                 FGIC Insured

        6,000   Hartnell Community College District, California, General              6/16 at 100.00         AAA          6,199,260
                 Obligation Bonds, Series 2006B, 5.000%, 6/01/29 - FSA Insured

        3,000   Pomona Unified School District, Los Angeles County, California,       8/11 at 103.00         AAA          3,343,320
                 General Obligation Refunding Bonds, Series 1997A,
                 6.150%, 8/01/15 - MBIA Insured

           15   Riverside Community College District, California, General             8/14 at 100.00         AAA             15,961
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/22 -
                 MBIA Insured

          135   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            139,221
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        1,355   San Jose-Evergreen Community College District, Santa Clara            9/15 at 100.00         AAA          1,401,477
                 County, California, General Obligation Bonds, Series 2005A,
                 5.000%, 9/01/25 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       21,155   Total Tax Obligation/General                                                                             21,965,766
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 45.4% (29.5% OF TOTAL INVESTMENTS)

        1,000   Bell Community Redevelopment Agency, California, Tax                 10/13 at 100.00          AA          1,008,910
                 Allocation Bonds, Bell Project Area, Series 2003,
                 5.625%, 10/01/33 - RAAI Insured

                California Infrastructure Economic Development Bank,
                Revenue Bonds, North County Center for Self-Sufficiency
                Corporation, Series 2004:
        1,695    5.000%, 12/01/22 - AMBAC Insured                                    12/13 at 100.00         AAA          1,740,138
        1,865    5.000%, 12/01/24 - AMBAC Insured                                    12/13 at 100.00         AAA          1,907,541


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       5,920   California State Public Works Board, Lease Revenue Bonds,            11/09 at 101.00         AAA     $    6,199,303
                 Department of Veterans Affairs, Southern California Veterans
                 Home - Chula Vista Facility, Series 1999A, 5.600%, 11/01/19 -
                 AMBAC Insured (5)

          905   California, Economic Recovery Revenue Bonds,                          7/14 at 100.00         AA+            964,440
                 Series 2004A, 5.000%, 7/01/15

          165   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            170,212
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

          500   Chino Redevelopment Agency, California, Merged Chino                  9/16 at 101.00         AAA            514,070
                 Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/38 - AMBAC Insured

        1,450   Golden State Tobacco Securitization Corporation, California,          6/15 at 100.00         AAA          1,484,452
                 Enhanced Asset Backed Settlement Revenue Bonds,
                 Series 2005A, Residual Series 1500, 6.390%, 6/01/45 -
                 AMBAC Insured (IF)

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
           80    5.000%, 9/01/26                                                      9/16 at 100.00         N/R             76,916
          185    5.125%, 9/01/36                                                      9/16 at 100.00         N/R            175,130

        2,500   Kern County Board of Education, California, Certificates of           6/16 at 100.00         AAA          2,539,675
                 Participation, Series 2006A, 5.000%, 6/01/31 - MBIA Insured

        3,500   Livermore Redevelopment Agency, California, Tax Allocation            8/11 at 100.00         AAA          3,552,010
                 Revenue Bonds, Livermore Redevelopment Project Area,
                 Series 2001A, 5.000%, 8/01/26 - MBIA Insured

          310   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa            311,928
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        2,000   Los Angeles, California, Municipal Improvement Corporation,           1/17 at 100.00         AAA          1,962,520
                 Lease Revenue Bonds, Police Headquarters, Series 2006A,
                 4.750%, 1/01/31 - FGIC Insured

        3,230   Murrieta Redevelopment Agency, California, Tax Allocation             8/15 at 100.00         AAA          3,281,583
                 Bonds, Series 2005, 5.000%, 8/01/35 - MBIA Insured

        1,000   Poway, California, Community Facilities District 88-1, Special        8/08 at 102.00         N/R          1,034,650
                 Tax Refunding Bonds, Parkway Business Centre, Series 1998,
                 6.500%, 8/15/09

          155   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            156,989
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          190   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            193,152
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        1,500   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call         AAA          1,654,935
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 MBIA Insured

        3,000   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call         AA-          3,282,750
                 Refunding Bonds, Series 1993B, 5.400%, 11/01/20

                San Marcos Public Facilities Authority, California, Revenue
                Refunding Bonds, Series 1998:
        1,500    5.800%, 9/01/18                                                      9/08 at 101.00        Baa3          1,534,980
        1,000    5.800%, 9/01/27                                                      9/08 at 101.00        Baa3          1,023,320

        2,050   Santa Barbara County, California, Certificates of Participation,     12/11 at 102.00         AAA          2,178,453
                 Series 2001, 5.250%, 12/01/19 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       35,700   Total Tax Obligation/Limited                                                                             36,948,057
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 3.3% (2.1% OF TOTAL INVESTMENTS)

          780   Bay Area Toll Authority, California, Revenue Bonds, San Francisco     4/16 at 100.00          AA            802,168
                 Bay Area Toll Bridge, Series 2006, 5.000%, 4/01/31

        2,000   Foothill/Eastern Transportation Corridor Agency, California, Toll     1/10 at 100.00         BBB-         1,889,240
                 Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

------------------------------------------------------------------------------------------------------------------------------------
        2,780   Total Transportation                                                                                      2,691,408
------------------------------------------------------------------------------------------------------------------------------------


                                       33

NCU
Nuveen California Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 24.5% (15.8% OF TOTAL INVESTMENTS) (4)

                California Department of Water Resources, Power Supply Revenue
                Bonds, Series 2002A:
$         400    5.375%, 5/01/17 (Pre-refunded 5/01/12) - XLCA Insured                5/12 at 101.00         AAA     $      433,400
        2,250    5.125%, 5/01/18 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          2,413,913

        1,200   California Health Facilities Financing Authority, Revenue Bonds,     12/09 at 101.00     N/R (4)          1,276,320
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30
                 (Pre-refunded 12/01/09)

        3,000   California Infrastructure Economic Development Bank, First Lien         No Opt. Call         AAA          3,196,080
                 Revenue Bonds, San Francisco Bay Area Toll Bridge,
                 Series 2003A, 5.000%, 7/01/22 - FSA Insured (ETM)

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B:
        1,000    5.625%, 6/01/33 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          1,086,250
        1,000    5.500%, 6/01/33 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          1,079,880

        2,250   Los Angeles Unified School District, California, General Obligation   7/13 at 100.00         AAA          2,401,493
                 Bonds, Series 2003A, 5.000%, 7/01/22 (Pre-refunded 7/01/13) -
                 FSA Insured

        3,495   Orange County Sanitation District, California, Certificates of        8/13 at 100.00         AAA          3,779,039
                 Participation, Series 2003, 5.250%, 2/01/21 (Pre-refunded
                 8/01/13) - FGIC Insured

        2,000   Puerto Rico, General Obligation and Public Improvement Bonds,         7/10 at 100.00         AAA          2,111,700
                 Series 2000, 5.750%, 7/01/21 (Pre-refunded 7/01/10) -
                 MBIA Insured

        2,000   Vista, California, Mobile Home Park Revenue Bonds, Vista Manor        3/24 at 100.00     N/R (4)          2,094,560
                 Mobile Home Park Project, Series 1999A, 5.750%, 3/15/29
                 (Pre-refunded 3/15/24)

------------------------------------------------------------------------------------------------------------------------------------
       18,595   Total U.S. Guaranteed                                                                                    19,872,635
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 6.7% (4.3% OF TOTAL INVESTMENTS)

          275   Los Angeles Department of Water and Power, California, Power          7/13 at 100.00         AAA            285,082
                 System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 -
                 MBIA Insured

          295   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA            302,192
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        4,580   Sacramento Municipal Utility District, California, Electric Revenue   8/12 at 100.00         AAA          4,842,342
                 Refunding Bonds, Series 2002Q, 5.250%, 8/15/20 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,150   Total Utilities                                                                                           5,429,616
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 10.9% (7.0% OF TOTAL INVESTMENTS)

        1,125   Burbank, California, Wastewater System Revenue Bonds,                 6/14 at 100.00         AAA          1,155,701
                 Series 2004A, 5.000%, 6/01/23 - AMBAC Insured

        5,000   Culver City, California, Wastewater Facilities Revenue Refunding      9/09 at 102.00         AAA          5,253,200
                 Bonds, Series 1999A, 5.700%, 9/01/29 - FGIC Insured

          205   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            209,367
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

          370   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA            380,941
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/36 -
                 FGIC Insured

        1,795   Woodbridge Irrigation District, California, Certificates of           7/13 at 100.00        BBB+          1,820,758
                 Participation, Water Systems Project, Series 2003,
                 5.500%, 7/01/33
------------------------------------------------------------------------------------------------------------------------------------
        8,495   Total Water and Sewer                                                                                     8,819,967
------------------------------------------------------------------------------------------------------------------------------------
$     122,005   Total Investments (cost $122,196,480) - 154.5%                                                          125,417,166
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (2.9)%                                                                       (2,352,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.4%                                                                      1,134,523
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.0)%                                                        (43,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  81,199,689
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2007:
                                     FUND                                        FIXED RATE                              UNREALIZED
                 NOTIONAL     PAY/RECEIVE       FLOATING RATE    FIXED RATE         PAYMENT   EFFECTIVE  TERMINATION   APPRECIATION
COUNTERPARTY       AMOUNT   FLOATING RATE               INDEX   (ANNUALIZED)      FREQUENCY    DATE (6)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs $1,500,000              Pay   3-Month USD-LIBOR        5.215%   Semi-Annually     3/12/08      3/12/30       $(41,719)
JPMorgan       1,500,000              Pay                SIFM        4.376        Quarterly     8/06/08      8/06/37         40,701
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $ (1,018)
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

SIFM - The daily arithmetic average of the weekly SIFM (the Securities Industry and Financial Markets) Municipal Swap Index.

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Portion of investment, with an aggregate market value of $282,738, has been pledged to collateralize the net payment obligations under forward swap contracts.

               (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NAC
Nuveen California Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                 August 31, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.9% (3.2% OF TOTAL INVESTMENTS)

$       1,250   California County Tobacco Securitization Agency, Tobacco              6/15 at 100.00         BBB     $    1,158,913
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

       24,265   Golden State Tobacco Securitization Corporation, California,          6/22 at 100.00         BBB         15,964,429
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
       25,515   Total Consumer Staples                                                                                   17,123,342
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 5.2% (3.5% OF TOTAL INVESTMENTS)

          290   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00          A3            284,832
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

       10,000   California Educational Facilities Authority, Revenue Bonds,          10/17 at 100.00         AA+          9,351,400
                 University of Southern California, Series 2007A, 4.500%, 10/01/33

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          200    5.000%, 11/01/21                                                    11/15 at 100.00          A2            205,864
          265    5.000%, 11/01/25                                                    11/15 at 100.00          A2            269,513

          615   California Statewide Community Development Authority,                10/13 at 100.00         N/R            654,391
                 Revenue Bonds, Notre Dame de Namur University,
                 Series 2003, 6.500%, 10/01/23

          760   California Statewide Community Development Authority,                10/15 at 100.00        BBB-            685,087
                 Revenue Bonds, Thomas Jefferson School of Law,
                 Series 2005A, 4.875%, 10/01/31

        3,000   Long Beach Bond Financing Authority, California, Lease Revenue       11/11 at 100.00         AAA          3,208,020
                 Refunding Bonds, Long Beach Aquarium of the South Pacific,
                 Series 2001, 5.500%, 11/01/17 - AMBAC Insured
        3,500   University of California, Revenue Bonds, Multi-Purpose Projects,      5/13 at 100.00         AAA          3,733,100
                 Series 2003A, 5.125%, 5/15/17 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,630   Total Education and Civic Organizations                                                                  18,392,207
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 15.9% (10.5% OF TOTAL INVESTMENTS)

        2,160   California Health Facilities Financing Authority, Health Facility     3/13 at 100.00           A          2,220,782
                 Revenue Bonds, Adventist Health System/West, Series 2003A,
                 5.000%, 3/01/15

       10,140   California Health Facilities Financing Authority, Revenue Bonds,      3/16 at 100.00          A+         10,157,238
                 Kaiser Permanante System, Series 2006, 5.250%, 3/01/45

       14,895   California Health Facilities Financing Authority, Revenue Bonds,     11/16 at 100.00         AA-         15,161,471
                 Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

        1,535   California Statewide Communities Development Authority,               7/17 at 100.00         N/R          1,395,438
                 Revenue Bonds, ValleyCare Health System, Series 2007A,
                 5.125%, 7/15/31

        9,940   California Statewide Community Development Authority,                 3/16 at 100.00          A+          9,603,233
                 Revenue Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

        3,095   California Statewide Community Development Authority,                 8/16 at 100.00          A+          3,124,464
                 Revenue Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$      10,500   Duarte, California, Certificates of Participation, City of Hope       4/09 at 101.00          A-     $   10,526,670
                 National Medical Center, Series 1999A, 5.250%, 4/01/31

        3,690   Rancho Mirage Joint Powers Financing Authority, California,           7/17 at 100.00          A3          3,588,008
                 Revenue Bonds, Eisenhower Medical Center, Series 2007A,
                 5.000%, 7/01/38

------------------------------------------------------------------------------------------------------------------------------------
       55,955   Total Health Care                                                                                        55,777,304
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 6.2% (4.1% OF TOTAL INVESTMENTS)

        5,120   California Statewide Community Development Authority,                 8/12 at 105.00         Aaa          5,567,949
                 GNMA Collateralized Housing Revenue Refunding Bonds,
                 Crowne Pointe Project, Series 2002F, 6.750%, 8/20/37

        5,000   Contra Costa County, California, Multifamily Housing Revenue          6/09 at 102.00         N/R          5,151,500
                 Bonds, Delta View Apartments Project, Series 1999C,
                 6.750%, 12/01/30 (Alternative Minimum Tax)

          320   Independent Cities Lease Finance Authority, California, Mobile        5/16 at 100.00         N/R            299,469
                 Home Park Revenue Bonds, San Juan Mobile Estates,
                 Series 2006B, 5.850%, 5/15/41

        1,725   Rohnert Park Finance Authority, California, Senior Lien               9/13 at 100.00          A+          1,745,528
                 Revenue Bonds, Rancho Feliz Mobile Home Park,
                 Series 2003A, 5.750%, 9/15/38

        1,120   Rohnert Park Finance Authority, California, Subordinate Lien          9/13 at 100.00         N/R          1,155,269
                 Revenue Bonds, Rancho Feliz Mobile Home Park,
                 Series 2003B, 6.625%, 9/15/38

        7,500   San Bernardino County Housing Authority, California, Multifamily        No Opt. Call          A-          7,647,675
                 Housing Revenue Refunding Bonds, Equity Residential
                 Properties/Redlands Lawn and Tennis Apartments,
                 Series 1999A, 5.200%, 6/15/29 (Mandatory put 6/15/09)

------------------------------------------------------------------------------------------------------------------------------------
       20,785   Total Housing/Multifamily                                                                                21,567,390
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.3% (0.2% OF TOTAL INVESTMENTS)

          840   California Housing Finance Agency, Home Mortgage Revenue              2/16 at 100.00         AAA            878,699
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.9% (1.2% OF TOTAL INVESTMENTS)

        2,000   California Pollution Control Financing Authority, Solid Waste         1/16 at 102.00         BBB          1,912,080
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)

        5,120   California Statewide Communities Development Authority,                 No Opt. Call          BB          4,640,000
                 Revenue Bonds, EnerTech Regional Biosolids Project,
                 Series 2007A, 5.500%, 12/01/33 (DD, Settling 9/06/07)
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,120   Total Industrials                                                                                         6,552,080
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.4% (1.6% OF TOTAL INVESTMENTS)

        8,500   Riverside County Public Financing Authority, California,              5/09 at 101.00        BBB-          8,552,785
                 Certificates of Participation, Air Force Village West,
                 Series 1999, 5.800%, 5/15/29
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 13.0% (8.6% OF TOTAL INVESTMENTS)

        2,000   California, General Obligation Bonds, Series 2003,                   11/13 at 100.00          AA          2,112,600
                 5.250%, 11/01/19 - RAAI Insured

                California, General Obligation Bonds, Series 2004:
        5,000    5.125%, 4/01/23                                                      4/14 at 100.00          A+          5,168,950
        4,150    5.125%, 4/01/25                                                      4/14 at 100.00          A+          4,278,318

        4,435   California, General Obligation Refunding Bonds, Series 2002,            No Opt. Call         AAA          5,081,845
                 6.000%, 4/01/16 - AMBAC Insured

        5,000   Coast Community College District, Orange County, California,          8/16 at 100.00         AAA          5,202,250
                 General Obligation Bonds, Series 2006B, 5.000%, 8/01/24 -
                 FSA Insured

        5,000   Fresno Unified School District, Fresno County, California,              No Opt. Call         AAA          5,798,800
                 General Obligation Bonds, Series 2002A, 6.000%, 8/01/26 -
                 MBIA Insured

        5,210   Oak Valley Hospital District, Stanislaus County, California,          7/14 at 101.00         Aaa          5,282,106
                 General Obligation Bonds, Series 2005, 5.000%, 7/01/35 -
                 FGIC Insured


                                       37

NAC
Nuveen California Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$         575   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA     $      592,980
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        5,000   San Diego Unified School District, San Diego County, California,      7/13 at 101.00         AAA          5,403,750
                 General Obligation Bonds, Series 2003E, 5.250%, 7/01/20 -
                 FSA Insured

        2,865   San Ramon Valley Unified School District, Contra Costa County,        8/16 at 100.00         AAA          3,004,554
                 California, General Obligation Bonds, Series 2006,
                 5.000%, 8/01/21 - MBIA Insured

        3,605   West Contra Costa Unified School District, Contra Costa County,       8/11 at 101.00         AAA          3,737,123
                 California, General Obligation Bonds, Series 2003B,
                 5.000%, 8/01/21 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       42,840   Total Tax Obligation/General                                                                             45,663,276
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 25.5% (16.9% OF TOTAL INVESTMENTS)

                Beaumont Financing Authority, California, Local Agency Revenue
                Bonds, Series 2004D:
        1,000    5.500%, 9/01/24                                                      9/14 at 102.00         N/R          1,015,240
          615    5.800%, 9/01/35                                                      9/14 at 102.00         N/R            627,306

        1,990   Borrego Water District, California, Community Facilities              8/17 at 102.00         N/R          1,928,290
                 District 2007-1 Montesoro, Special Tax Bonds, Series 2007,
                 5.750%, 8/01/25

        1,990   Brentwood Infrastructure Financing Authority, California,             9/12 at 100.00         AAA          2,045,163
                 Infrastructure Revenue Refunding Bonds, Series 2002A,
                 5.125%, 9/02/24 - FSA Insured

                Brentwood Infrastructure Financing Authority, Contra Costa
                County, California, Capital Improvement Revenue Bonds,
                Series 2001:
        1,110    5.375%, 11/01/18 - FSA Insured                                      11/11 at 100.00         AAA          1,173,869
        1,165    5.375%, 11/01/19 - FSA Insured                                      11/11 at 100.00         AAA          1,232,034

        3,895   California, Economic Recovery Revenue Bonds, Series 2004A,            7/14 at 100.00         AA+          4,150,824
                 5.000%, 7/01/15

        2,000   Capistrano Unified School District, Orange County, California,        9/13 at 100.00         N/R          2,056,180
                 Special Tax Bonds, Community Facilities District 90-2 - Talega,
                 Series 2003, 6.000%, 9/01/33

          710   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            732,429
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        1,225   Chino Redevelopment Agency, California, Merged Chino                  9/16 at 101.00         AAA          1,259,472
                 Redevelopment Project Area Tax Allocation Bonds,
                 Series 2006, 5.000%, 9/01/38 - AMBAC Insured

        3,490   Fontana, California, Senior Special Tax Refunding Bonds,              9/08 at 102.00         AAA          3,612,010
                 Heritage Village Community Facilities District 2, Series 1998A,
                 5.250%, 9/01/17 - MBIA Insured

        1,125   Fontana, California, Special Tax Bonds, Sierra Community              9/14 at 100.00         N/R          1,156,995
                 Facilities District 22, Series 2004, 6.000%, 9/01/34

        3,980   Garden Grove, California, Certificates of Participation, Financing    3/12 at 101.00         AAA          4,236,630
                 Project, Series 2002A, 5.500%, 3/01/22 - AMBAC Insured

        2,850   Hesperia Community Redevelopment Agency, California, Tax              9/15 at 100.00         AAA          2,886,566
                 Allocation Bonds, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        4,500   Inglewood Redevelopment Agency, California, Tax Allocation              No Opt. Call         AAA          4,909,680
                 Refunding Bonds, Merged Area Redevelopment Project,
                 Series 1998A, 5.250%, 5/01/23 - AMBAC Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          345    5.000%, 9/01/26                                                      9/16 at 100.00         N/R            331,700
          795    5.125%, 9/01/36                                                      9/16 at 100.00         N/R            752,587

          675   Lammersville School District, San Joaquin County, California,         9/16 at 100.00         N/R            635,843
                 Community Facilities District 2002, Mountain House Special
                 Tax Bonds, Series 2006, 5.125%, 9/01/35

        2,000   Lee Lake Water District, Riverside County, California, Special        9/13 at 102.00         N/R          2,154,960
                 Tax Bonds, Community Facilities District 1 of Sycamore Creek,
                 Series 2003, 6.500%, 9/01/24

        1,000   Lindsay Redevelopment Agency, California, Project 1 Tax               8/17 at 100.00          AA            907,300
                 Allocation Bonds, Series 2007, 5.000%, 8/01/37 -
                 RAAI Insured


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,290   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa     $    1,298,024
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        5,000   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00         AAA          5,072,600
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Refunding Bonds, Series 1998A, 5.000%, 7/01/23 -
                 AMBAC Insured

        1,530   Moreno Valley Unified School District, Riverside County,              3/14 at 100.00         AAA          1,561,028
                 California, Certificates of Participation, Series 2005,
                 5.000%, 3/01/24 - FSA Insured

        3,500   Murrieta Redevelopment Agency, California, Tax Allocation             8/17 at 100.00         AAA          3,567,025
                 Bonds, Series 2007A, 5.000%, 8/01/37 - MBIA Insured

        9,200   Norco Redevelopment Agency, California, Tax Allocation Refunding      3/11 at 102.00         AAA          9,570,484
                 Bonds, Project Area 1, Series 2001, 5.000%, 3/01/19 -
                 MBIA Insured

                North Natomas Community Facilities District 4, Sacramento,
                California, Special Tax Bonds, Series 2006D:
          550    5.000%, 9/01/26                                                      9/14 at 102.00         N/R            525,635
          250    5.000%, 9/01/33                                                      9/14 at 102.00         N/R            233,965

        3,290   Oakland Redevelopment Agency, California, Subordinate Lien            3/13 at 100.00         AAA          3,564,912
                 Tax Allocation Bonds, Central District Redevelopment Project,
                 Series 2003, 5.500%, 9/01/16 - FGIC Insured

        5,600   Palm Springs Financing Authority, California, Lease Revenue          11/11 at 101.00         AAA          5,764,416
                 Refunding Bonds, Convention Center Project, Series 2001A,
                 5.000%, 11/01/22 - MBIA Insured

        1,000   Palmdale Community Redevelopment Agency, California,                 12/14 at 100.00         AAA          1,025,900
                 Tax Allocation Bonds, Merged Redevelopment Project Areas,
                 Series 2004, 5.000%, 12/01/24 - AMBAC Insured

        1,570   Poway Redevelopment Agency, California, Tax Allocation               12/10 at 102.00         AAA          1,679,837
                 Refunding Bonds, Paguay Redevelopment Project, Series 2000,
                 5.750%, 6/15/33 - MBIA Insured

          620   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            627,955
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        1,860   Riverside Redevelopment Agency, California, Tax Allocation            8/13 at 100.00         AAA          1,948,908
                 Refunding Bonds, Merged Project Areas, Series 2003,
                 5.250%, 8/01/22 - MBIA Insured

          770   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            782,774
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        2,500   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call         AAA          2,758,225
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 AMBAC Insured

        1,150   Sacramento, California, Special Tax Bonds, North Natomas              9/14 at 100.00         N/R          1,186,743
                 Community Facilities District 4, Series 2003C, 6.000%, 9/01/33

        2,695   San Jose Financing Authority, California, Lease Revenue               6/12 at 100.00         AAA          2,841,042
                 Refunding Bonds, Civic Center Project, Series 2002B,
                 5.250%, 6/01/19 - AMBAC Insured

        1,000   Washington Unified School District, Yolo County, California,          8/17 at 100.00         AAA          1,023,380
                 Certificates of Participation, Series 2007, 5.125%, 8/01/37 -
                 AMBAC Insured

        2,810   West Patterson Financing Authority, California, Special Tax           9/13 at 103.00         N/R          3,105,949
                 Bonds, Community Facilities District 01-1, Series 2003B,
                 7.000%, 9/01/38

        2,000   West Patterson Financing Authority, California, Special Tax Bonds,    9/13 at 102.00         N/R          2,059,460
                 Community Facilities District 01-1, Series 2004B,
                 6.000%, 9/01/39

        1,350   West Patterson Financing Authority, California, Special Tax           9/13 at 103.00         N/R          1,407,321
                 Bonds, Community Facilities District 2001-1, Series 2004A,
                 6.125%, 9/01/39

------------------------------------------------------------------------------------------------------------------------------------
       85,995   Total Tax Obligation/Limited                                                                             89,410,661
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 19.1% (12.7% OF TOTAL INVESTMENTS)

        1,430   Bay Area Toll Authority, California, Revenue Bonds,                   4/16 at 100.00          AA          1,470,641
                 San Francisco Bay Area Toll Bridge, Series 2006,
                 5.000%, 4/01/31

        8,150   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 101.00        BBB-          8,241,199
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 5.750%, 1/15/40


                                       39

NAC
Nuveen California Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$       8,515   Los Angeles Harbors Department, California, Revenue Refunding         8/11 at 100.00         AAA     $    8,880,975
                 Bonds, Series 2001B, 5.500%, 8/01/18 - AMBAC Insured
                 (Alternative Minimum Tax)

          120   Palm Springs Financing Authority, California, Palm Springs            7/14 at 102.00         N/R            117,659
                 International Airport Revenue Bonds, Series 2006,
                 5.450%, 7/01/20 (Alternative Minimum Tax)

       23,000   Port of Oakland, California, Revenue Bonds, Series 2000K,             5/10 at 100.00         AAA         23,897,920
                 5.750%, 11/01/29 - FGIC Insured (Alternative Minimum Tax)

       23,275   San Francisco Airports Commission, California, Revenue Bonds,         5/10 at 101.00         AAA         24,404,070
                 San Francisco International Airport, Second Series 2000,
                 Issue 24A, 5.750%, 5/01/30 - FSA Insured (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       64,490   Total Transportation                                                                                     67,012,464
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 40.4% (26.7% OF TOTAL INVESTMENTS) (4)

        9,750   California Department of Water Resources, Power Supply                5/12 at 101.00         Aaa         10,460,288
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18
                 (Pre-refunded 5/01/12)

       15,000   California Health Facilities Financing Authority, Revenue Bonds,     12/09 at 101.00     N/R (4)         15,954,000
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30
                 (Pre-refunded 12/01/09)

        8,400   California Health Facilities Financing Authority, Revenue Bonds,     10/08 at 101.00         AAA          8,624,700
                 Kaiser Permanente System, Series 1998B,
                 5.250%, 10/01/14 (ETM)

        8,000   Central California Joint Powers Health Finance Authority,             2/10 at 101.00         AAA          8,517,120
                 Certificates of Participation, Community Hospitals of Central
                 California Obligated Group, Series 2000, 6.000%, 2/01/30
                 (Pre-refunded 2/01/10)

        5,200   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          5,698,004
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33 (Pre-refunded 6/01/13)

        1,940   Lincoln, California, Special Tax Bonds, Lincoln Crossing              9/13 at 102.00     N/R (4)          2,244,076
                 Community Facilities District 03-1, Series 2003A,
                 6.500%, 9/01/25 (Pre-refunded 9/01/13)

        1,335   Lincoln, California, Special Tax Bonds, Lincoln Crossing              9/13 at 102.00     N/R (4)          1,508,790
                 Community Facilities District 03-1, Series 2004,
                 6.000%, 9/01/34 (Pre-refunded 9/01/13)

       10,500   Los Angeles Unified School District, California, General              7/09 at 101.00         AAA         10,912,965
                 Obligation Bonds, Series 1999C, 5.250%, 7/01/24
                 (Pre-refunded 7/01/09) - MBIA Insured

       10,845   Los Angeles Unified School District, California, General              7/12 at 100.00         AAA         11,524,873
                 Obligation Bonds, Series 2002E, 5.000%, 7/01/19
                 (Pre-refunded 7/01/12) - MBIA Insured

        3,335   Moreno Valley Unified School District, Riverside County,              8/14 at 100.00         AAA          3,633,583
                 California, General Obligation Bonds, Series 2004A,
                 5.250%, 8/01/21 (Pre-refunded 8/01/14) - FSA Insured

                Northern California Tobacco Securitization Authority, Tobacco
                Settlement Asset-Backed Bonds, Series 2001A:
        2,500    5.250%, 6/01/31 (Pre-refunded 6/01/11)                               6/11 at 100.00         AAA          2,643,175
        4,500    5.375%, 6/01/41 (Pre-refunded 6/01/11)                               6/11 at 100.00         AAA          4,777,290

        1,750   Oakland Unified School District, Alameda County, California,          8/08 at 101.00         AAA          1,791,825
                 General Obligation Bonds, Series 2001, 5.125%, 8/01/21
                 (Pre-refunded 8/01/08) - FSA Insured

        5,840   Orange County Water District, California, Revenue Certificates        8/09 at 101.00     AA+ (4)          6,064,782
                 of Participation, Series 1999A, 5.375%, 8/15/29 (ETM)

        4,000   Orange County Water District, California, Revenue Certificates        8/09 at 101.00     AA+ (4)          4,174,400
                 of Participation, Series 1999A, 5.375%, 8/15/29
                 (Pre-refunded 8/15/09)

        6,530   Poway Redevelopment Agency, California, Tax Allocation               12/10 at 102.00         Aaa          7,087,140
                 Refunding Bonds, Paguay Redevelopment Project, Series 2000,
                 5.750%, 6/15/33 (Pre-refunded 12/15/10) - MBIA Insured

        4,000   Puerto Rico, General Obligation and Public Improvement Bonds,         7/10 at 100.00         AAA          4,223,400
                 Series 2000, 5.750%, 7/01/16 (Pre-refunded 7/01/10) -
                 MBIA Insured

        1,590   San Marcos Public Facilities Authority, California, Special Tax       9/09 at 102.00     N/R (4)          1,689,900
                 Bonds, Community Facilities District 99-1, Series 2003B,
                 6.000%, 9/01/24 (Pre-refunded 9/01/09)

        2,860   Tobacco Securitization Authority of Southern California,              6/12 at 100.00         AAA          3,062,517
                 Tobacco Settlement Asset-Backed Bonds, San Diego County
                 Tobacco Asset Securitization Corporation, Senior Series 2001A,
                 5.250%, 6/01/27 (Pre-refunded 6/01/12)


                                       40

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$         700   University of California, Certificates of Participation, San Diego    1/10 at 101.00     Aa2 (4)     $      732,753
                 and Sacramento Campus Projects, Series 2002A,
                 5.250%, 1/01/22 (Pre-refunded 1/01/10)

                University of California, Revenue Bonds, Multi-Purpose Projects,
                Series 2002O:
       10,770    5.000%, 9/01/20 (Pre-refunded 9/01/10) - FGIC Insured                9/10 at 101.00         AAA         11,306,992
       11,305    5.000%, 9/01/21 (Pre-refunded 9/01/10) - FGIC Insured                9/10 at 101.00         AAA         11,868,667

        2,500   Whittier, California, Health Facility Revenue Bonds, Presbyterian     6/12 at 101.00      A+ (4)          2,735,975
                 Intercommunity Hospital, Series 2002, 5.600%, 6/01/22
                 (Pre-refunded 6/01/12)

------------------------------------------------------------------------------------------------------------------------------------
      133,150   Total U.S. Guaranteed                                                                                   141,237,215
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 7.6% (5.1% OF TOTAL INVESTMENTS)

        3,630   Imperial Irrigation District, California, Certificates of            11/13 at 100.00         AAA          3,766,052
                 Participation, Electric System Revenue Bonds, Series 2003,
                 5.250%, 11/01/23 - FSA Insured

        7,000   Los Angeles Department of Water and Power, California, Power          7/11 at 100.00         AAA          7,277,410
                 System Revenue Bonds, Series 2001A-1, 5.250%, 7/01/21 -
                 FSA Insured

        8,370   Los Angeles Department of Water and Power, California, Power          7/11 at 100.00         AAA          8,803,650
                 System Revenue Bonds, Series 2001A-2, 5.375%, 7/01/19 -
                 MBIA Insured

        5,500   Los Angeles Department of Water and Power, California, Power          7/15 at 100.00         AAA          5,644,815
                 System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 -
                 FSA Insured

        1,270   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA          1,300,963
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
       25,770   Total Utilities                                                                                          26,792,890
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 8.6% (5.7% OF TOTAL INVESTMENTS)

        9,165   California Department of Water Resources, Water System               12/11 at 100.00         AAA          9,586,220
                 Revenue Bonds, Central Valley Project, Series 2001W,
                 5.250%, 12/01/22 - FSA Insured

          875   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            893,638
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        2,500   Indio Water Authority, California, Water Revenue Bonds,               4/16 at 100.00         AAA          2,576,425
                 Series 2006, 5.000%, 4/01/31 - AMBAC Insured

          835   Marina Coast Water District, California, Enterprise Certificate of    6/16 at 100.00         AAA            848,251
                 Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

        8,250   Pico Rivera Water Authority, California, Revenue Bonds,              12/11 at 102.00         N/R          8,592,540
                 Series 2001A, 6.250%, 12/01/32

        2,250   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA          2,323,080
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 -
                 FGIC Insured

        5,115   San Francisco City and County Public Utilities Commission,           11/12 at 100.00         AAA          5,347,681
                 California, Water Revenue Bonds, Series 2002A,
                 5.000%, 11/01/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       28,990   Total Water and Sewer                                                                                    30,167,835
------------------------------------------------------------------------------------------------------------------------------------
$     518,580   Total Investments (cost $514,017,691) - 151.0%                                                          529,128,148
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (2.8)%                                                                       (9,928,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                      6,323,271
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.9)%                                                       (175,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 350,523,419
                ====================================================================================================================

NAC
Nuveen California Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS August 31, 2007

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2007:

                                     FUND                                        FIXED RATE                              UNREALIZED
                 NOTIONAL     PAY/RECEIVE       FLOATING RATE    FIXED RATE         PAYMENT   EFFECTIVE  TERMINATION   APPRECIATION
COUNTERPARTY       AMOUNT   FLOATING RATE               INDEX   (ANNUALIZED)      FREQUENCY    DATE (5)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Goldman
  Sachs       $24,000,000             Pay   3-Month USD-LIBOR        5.953%   Semi-Annually     7/01/08      7/01/33     $1,556,628
JPMorgan       26,500,000             Pay                SIFM        4.376        Quarterly     8/06/08      8/06/37        719,048
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         $2,275,676
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)
SIFM - The daily arithmetic average of the weekly SIFM (the Securities Industry and Financial Markets) Municipal Swap Index.

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

                DD  Portion of investment purchased on a delayed delivery basis.

             (ETM)  Escrowed to maturity.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NVX
Nuveen California Dividend Advantage Municipal Fund 2
Portfolio of INVESTMENTS
                                                                 August 31, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.5% (4.3% OF TOTAL INVESTMENTS)

$         775   California County Tobacco Securitization Agency, Tobacco              6/15 at 100.00         BBB     $      718,526
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        4,625   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3          4,596,233
                 Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33

       13,480   Golden State Tobacco Securitization Corporation, California,          6/22 at 100.00         BBB          8,868,762
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
       18,880   Total Consumer Staples                                                                                   14,183,521
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 12.5% (8.2% OF TOTAL INVESTMENTS)

        2,000   California Educational Facilities Authority, Revenue Bonds,           6/11 at 101.00         AAA          2,066,480
                 Stanford University, Series 2001Q, 5.250%, 12/01/32

          180   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00          A3            176,792
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          125    5.000%, 11/01/21                                                    11/15 at 100.00          A2            128,665
          165    5.000%, 11/01/25                                                    11/15 at 100.00          A2            167,810

        6,375   California Educational Facilities Authority, Student Loan Revenue     3/08 at 102.00         Aaa          6,510,469
                 Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 -
                 MBIA Insured (Alternative Minimum Tax)

       10,570   California State Public Works Board, Lease Revenue Bonds,            10/12 at 100.00         AAA         11,219,737
                 University of California, UCLA Replacement Hospital Project,
                 Series 2002A, 5.375%, 10/01/18 - FSA Insured

          620   California Statewide Community Development Authority, Revenue        10/13 at 100.00         N/R            659,711
                 Bonds, Notre Dame de Namur University, Series 2003,
                 6.500%, 10/01/23

          475   California Statewide Community Development Authority, Revenue        10/15 at 100.00        BBB-            428,179
                 Bonds, Thomas Jefferson School of Law, Series 2005A,
                 4.875%, 10/01/31

        3,000   Long Beach Bond Financing Authority, California, Lease Revenue       11/11 at 101.00         AAA          3,092,040
                 Refunding Bonds, Long Beach Aquarium of the South Pacific,
                 Series 2001, 5.250%, 11/01/30 - AMBAC Insured

        3,000   University of California System, General Revenue Bonds,               5/15 at 101.00         AAA          2,816,790
                 Series 2006J, 4.500%, 5/15/35 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       26,510   Total Education and Civic Organizations                                                                  27,266,673
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 20.5% (13.4% OF TOTAL INVESTMENTS)

        2,000   California Health Facilities Financing Authority, Revenue Bonds,      4/12 at 100.00        BBB+          2,066,460
                 Casa Colina Inc., Series 2001, 6.000%, 4/01/22

        2,465   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A2          2,452,108
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34

        9,260   California Health Facilities Financing Authority, Revenue Bonds,     11/16 at 100.00         AA-          9,425,661
                 Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

          500   California Infrastructure Economic Development Bank,                  8/11 at 102.00          A+            511,675
                 Revenue Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31


                                       43

NVX
Nuveen California Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         955   California State Public Works Board, Revenue Bonds, University       11/14 at 100.00         AAA     $      988,349
                 of California - Davis Medical Center, Series 2004II-A,
                 5.000%, 11/01/22 - MBIA Insured

          960   California Statewide Communities Development Authority,               7/17 at 100.00         N/R            872,717
                 Revenue Bonds, ValleyCare Health System, Series 2007A,
                 5.125%, 7/15/31

        2,185   California Statewide Community Development Authority,                   No Opt. Call          A+          2,341,665
                 Health Facility Revenue Refunding Bonds, Memorial Health
                 Services, Series 2003A, 6.000%, 10/01/11

        2,500   California Statewide Community Development Authority,                 6/13 at 100.00         AAA          2,630,225
                 Hospital Revenue Bonds, Monterey Peninsula Hospital,
                 Series 2003B, 5.250%, 6/01/18 - FSA Insured

        6,190   California Statewide Community Development Authority,                 3/16 at 100.00          A+          5,980,283
                 Revenue Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

        1,925   California Statewide Community Development Authority,                 8/16 at 100.00          A+          1,943,326
                 Revenue Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

        5,355   California Statewide Community Development Authority,                   No Opt. Call          A+          5,433,451
                 Revenue Bonds, Kaiser Permanente System, Series 2002E,
                 4.700%, 11/01/36 (Mandatory put 6/01/09)

        2,000   California Statewide Community Development Authority,                 4/17 at 100.00          A+          1,850,760
                 Revenue Bonds, Kaiser Permanente System, Series 2007A,
                 4.750%, 4/01/33

        8,305   Rancho Mirage Joint Powers Financing Authority, California,           7/17 at 100.00          A3          8,075,450
                 Revenue Bonds, Eisenhower Medical Center, Series 2007A,
                 5.000%, 7/01/38

------------------------------------------------------------------------------------------------------------------------------------
       44,600   Total Health Care                                                                                        44,572,130
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 10.0% (6.6% OF TOTAL INVESTMENTS)

        2,450   ABAG Finance Authority for Non-Profit Corporations, California,         No Opt. Call         BBB          2,495,521
                 Multifamily Housing Revenue Refunding Bonds, United
                 Dominion/2000 Post Apartments, Series 2000B,
                 6.250%, 8/15/30 (Mandatory put 8/15/08)

        3,415   California Statewide Community Development Authority,                 8/12 at 105.00         Aaa          3,713,778
                 GNMA Collateralized Housing Revenue Refunding Bonds,
                 Crowne Pointe Project, Series 2002F, 6.750%, 8/20/37

        5,962   California Statewide Community Development Authority,                 6/11 at 102.00         AAA          6,219,857
                 Multifamily Housing Revenue Refunding Bonds, Claremont
                 Village Apartments, Series 2001D, 5.500%, 6/01/31
                 (Mandatory put 6/01/16) (Alternative Minimum Tax)

        4,000   Daly City Housing Development Finance Agency, California,            12/13 at 102.00          A-          4,071,840
                 Mobile Home Park Revenue Bonds, Franciscan Mobile
                 Home Park Project, Series 2002A, 5.850%, 12/15/32

          205   Independent Cities Lease Finance Authority, California,               5/16 at 100.00         N/R            191,847
                 Mobile Home Park Revenue Bonds, San Juan Mobile
                 Estates, Series 2006B, 5.850%, 5/15/41

        1,055   Rohnert Park Finance Authority, California, Senior Lien               9/13 at 100.00          A+          1,067,555
                 Revenue Bonds, Rancho Feliz Mobile Home Park,
                 Series 2003A, 5.750%, 9/15/38

          700   Rohnert Park Finance Authority, California, Subordinate Lien          9/13 at 100.00         N/R            722,043
                 Revenue Bonds, Rancho Feliz Mobile Home Park,
                 Series 2003B, 6.625%, 9/15/38

        3,045   Yucaipa Redevelopment Agency, California, Mobile Home                 5/11 at 102.00         N/R          3,275,232
                 Park Revenue Bonds, Rancho del Sol and Grandview,
                 Series 2001A, 6.750%, 5/15/36

------------------------------------------------------------------------------------------------------------------------------------
       20,832   Total Housing/Multifamily                                                                                21,757,673
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 1.2% (0.8% OF TOTAL INVESTMENTS)

          520   California Housing Finance Agency, Home Mortgage Revenue              2/16 at 100.00         AAA            543,956
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)

        1,930   California Housing Finance Agency, Home Mortgage Revenue              2/16 at 100.00         AA-          1,515,494
                 Bonds, Series 2007M, ROLS 11113-1, 5.501%, 8/01/31
                 (Alternative Minimum Tax) (IF)

          575   California Rural Home Mortgage Finance Authority,                     6/11 at 102.00         AAA            583,246
                 Mortgage-Backed Securities Program Single Family Mortgage
                 Revenue Bonds, Series 2001A, 5.650%, 12/01/31
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,025   Total Housing/Single Family                                                                               2,642,696
------------------------------------------------------------------------------------------------------------------------------------


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.9% (1.2% OF TOTAL INVESTMENTS)

$       1,250   California Pollution Control Financing Authority, Solid Waste         1/16 at 102.00         BBB     $    1,195,050
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)

        3,175   California Statewide Communities Development Authority,                 No Opt. Call          BB          2,877,344
                 Revenue Bonds, EnerTech Regional Biosolids Project,
                 Series 2007A, 5.500%, 12/01/33 (DD, Settling 9/06/07)
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,425   Total Industrials                                                                                         4,072,394
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 0.7% (0.5% OF TOTAL INVESTMENTS)

        1,550   California Health Facilities Financing Authority, Cal-Mortgage        1/13 at 100.00          A+          1,578,830
                 Insured Revenue Bonds, Northern California Retired Officers
                 Community Corporation - Paradise Valley Estates, Series 2002,
                 5.125%, 1/01/22
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 8.1% (5.3% OF TOTAL INVESTMENTS)

        3,335   California State, General Obligation Bonds, Series 2006CD,           12/15 at 100.00         AA-          2,462,864
                 RITES 1502, 5.224%, 12/01/32 (Alternative Minimum Tax) (IF)

        3,615   Colton Joint Unified School District, San Bernardino County,          8/12 at 102.00         AAA          3,922,709
                 California, General Obligation Bonds, Series 2002A,
                 5.500%, 8/01/22 - FGIC Insured

                Contra Costa County Community College District, California,
                General Obligation Bonds, Series 2002:
        3,005    5.000%, 8/01/21 - FGIC Insured                                       8/12 at 100.00         AAA          3,115,133
        3,300    5.000%, 8/01/22 - FGIC Insured                                       8/12 at 100.00         AAA          3,383,622

        2,500   Hemet Unified School District, Riverside County, California,          8/15 at 100.00         AAA          2,223,050
                 General Obligation Bonds, Series 2007, 4.250%, 8/01/32 -
                 FSA Insured

        2,000   Puerto Rico, General Obligation and Public Improvement Bonds,           No Opt. Call         AAA          2,237,840
                 Series 2001A, 5.500%, 7/01/20 - MBIA Insured

          355   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            366,101
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,110   Total Tax Obligation/General                                                                             17,711,319
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 23.6% (15.5% OF TOTAL INVESTMENTS)

                Beaumont Financing Authority, California, Local Agency Revenue
                Bonds, Series 2004D:
          650    5.500%, 9/01/24                                                      9/14 at 102.00         N/R            659,906
          385    5.800%, 9/01/35                                                      9/14 at 102.00         N/R            392,704

        1,240   Borrego Water District, California, Community Facilities              8/17 at 102.00         N/R          1,201,548
                 District 2007-1 Montesoro, Special Tax Bonds, Series 2007,
                 5.750%, 8/01/25

        4,900   California State Public Works Board, Lease Revenue Bonds,            12/13 at 100.00           A          5,280,975
                 Department of Corrections, Series 2003C, 5.500%, 6/01/16

        2,105   California, Economic Recovery Revenue Bonds, Series 2004A,            7/14 at 100.00         AA+          2,243,256
                 5.000%, 7/01/15

        1,200   Capistrano Unified School District, Orange County, California,        9/13 at 100.00         N/R          1,233,708
                 Special Tax Bonds, Community Facilities District 90-2 -
                 Talega, Series 2003, 6.000%, 9/01/33

          435   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            448,742
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        4,845   Encinitas Public Financing Authority, California, Lease Revenue       4/08 at 102.00         AAA          4,972,763
                 Bonds, Acquisition Project, Series 2001A, 5.250%, 4/01/31 -
                 MBIA Insured

          750   Fontana, California, Special Tax Bonds, Sierra Community              9/14 at 100.00         N/R            771,330
                 Facilities District 22, Series 2004, 6.000%, 9/01/34

        1,785   Hawthorne Community Redevelopment Agency, California,                 9/16 at 100.00         AAA          1,849,082
                 Project Area 2 Tax Allocation Bonds, Series 2006,
                 5.250%, 9/01/36 - XLCA Insured

        1,800   Hesperia Unified School District, San Bernardino County,              2/17 at 100.00         AAA          1,811,340
                 California, Certificates of Participation, Capital Improvement,
                 Series 2007, 5.000%, 2/01/41 - AMBAC Insured


                                       45

NVX
Nuveen California Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
$         215    5.000%, 9/01/26                                                      9/16 at 100.00         N/R     $      206,712
          495    5.125%, 9/01/36                                                      9/16 at 100.00         N/R            468,592

        2,000   Lake Elsinore Public Finance Authority, California, Local Agency     10/13 at 102.00         N/R          2,116,540
                 Revenue Refunding Bonds, Series 2003H, 6.000%, 10/01/20

          415   Lammersville School District, San Joaquin County, California,         9/16 at 100.00         N/R            390,926
                 Community Facilities District 2002, Mountain House Special
                 Tax Bonds, Series 2006, 5.125%, 9/01/35

        1,265   Lee Lake Water District, Riverside County, California, Special        9/13 at 102.00         N/R          1,363,012
                 Tax Bonds, Community Facilities District 1 of Sycamore
                 Creek, Series 2003, 6.500%, 9/01/24

          800   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa            804,976
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        8,000   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00         AAA          8,116,160
                 California, Proposition C Second Senior Lien Sales Tax Revenue
                 Refunding Bonds, Series 1998A, 5.000%, 7/01/23 -
                 AMBAC Insured

                Los Angeles, California, Municipal Improvement Corporation,
                Lease Revenue Bonds, Police Headquarters, Series 2006A:
        4,000    5.000%, 1/01/25 - FGIC Insured                                       1/17 at 100.00         AAA          4,130,800
        2,500    4.500%, 1/01/37 - FGIC Insured                                       1/17 at 100.00         AAA          2,314,000

          500   North Natomas Community Facilities District 4, Sacramento,            9/14 at 102.00         N/R            467,930
                 California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33

        2,000   Orange County, California, Special Tax Bonds, Community               8/11 at 101.00         N/R          2,007,580
                 Facilities District 02-1 of Ladera Ranch, Series 2003A,
                 5.550%, 8/15/33

          385   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            389,940
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          475   Roseville, California, Certificates of Participation,                 8/13 at 100.00         AAA            482,880
                 Public Facilities, Series 2003A, 5.000%, 8/01/25 -
                 AMBAC Insured

          700   Sacramento, California, Special Tax Bonds, North Natomas              9/14 at 100.00         N/R            722,365
                 Community Facilities District 4, Series 2003C, 6.000%, 9/01/33

        1,530   San Marcos Public Facilities Authority, California, Tax Allocation    8/15 at 100.00         AAA          1,554,434
                 Bonds, Project Areas 2 and 3, Series 2005C, 5.000%, 8/01/35 -
                 AMBAC Insured

        1,330   Washington Unified School District, Yolo County, California,          8/17 at 100.00         AAA          1,361,095
                 Certificates of Participation, Series 2007, 5.125%, 8/01/37 -
                 AMBAC Insured

        1,930   West Patterson Financing Authority, California, Special Tax           9/13 at 103.00         N/R          2,098,759
                 Bonds, Community Facilities District 01-1, Series 2003B,
                 6.750%, 9/01/30

          500   West Patterson Financing Authority, California, Special Tax           9/13 at 102.00         N/R            514,865
                 Bonds, Community Facilities District 01-1, Series 2004B,
                 6.000%, 9/01/39

          850   West Patterson Financing Authority, California, Special Tax           9/13 at 103.00         N/R            886,091
                 Bonds, Community Facilities District 2001-1, Series 2004A,
                 6.125%, 9/01/39

------------------------------------------------------------------------------------------------------------------------------------
       49,985   Total Tax Obligation/Limited                                                                             51,263,011
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 10.4% (6.8% OF TOTAL INVESTMENTS)

        1,930   Bay Area Toll Authority, California, Revenue Bonds, San Francisco     4/16 at 100.00          AA          1,984,851
                 Bay Area Toll Bridge, Series 2006, 5.000%, 4/01/31

        7,000   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          6,514,900
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/27

        5,585   Port of Oakland, California, Revenue Bonds, Series 2002N,            11/12 at 100.00         AAA          5,777,683
                 5.000%, 11/01/16 - MBIA Insured (Alternative Minimum Tax)

                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2003, Issue 29A:
        2,430    5.250%, 5/01/18 - FGIC Insured (Alternative Minimum Tax)             5/13 at 100.00         AAA          2,520,104
        2,555    5.250%, 5/01/19 - FGIC Insured (Alternative Minimum Tax)             5/13 at 100.00         AAA          2,640,720


                                       46

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$       1,000   San Francisco Airports Commission, California, Revenue Bonds,         5/13 at 100.00         AAA     $    1,048,630
                 San Francisco International Airport, Second Series 2003,
                 Issue 29B, 5.125%, 5/01/17 - FGIC Insured

        2,000   San Francisco Airports Commission, California, Revenue                5/12 at 100.00         AAA          2,075,760
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2002, Issue 28A, 5.250%, 5/01/17 -
                 MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       22,500   Total Transportation                                                                                     22,562,648
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 42.1% (27.6% OF TOTAL INVESTMENTS) (4)

        9,000   Anitoch Area Public Facilities Financing Agency, California,          8/11 at 100.00         AAA          9,547,109
                 Special Tax Bonds, Community Facilities District 1989-1,
                 Series 2001, 5.250%, 8/01/25 (Pre-refunded 8/01/11) -
                 MBIA Insured

        6,000   California Department of Water Resources, Power Supply                5/12 at 101.00         Aaa          6,437,100
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18
                 (Pre-refunded 5/01/12)

        3,000   Central California Joint Powers Health Finance Authority,             2/10 at 101.00         AAA          3,193,920
                 Certificates of Participation, Community Hospitals of
                 Central California Obligated Group, Series 2000,
                 6.000%, 2/01/30 (Pre-refunded 2/01/10)

        4,900   East Bay Municipal Utility District, Alameda and Contra               6/11 at 100.00         AAA          5,143,285
                 Costa Counties, California, Water System Subordinated
                 Revenue Bonds, Series 2001, 5.000%, 6/01/26
                 (Pre-refunded 6/01/11) - MBIA Insured

        3,200   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          3,506,464
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33 (Pre-refunded 6/01/13)

        1,170   Lincoln, California, Special Tax Bonds, Lincoln Crossing              9/13 at 102.00     N/R (4)          1,353,386
                 Community Facilities District 03-1, Series 2003A,
                 6.500%, 9/01/25 (Pre-refunded 9/01/13)

          885   Lincoln, California, Special Tax Bonds, Lincoln Crossing              9/13 at 102.00     N/R (4)          1,000,209
                 Community Facilities District 03-1, Series 2004,
                 6.000%, 9/01/34 (Pre-refunded 9/01/13)

        7,530   Los Angeles Unified School District, California, General Obligation   7/10 at 100.00         AAA          7,897,991
                 Bonds, Series 2000D, 5.375%, 7/01/25 (Pre-refunded
                 7/01/10) - FGIC Insured

       10,840   Los Angeles Unified School District, California, General Obligation   7/12 at 100.00         AAA         11,519,559
                 Bonds, Series 2002E, 5.000%, 7/01/19 (Pre-refunded 7/01/12) -
                 MBIA Insured

        1,250   Los Angeles Unified School District, California, General Obligation   7/13 at 100.00         AAA          1,350,413
                 Bonds, Series 2003A, 5.250%, 7/01/20 (Pre-refunded 7/01/13) -
                 FSA Insured

        3,000   Northern California Tobacco Securitization Authority, Tobacco         6/11 at 100.00         AAA          3,184,860
                 Settlement Asset-Backed Bonds, Series 2001A, 5.375%, 6/01/41
                 (Pre-refunded 6/01/11)

        2,000   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call    BBB- (4)          2,363,740
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 (ETM)

        6,000   Riverside County Redevelopment Agency, California, Tax               10/11 at 102.00         AAA          6,484,740
                 Allocation Bonds, Jurupa Valley Project Area, Series 2001,
                 5.250%, 10/01/35 (Pre-refunded 10/01/11) - AMBAC Insured

       12,090   Santa Clara Valley Transportation Authority, California,              6/11 at 100.00         AAA         12,690,267
                 Sales Tax Revenue Bonds, Series 2001A, 5.000%, 6/01/25
                 (Pre-refunded 6/01/11) - MBIA Insured

        4,050   Santa Rosa High School District, Sonoma County, California,           5/11 at 101.00         AAA          4,324,469
                 General Obligation Bonds, Series 2001, 5.300%, 5/01/26
                 (Pre-refunded 5/01/11) - FGIC Insured

        6,200   Southwestern Community College District, San Diego County,            8/11 at 101.00         AAA          6,658,986
                 California, General Obligation Bonds, Series 2001,
                 5.375%, 8/01/25 (Pre-refunded 8/01/11) - AMBAC Insured

        2,800   Tobacco Securitization Authority of Southern California,              6/12 at 100.00         AAA          3,028,564
                 Tobacco Settlement Asset-Backed Bonds, San Diego County
                 Tobacco Asset Securitization Corporation, Senior Series 2001A,
                 5.500%, 6/01/36 (Pre-refunded 6/01/12)

        1,500   Whittier, California, Health Facility Revenue Bonds, Presbyterian     6/12 at 101.00      A+ (4)          1,641,585
                 Intercommunity Hospital, Series 2002, 5.600%, 6/01/22
                 (Pre-refunded 6/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       85,415   Total U.S. Guaranteed                                                                                    91,326,647
------------------------------------------------------------------------------------------------------------------------------------


                                       47

NVX
Nuveen California Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 4.5% (2.9% OF TOTAL INVESTMENTS)

$       5,000   Anaheim Public Finance Authority, California, Second Lien            10/14 at 100.00         AAA     $    5,273,150
                 Electric Distribution Revenue Bonds, Series 2004,
                 5.250%, 10/01/21 - MBIA Insured

        1,000   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA          1,027,410
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/23 - MBIA Insured

          500   Los Angeles Department of Water and Power, California,                7/15 at 100.00         AAA            513,165
                 Power System Revenue Bonds, Series 2005A-1,
                 5.000%, 7/01/31 - FSA Insured

          790   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA            809,260
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        2,000   Santa Clara, California, Subordinate Electric Revenue Bonds,          7/13 at 100.00         AAA          2,120,800
                 Series 2003A, 5.250%, 7/01/20 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,290   Total Utilities                                                                                           9,743,785
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 10.5% (6.9% OF TOTAL INVESTMENTS)

        1,400   Castaic Lake Water Agency, California, Revenue Certificates           8/16 at 100.00         AAA          1,418,536
                 of Participation, Series 2006C, 5.000%, 8/01/36 - MBIA Insured

        2,655   El Dorado Irrigation District, California, Water and Sewer            3/14 at 100.00         AAA          2,751,031
                 Certificates of Participation, Series 2004A, 5.000%, 3/01/20 -
                 FGIC Insured

          545   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            556,609
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

          750   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA            774,360
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 -
                 FGIC Insured

        1,700   San Buenaventura, California, Wastewater Revenue Certificates         3/14 at 100.00         AAA          1,740,222
                 of Participation, Series 2004, 5.000%, 3/01/24 - MBIA Insured

        4,785   San Diego Public Facilities Financing Authority, California,          8/12 at 100.00         AAA          4,960,370
                 Subordinate Lien Water Revenue Bonds, Series 2002,
                 5.000%, 8/01/21 - MBIA Insured

       10,000   San Francisco City and County Public Utilities Commission,            4/13 at 100.00         AAA         10,591,399
                 California, Clean Water Revenue Refunding Bonds,
                 Series 2003A, 5.250%, 10/01/20 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       21,835   Total Water and Sewer                                                                                    22,792,527
------------------------------------------------------------------------------------------------------------------------------------
$     326,957   Total Investments (cost $323,736,433) - 152.5%                                                          331,473,854
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (2.8)%                                                                       (6,171,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                      2,028,894
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.6)%                                                       (110,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 217,331,748
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2007:
                                     FUND                                        FIXED RATE                              UNREALIZED
                 NOTIONAL     PAY/RECEIVE       FLOATING RATE    FIXED RATE         PAYMENT   EFFECTIVE  TERMINATION   APPRECIATION
COUNTERPARTY       AMOUNT   FLOATING RATE               INDEX   (ANNUALIZED)      FREQUENCY    DATE (5)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Citigroup
  Inc.        $4,500,000              Pay   3-Month USD-LIBOR        5.808%   Semi-Annually     7/01/08      7/01/33       $206,514
JPMorgan       7,000,000              Pay                SIFM        4.376        Quarterly     8/06/08      8/06/37        189,937
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $396,451
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)
SIFM - The daily arithmetic average of the weekly SIFM (the Securities Industry and Financial Markets) Municipal Swap Index.

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

                DD  Portion of investment purchased on a delayed delivery basis.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NZH
Nuveen California Dividend Advantage Municipal Fund 3
Portfolio of INVESTMENTS
                                                                 August 31, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.0% (3.9% OF TOTAL INVESTMENTS)

$       1,260   California County Tobacco Securitization Agency, Tobacco              6/15 at 100.00         BBB     $    1,168,184
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

       29,660   Golden State Tobacco Securitization Corporation, California,          6/22 at 100.00         BBB         19,513,905
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
       30,920   Total Consumer Staples                                                                                   20,682,089
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 4.1% (2.6% OF TOTAL INVESTMENTS)

          290   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00          A3            284,832
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          200    5.000%, 11/01/21                                                    11/15 at 100.00          A2            205,864
          270    5.000%, 11/01/25                                                    11/15 at 100.00          A2            274,598

        3,825   California Educational Facilities Authority, Student Loan             3/08 at 102.00         Aaa          3,906,281
                 Revenue Bonds, Cal Loan Program, Series 2001A,
                 5.400%, 3/01/21 - MBIA Insured (Alternative Minimum Tax)

        3,600   California State Public Works Board, Lease Revenue Bonds,            10/12 at 100.00         AAA          3,842,928
                 University of California, UCLA Replacement Hospital Project,
                 Series 2002A, 5.375%, 10/01/17 - FSA Insured

          620   California Statewide Community Development Authority,                10/13 at 100.00         N/R            659,711
                 Revenue Bonds, Notre Dame de Namur University,
                 Series 2003, 6.500%, 10/01/23

          765   California Statewide Community Development Authority,                10/15 at 100.00        BBB-            689,594
                 Revenue Bonds, Thomas Jefferson School of Law,
                 Series 2005A, 4.875%, 10/01/31

        4,000   University of California, Revenue Bonds, Multi-Purpose Projects,      5/13 at 100.00         AAA          4,107,480
                 Series 2003A, 5.000%, 5/15/23 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       13,570   Total Education and Civic Organizations                                                                  13,971,288
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 27.0% (17.3% OF TOTAL INVESTMENTS)

                California Health Facilities Financing Authority, Revenue Bonds,
                Casa Colina Inc., Series 2001:
        4,000    6.000%, 4/01/22                                                      4/12 at 100.00        BBB+          4,132,920
        2,000    6.125%, 4/01/32                                                      4/12 at 100.00        BBB+          2,064,620

        4,005   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A2          3,984,054
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34

        8,470   California Health Facilities Financing Authority, Revenue Bonds,     11/16 at 100.00         AA-          8,952,790
                 Sutter Health, Series 2007A, Residuals 1802,
                 7.195%, 11/15/46 (IF)

       11,895   California Health Facilities Financing Authority, Revenue Bonds,     11/16 at 100.00         AA-         12,107,802
                 Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

        9,000   California Infrastructure Economic Development Bank, Revenue          8/11 at 102.00          A+          9,210,150
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

        1,575   California Statewide Communities Development Authority,               7/17 at 100.00         N/R          1,431,801
                 Revenue Bonds, ValleyCare Health System, Series 2007A,
                 5.125%, 7/15/31

        6,525   California Statewide Community Development Authority,                   No Opt. Call          A+          7,072,839
                 Health Facility Revenue Refunding Bonds, Memorial Health
                 Services, Series 2003A, 6.000%, 10/01/12

        6,450   California Statewide Community Development Authority,                 6/13 at 100.00         AAA          6,785,981
                 Hospital Revenue Bonds, Monterey Peninsula Hospital,
                 Series 2003B, 5.250%, 6/01/18 - FSA Insured


                                       50

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       7,665   California Statewide Community Development Authority,                11/09 at 102.00          A+     $    7,881,536
                 Insured Mortgage Hospital Revenue Bonds, Mission Community
                 Hospital, Series 2001, 5.375%, 11/01/21

       10,095   California Statewide Community Development Authority, Revenue         3/16 at 100.00          A+          9,752,981
                 Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

        3,145   California Statewide Community Development Authority, Revenue         8/16 at 100.00          A+          3,174,940
                 Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

        3,000   California Statewide Community Development Authority, Revenue         4/17 at 100.00          A+          2,776,140
                 Bonds, Kaiser Permanente System, Series 2007A,
                 4.750%, 4/01/33

                Rancho Mirage Joint Powers Financing Authority, California,
                Revenue Bonds, Eisenhower Medical Center, Series 2007A:
        8,310    5.000%, 7/01/38                                                      7/17 at 100.00          A3          8,080,312
        5,540    5.000%, 7/01/47                                                      7/17 at 100.00          A3          5,321,779

------------------------------------------------------------------------------------------------------------------------------------
       91,675   Total Health Care                                                                                        92,730,645
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 6.7% (4.3% OF TOTAL INVESTMENTS)

        4,000   ABAG Finance Authority for Non-Profit Corporations, California,         No Opt. Call         BBB          4,074,320
                 Multifamily Housing Revenue Refunding Bonds, United
                 Dominion/2000 Post Apartments, Series 2000B, 6.250%, 8/15/30
                 (Mandatory put 8/15/08)

        5,115   California Statewide Community Development Authority,                 8/12 at 105.00         Aaa          5,562,511
                 GNMA Collateralized Housing Revenue Refunding Bonds,
                 Crowne Pointe Project, Series 2002F, 6.750%, 8/20/37

        2,000   Daly City Housing Development Finance Agency, California,            12/13 at 102.00          A-          2,040,260
                 Mobile Home Park Revenue Bonds, Franciscan Mobile
                 Home Park Project, Series 2002A, 5.800%, 12/15/25

          325   Independent Cities Lease Finance Authority, California,               5/16 at 100.00         N/R            304,148
                 Mobile Home Park Revenue Bonds, San Juan Mobile Estates,
                 Series 2006B, 5.850%, 5/15/41

        1,735   Rohnert Park Finance Authority, California, Senior Lien Revenue       9/13 at 100.00          A+          1,755,647
                 Bonds, Rancho Feliz Mobile Home Park, Series 2003A,
                 5.750%, 9/15/38

        1,125   Rohnert Park Finance Authority, California, Subordinate Lien          9/13 at 100.00         N/R          1,160,426
                 Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003B,
                 6.625%, 9/15/38

        3,610   San Bernardino County Housing Authority, California, GNMA            11/11 at 105.00         Aaa          3,851,545
                 Collateralized Multifamily Mortgage Revenue Bonds, Pacific
                 Palms Mobile Home Park, Series 2001A, 6.700%, 12/20/41

                San Jose, California, Multifamily Housing Revenue Bonds, GNMA
                Mortgage-Backed Securities Program, Lenzen Housing, Series
                2001B:
        1,250    5.350%, 2/20/26 (Alternative Minimum Tax)                            8/11 at 102.00         AAA          1,266,200
        2,880    5.450%, 2/20/43 (Alternative Minimum Tax)                            8/11 at 102.00         AAA          2,898,144

------------------------------------------------------------------------------------------------------------------------------------
       22,040   Total Housing/Multifamily                                                                                22,913,201
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 2.2% (1.4% OF TOTAL INVESTMENTS)

          855   California Housing Finance Agency, Home Mortgage Revenue              2/16 at 100.00         AAA            894,390
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)

        8,490   California Housing Finance Agency, Home Mortgage Revenue              2/16 at 100.00         Aa2          6,666,603
                 Bonds, Series 2007M, ROLS 11113-1, 5.501%, 8/01/26
                 (Alternative Minimum Tax) (IF)

------------------------------------------------------------------------------------------------------------------------------------
        9,345   Total Housing/Single Family                                                                               7,560,993
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.9% (1.2% OF TOTAL INVESTMENTS)

        2,000   California Pollution Control Financing Authority, Solid Waste         1/16 at 102.00         BBB          1,912,080
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)

        5,205   California Statewide Communities Development Authority,                 No Opt. Call          BB          4,717,031
                 Revenue Bonds, EnerTech Regional Biosolids Project,
                 Series 2007A, 5.500%, 12/01/33 (DD, Settling 9/06/07)
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,205   Total Industrials                                                                                         6,629,111
------------------------------------------------------------------------------------------------------------------------------------


                                       51

NZH
Nuveen California Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.6% (1.0% OF TOTAL INVESTMENTS)

$       2,450   California Health Facilities Financing Authority, Cal-Mortgage        1/13 at 100.00          A+     $    2,495,570
                 Insured Revenue Bonds, Northern California Retired Officers
                 Community Corporation - Paradise Valley Estates, Series 2002,
                 5.125%, 1/01/22

                California Health Facilities Financing Authority, Insured Senior
                Living Revenue Bonds, Aldersly Project, Series 2002A:
        1,500    5.125%, 3/01/22                                                      3/12 at 101.00          A+          1,528,770
        1,315    5.250%, 3/01/32                                                      3/12 at 101.00          A+          1,331,398

------------------------------------------------------------------------------------------------------------------------------------
        5,265   Total Long-Term Care                                                                                      5,355,738
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 19.5% (12.5% OF TOTAL INVESTMENTS)

                California State, General Obligation Bonds, Series 2007:
        7,650    4.250%, 8/01/33 - MBIA Insured                                       2/17 at 100.00         AAA          6,877,733
        6,000    4.250%, 12/01/35 - AMBAC Insured                                    12/16 at 100.00         AAA          5,333,400

        9,335   California, General Obligation Bonds, Series 2002,                      No Opt. Call         AAA         10,674,946
                 6.000%, 2/01/16 - FSA Insured

           10   California, General Obligation Veterans Welfare Bonds,               12/07 at 101.00         AA-             10,112
                 Series 1997BJ, 5.500%, 12/01/18 (Alternative Minimum Tax)
       14,300   California, General Obligation Veterans Welfare Bonds,               12/07 at 101.00         AAA         14,373,072
                 Series 2001BZ, 5.350%, 12/01/21 - MBIA Insured
                 (Alternative Minimum Tax)

        3,000   Contra Costa County Community College District, California,           8/12 at 100.00         AAA          3,070,710
                 General Obligation Bonds, Series 2002, 5.000%, 8/01/23 -
                 FGIC Insured

        2,500   Fullerton Joint Union High School District, Orange County,            8/12 at 100.00         Aaa          2,547,925
                 California, General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/23 - FSA Insured

        2,260   Jurupa Unified School District, Riverside County, California,         8/11 at 101.00         AAA          2,339,529
                 General Obligation Bonds, Series 2002, 5.125%, 8/01/22 -
                 FGIC Insured

          870   Puerto Rico, General Obligation and Public Improvement Bonds,         7/11 at 100.00         AAA            886,330
                 Series 2001, 5.000%, 7/01/24 - FSA Insured

          575   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            592,980
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

       10,810   San Diego Unified School District, San Diego County,                  7/11 at 102.00         AAA         11,465,086
                 California, General Obligation Bonds, Election of 1998,
                 Series 2001C, 5.000%, 7/01/26 - FSA Insured

        4,000   San Diego Unified School District, San Diego County,                  7/12 at 101.00         AAA          4,295,280
                 California, General Obligation Bonds, Election of 1998,
                 Series 2002D, 5.250%, 7/01/21 - FGIC Insured

        2,715   San Jose-Evergreen Community College District,                        9/15 at 100.00         AAA          2,808,125
                 Santa Clara County, California, General Obligation Bonds,
                 Series 2005A, 5.000%, 9/01/25 - MBIA Insured

        1,630   West Contra Costa Unified School District, Contra Costa               8/11 at 101.00         AAA          1,671,304
                 County, California, General Obligation Bonds, Series 2003C,
                 5.000%, 8/01/22 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       65,655   Total Tax Obligation/General                                                                             66,946,532
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 39.2% (25.3% OF TOTAL INVESTMENTS)

        2,040   Borrego Water District, California, Community Facilities              8/17 at 102.00         N/R          1,976,740
                 District 2007-1 Montesoro, Special Tax Bonds, Series 2007,
                 5.750%, 8/01/25

        7,135   Brentwood Infrastructure Financing Authority, Contra Costa           11/11 at 100.00         AAA          7,260,576
                 County, California, Capital Improvement Revenue Bonds,
                 Series 2001, 5.000%, 11/01/25 - FSA Insured

        8,210   California State Public Works Board, Lease Revenue Bonds,            12/13 at 100.00           A          8,848,328
                 Department of Corrections, Series 2003C, 5.500%, 6/01/16

        3,350   California State Public Works Board, Lease Revenue Bonds,            12/12 at 100.00         AAA          3,570,966
                 Department of General Services, Capital East End Project,
                 Series 2002A, 5.250%, 12/01/17 - AMBAC Insured

        4,000   California State Public Works Board, Lease Revenue Bonds,             3/12 at 100.00         AAA          4,071,680
                 Department of General Services, Series 2002B,
                 5.000%, 3/01/27 - AMBAC Insured

        4,510   California State Public Works Board, Lease Revenue Bonds,            12/11 at 102.00         AAA          4,611,610
                 Department of Mental Health, Hospital Addition, Series 2001A,
                 5.000%, 12/01/26 - AMBAC Insured


                                       52

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Capistrano Unified School District, Orange County, California,
                Special Tax Bonds, Community Facilities District 90-2 - Talega,
                Series 2003:
$       1,750    5.875%, 9/01/23                                                      9/13 at 100.00         N/R     $    1,810,673
          550    6.000%, 9/01/33                                                      9/13 at 100.00         N/R            565,450

          715   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            737,587
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        2,160   Chino Redevelopment Agency, California, Merged Chino                  9/16 at 101.00         AAA          2,220,782
                 Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/38 - AMBAC Insured

        1,125   Fontana, California, Special Tax Bonds, Sierra Community              9/14 at 100.00         N/R          1,156,995
                 Facilities District 22, Series 2004, 6.000%, 9/01/34

        1,000   Fullerton Community Facilities District 1, California, Special        9/12 at 100.00         N/R          1,037,270
                 Tax Bonds, Amerige Heights, Series 2002, 6.100%, 9/01/22

        5,000   Golden State Tobacco Securitization Corporation, California,          6/15 at 100.00         AAA          5,039,550
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, 5.000%, 6/01/45 - AMBAC Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          350    5.000%, 9/01/26                                                      9/16 at 100.00         N/R            336,508
          805    5.125%, 9/01/36                                                      9/16 at 100.00         N/R            762,053

        3,000   Lake Elsinore Public Finance Authority, California, Local Agency     10/13 at 102.00         N/R          3,174,810
                 Revenue Refunding Bonds, Series 2003H, 6.000%, 10/01/20

          685   Lammersville School District, San Joaquin County, California,         9/16 at 100.00         N/R            645,263
                 Community Facilities District 2002, Mountain House Special
                 Tax Bonds, Series 2006, 5.125%, 9/01/35

        5,250   Lammersville School District, San Joaquin County, California,         9/12 at 101.00         N/R          5,534,708
                 Special Tax Bonds, Community Facilities District of Mountain
                 House, Series 2002, 6.300%, 9/01/24

        2,000   Lee Lake Water District, Riverside County, California, Special        9/13 at 102.00         N/R          2,154,960
                 Tax Bonds, Community Facilities District 1 of Sycamore Creek,
                 Series 2003, 6.500%, 9/01/24

        1,000   Lindsay Redevelopment Agency, California, Project 1 Tax Allocation    8/17 at 100.00          AA            907,300
                 Bonds, Series 2007, 5.000%, 8/01/37 - RAAI Insured

        5,425   Lodi, California, Certificates of Participation, Public Improvement  10/12 at 100.00         AAA          5,517,225
                 Financing Project, Series 2002, 5.000%, 10/01/26 - MBIA Insured

        1,310   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa          1,318,148
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        1,675   Moreno Valley Unified School District, Riverside County,              3/14 at 100.00         AAA          1,702,403
                 California, Certificates of Participation, Series 2005,
                 5.000%, 3/01/26 - FSA Insured

                North Natomas Community Facilities District 4, Sacramento,
                California, Special Tax Bonds, Series 2006D:
          550    5.000%, 9/01/26                                                      9/14 at 102.00         N/R            525,635
          250    5.000%, 9/01/33                                                      9/14 at 102.00         N/R            233,965

        3,000   Oakland Redevelopment Agency, California, Subordinate Lien            3/13 at 100.00         AAA          3,224,040
                 Tax Allocation Bonds, Central District Redevelopment Project,
                 Series 2003, 5.500%, 9/01/19 - FGIC Insured

        4,520   Ontario Redevelopment Financing Authority, California,                8/11 at 101.00         AAA          4,636,074
                 Lease Revenue Bonds, Capital Projects, Series 2001,
                 5.000%, 8/01/24 - AMBAC Insured

        2,000   Orange County, California, Special Tax Bonds, Community               8/11 at 101.00         N/R          2,007,580
                 Facilities District 02-1 of Ladera Ranch, Series 2003A,
                 5.550%, 8/15/33

       11,165   Palm Desert Financing Authority, California, Tax Allocation           4/12 at 102.00         AAA         11,456,183
                 Revenue Refunding Bonds, Project Area 1, Series 2002,
                 5.100%, 4/01/30 - MBIA Insured

        3,250   Pomona Public Financing Authority, California, Revenue                2/11 at 100.00         AAA          3,289,520
                 Refunding Bonds, Merged Redevelopment Projects,
                 Series 2001AD, 5.000%, 2/01/27 - MBIA Insured

        6,000   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA          6,546,960
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/39 - FGIC Insured


                                       53

NZH
Nuveen California Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         625   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA     $      633,019
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          780   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            792,940
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        1,150   Sacramento, California, Special Tax Bonds, North Natomas              9/14 at 100.00         N/R          1,186,743
                 Community Facilities District 4, Series 2003C, 6.000%, 9/01/33

       14,505   San Diego Redevelopment Agency, California, Subordinate               9/11 at 101.00         AAA         14,821,498
                 Lien Tax Allocation Bonds, Centre City Project, Series 2001A,
                 5.000%, 9/01/26 - FSA Insured

        2,300   San Francisco Bay Area Rapid Transit District, California,            7/11 at 100.00         AAA          2,333,465
                 Sales Tax Revenue Bonds, Series 2001, 5.000%, 7/01/26 -
                 AMBAC Insured

        8,710   South Orange County Public Financing Authority, California,           8/15 at 100.00         AAA          8,939,160
                 Special Tax Revenue Bonds, Ladera Ranch, Series 2005A,
                 5.000%, 8/15/32 - AMBAC Insured

        2,810   West Patterson Financing Authority, California, Special Tax           9/13 at 103.00         N/R          3,105,949
                 Bonds, Community Facilities District 01-1, Series 2003B,
                 7.000%, 9/01/38

        2,000   West Patterson Financing Authority, California, Special Tax           9/13 at 102.00         N/R          2,059,460
                 Bonds, Community Facilities District 01-1, Series 2004B,
                 6.000%, 9/01/39

        1,375   West Patterson Financing Authority, California, Special Tax           9/13 at 103.00         N/R          1,433,383
                 Bonds, Community Facilities District 2001-1, Series 2004A,
                 6.125%, 9/01/39

        2,500   Yucaipa-Calimesa Joint Unified School District, San Bernardino       10/11 at 100.00         AAA          2,534,875
                 County, California, General Obligation Refunding Bonds,
                 Series 2001A, 5.000%, 10/01/26 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      130,535   Total Tax Obligation/Limited                                                                            134,722,034
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 6.9% (4.5% OF TOTAL INVESTMENTS)

        1,690   Bay Area Toll Authority, California, Revenue Bonds, San Francisco     4/16 at 100.00          AA          1,738,030
                 Bay Area Toll Bridge, Series 2006, 5.000%, 4/01/31

       11,750   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-         10,927,853
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/28

        1,500   Port of Oakland, California, Revenue Refunding Bonds,                11/07 at 102.00         AAA          1,534,710
                 Series 1997I, 5.600%, 11/01/19 - MBIA Insured

                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2003, Issue 29B:
        4,110    5.125%, 5/01/17 - FGIC Insured                                       5/13 at 100.00         AAA          4,309,869
        5,140    5.125%, 5/01/19 - FGIC Insured                                       5/13 at 100.00         AAA          5,348,838

------------------------------------------------------------------------------------------------------------------------------------
       24,190   Total Transportation                                                                                     23,859,300
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 26.4% (17.0% OF TOTAL INVESTMENTS) (4)

        4,000   Beaumont Financing Authority, California, Local Agency Revenue        9/12 at 102.00     N/R (4)          4,596,080
                 Bonds, Series 2002A, 6.750%, 9/01/25 (Pre-refunded 9/01/12)

       11,240   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00    Baa3 (4)         11,933,619
                 Settlement Asset-Backed Bonds, Merced County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33
                 (Pre-refunded 6/01/12)

                California Department of Water Resources, Power Supply Revenue
                Bonds, Series 2002A:
        3,500    5.375%, 5/01/17 (Pre-refunded 5/01/12) - XLCA Insured                5/12 at 101.00         AAA          3,792,250
        9,000    5.125%, 5/01/18 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          9,655,650

        1,750   California, General Obligation Bonds, Series 2004,                    2/14 at 100.00      A+ (4)          1,884,488
                 5.125%, 2/01/27 (Pre-refunded 2/01/14)

                Central California Joint Powers Health Finance Authority,
                Certificates of Participation, Community Hospitals of Central
                California Obligated Group, Series 2000:
        1,770    6.000%, 2/01/20 (Pre-refunded 2/01/10)                               2/10 at 101.00         AAA          1,884,413
        1,740    6.000%, 2/01/30 (Pre-refunded 2/01/10)                               2/10 at 101.00         AAA          1,852,474

        6,100   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          6,684,197
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33 (Pre-refunded 6/01/13)


                                       54

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       1,940   Lincoln, California, Special Tax Bonds, Lincoln Crossing              9/13 at 102.00     N/R (4)     $    2,244,076
                 Community Facilities District 03-1, Series 2003A,
                 6.500%, 9/01/25 (Pre-refunded 9/01/13)

        1,335   Lincoln, California, Special Tax Bonds, Lincoln Crossing              9/13 at 102.00     N/R (4)          1,508,790
                 Community Facilities District 03-1, Series 2004,
                 6.000%, 9/01/34 (Pre-refunded 9/01/13)

                Los Angeles Unified School District, California, General
                Obligation Bonds, Series 2003A:
        3,750    5.250%, 7/01/20 (Pre-refunded 7/01/13) - FSA Insured                 7/13 at 100.00         AAA          4,051,238
        7,200    5.000%, 7/01/22 (Pre-refunded 7/01/13) - FSA Insured                 7/13 at 100.00         AAA          7,684,776

        1,525   Lucia Mar Unified School District, San Luis Obispo County,            8/14 at 100.00         Aaa          1,661,533
                 California, General Obligation Bonds, Series 2004A,
                 5.250%, 8/01/22 (Pre-refunded 8/01/14) - FGIC Insured

        5,500   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00         AAA          5,902,765
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36
                 (Pre-refunded 7/01/12)

        1,700   Roseville, California, Special Tax Bonds, Community Facilities        9/09 at 103.00     N/R (4)          1,818,847
                 District 1 - Crocker, Series 2003, 6.000%, 9/01/27
                 (Pre-refunded 9/01/09)

        6,425   San Francisco Bay Area Rapid Transit District, California,            7/11 at 100.00         Aaa          6,749,977
                 Sales Tax Revenue Bonds, Series 2001, 5.000%, 7/01/26
                 (Pre-refunded 7/01/11) - AMBAC Insured

        7,595   San Francisco State University Foundation Inc., California,           9/11 at 101.00         AAA          8,054,270
                 Auxiliary Organization Student Housing Revenue Bonds,
                 Series 2001, 5.000%, 9/01/26 (Pre-refunded 9/01/11) -
                 MBIA Insured

        1,590   San Marcos Public Facilities Authority, California, Special Tax       9/09 at 102.00     N/R (4)          1,689,900
                 Bonds, Community Facilities District 99-1, Series 2003B,
                 6.000%, 9/01/24 (Pre-refunded 9/01/09)

        4,200   Tobacco Securitization Authority of Southern California,              6/12 at 100.00         AAA          4,542,846
                 Tobacco Settlement Asset-Backed Bonds, San Diego County
                 Tobacco Asset Securitization Corporation, Senior Series 2001A,
                 5.500%, 6/01/36 (Pre-refunded 6/01/12)

        2,500   Whittier, California, Health Facility Revenue Bonds, Presbyterian     6/12 at 101.00      A+ (4)          2,735,975
                 Intercommunity Hospital, Series 2002, 5.600%, 6/01/22
                 (Pre-refunded 6/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       84,360   Total U.S. Guaranteed                                                                                    90,928,164
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 2.5% (1.6% OF TOTAL INVESTMENTS)

        1,285   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA          1,316,328
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        5,000   Merced Irrigation District, California, Revenue Certificates          9/13 at 102.00        Baa3          5,127,050
                 of Participation, Electric System Project, Series 2003,
                 5.700%, 9/01/36

        2,250   Salinas Valley Solid Waste Authority, California, Revenue Bonds,      8/12 at 100.00         AAA          2,295,405
                 Series 2002, 5.125%, 8/01/22 - AMBAC Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        8,535   Total Utilities                                                                                           8,738,783
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 11.6% (7.4% OF TOTAL INVESTMENTS)

        1,070   Burbank, California, Wastewater System Revenue Bonds,                 6/14 at 100.00         AAA          1,101,084
                 Series 2004A, 5.000%, 6/01/22 - AMBAC Insured

        7,000   Carmichael Water District, Sacramento County, California,             9/09 at 102.00         AAA          7,095,900
                 Water Revenue Certificates of Participation, Series 1999,
                 5.125%, 9/01/29 - MBIA Insured

        1,125   Fortuna Public Finance Authority, California, Water Revenue          10/16 at 100.00         AAA          1,157,636
                 Bonds, Series 2006, 5.000%, 10/01/36 - FSA Insured

          890   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            908,957
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

          850   Marina Coast Water District, California, Enterprise Certificate       6/16 at 100.00         AAA            863,490
                 of Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

        1,000   Pico Rivera Water Authority, California, Revenue Bonds,              12/11 at 102.00         N/R          1,041,520
                 Series 2001A, 6.250%, 12/01/32

        1,380   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA          1,420,807
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/36 -
                 FGIC Insured

        1,000   San Buenaventura, California, Wastewater Revenue Certificates         3/14 at 100.00         AAA          1,023,660
                 of Participation, Series 2004, 5.000%, 3/01/24 - MBIA Insured


                                       55

NZH
Nuveen California Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                San Diego Public Facilities Financing Authority, California,
                Subordinate Lien Water Revenue Bonds, Series 2002:
$       2,500    5.000%, 8/01/23 - MBIA Insured                                       8/12 at 100.00         AAA     $    2,558,925
        6,260    5.000%, 8/01/24 - MBIA Insured                                       8/12 at 100.00         AAA          6,396,468

                San Francisco City and County Public Utilities Commission,
                California, Clean Water Revenue Refunding Bonds, Series 2003A:
        3,315    5.250%, 10/01/18 - MBIA Insured                                      4/13 at 100.00         AAA          3,511,049
       12,000    5.250%, 10/01/19 - MBIA Insured                                      4/13 at 100.00         AAA         12,709,679
------------------------------------------------------------------------------------------------------------------------------------
       38,390   Total Water and Sewer                                                                                    39,789,175
------------------------------------------------------------------------------------------------------------------------------------
$     531,685   Total Investments (cost $527,776,728) - 155.6%                                                          534,827,053
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (2.3)%                                                                       (7,930,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                      3,909,004
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.4)%                                                       (187,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  343,806,057
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2007:
                                     FUND                                        FIXED RATE                              UNREALIZED
                 NOTIONAL     PAY/RECEIVE       FLOATING RATE    FIXED RATE         PAYMENT   EFFECTIVE  TERMINATION   APPRECIATION
COUNTERPARTY       AMOUNT   FLOATING RATE               INDEX   (ANNUALIZED)      FREQUENCY    DATE (5)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
UBS           $29,000,000         Receive   3-Month USD-LIBOR        5.471%   Semi-Annually     6/04/08      6/04/13      $(652,859)
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

                DD  Portion of investment purchased on a delayed delivery basis.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NKL
Nuveen Insured California Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                 August 31, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.1% (2.7% OF TOTAL INVESTMENTS)

$      14,155   Golden State Tobacco Securitization Corporation, California,          6/22 at 100.00         BBB     $    9,312,858
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 4.8% (3.1% OF TOTAL INVESTMENTS)

        1,675   California Educational Facilities Authority, Revenue Bonds,          10/12 at 100.00          A2          1,703,659
                 University of San Diego, Series 2002A, 5.250%, 10/01/30

        9,000   California State University, Systemwide Revenue Bonds,               11/12 at 100.00         AAA          9,257,400
                 Series 2002A, 5.125%, 11/01/26 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,675   Total Education and Civic Organizations                                                                  10,961,059
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 5.7% (3.7% OF TOTAL INVESTMENTS)

        5,000   ABAG Finance Authority for Non-Profit Corporations, California,       4/12 at 100.00          A+          5,176,950
                 Cal-Mortgage Insured Revenue Bonds, Sansum-Santa Barbara
                 Medical Foundation Clinic, Series 2002A, 5.600%, 4/01/26

        5,000   California Health Facilities Financing Authority, Revenue Bonds,      3/16 at 100.00          A+          5,008,500
                 Kaiser Permanante System, Series 2006, 5.250%, 3/01/45

        2,815   California Health Facilities Financing Authority, Revenue Bonds,      8/13 at 100.00         AAA          2,900,351
                 Lucile Salter Packard Children's Hospital, Series 2003C,
                 5.000%, 8/15/20 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,815   Total Health Care                                                                                        13,085,801
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.3% (0.9% OF TOTAL INVESTMENTS)

        1,000   California Statewide Community Development Authority, Student         8/12 at 100.00           A          1,011,740
                 Housing Revenue Bonds, EAH - Irvine East Campus Apartments,
                 LLC Project, Series 2002A, 5.500%, 8/01/22 - ACA Insured

        1,905   Los Angeles, California, GNMA Mortgage-Backed Securities              7/11 at 102.00         AAA          1,940,033
                 Program Multifamily Housing Revenue Bonds, Park Plaza West
                 Senior Apartments, Series 2001B, 5.300%, 1/20/21
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,905   Total Housing/Multifamily                                                                                 2,951,773
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.3% (0.2% OF TOTAL INVESTMENTS)

          550   California Housing Finance Agency, Home Mortgage Revenue              2/16 at 100.00         AAA            575,339
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.3% (0.9% OF TOTAL INVESTMENTS)

        3,000   California Pollution Control Financing Authority, Solid Waste           No Opt. Call        BBB+          3,061,980
                 Disposal Revenue Bonds, Republic Services Inc., Series 2002C,
                 5.250%, 6/01/23 (Mandatory put 12/01/17)
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.3% (0.9% OF TOTAL INVESTMENTS)

        3,000   ABAG Finance Authority for Non-Profit Corporations,                  11/12 at 100.00          A+          3,067,350
                 California, Insured Senior Living Revenue Bonds, Odd Fellows
                 Home of California, Series 2003A, 5.200%, 11/15/22
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 24.8% (16.1% OF TOTAL INVESTMENTS)

        5,920   Cajon Valley Union School District, San Diego County, California,     8/10 at 102.00         AAA          6,013,477
                 General Obligation Bonds, Series 2002B, 5.125%, 8/01/32 -
                 MBIA Insured

        3,000   California State, General Obligation Bonds, Series 2007,             12/16 at 100.00         AAA          2,666,700
                 4.250%, 12/01/35 - AMBAC Insured

        2,900   California, General Obligation Bonds, Series 2003, 5.000%, 2/01/21    8/13 at 100.00          A+          2,979,779

        8,250   California, General Obligation Refunding Bonds, Series 2002,          2/12 at 100.00         AAA          8,441,483
                 5.000%, 2/01/22 - MBIA Insured

          230   El Monte Union High School District, Los Angeles County,              6/13 at 100.00         AAA            233,889
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 6/01/28 - FSA Insured


                                       57

NKL
Nuveen Insured California Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$      10,000   Fremont Unified School District, Alameda County, California,          8/12 at 101.00         AAA     $   10,241,200
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/25 -
                 FGIC Insured

        1,000   Los Rios Community College District, Sacramento, El Dorado            8/14 at 102.00         AAA          1,034,130
                 and Yolo Counties, California, General Obligation Bonds,
                 Series 2006C, 5.000%, 8/01/25 - FSA Insured

        1,500   Madera Unified School District, Madera County, California,            8/12 at 100.00         AAA          1,522,125
                 General Obligation Bonds, Series 2002, 5.000%, 8/01/28 -
                 FSA Insured

        2,000   Murrieta Valley Unified School District, Riverside County,            9/17 at 100.00         AAA          1,910,280
                 California, General Obligation Bonds, Series 2007,
                 4.500%, 9/01/30 - FSA Insured

        2,500   Oakland Unified School District, Alameda County, California,          8/12 at 100.00         AAA          2,642,150
                 General Obligation Bonds, Series 2002, 5.250%, 8/01/21 -
                 FGIC Insured

          375   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            386,726
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        3,250   San Diego Unified School District, San Diego County, California,      7/11 at 102.00         AAA          3,446,950
                 General Obligation Bonds, Election of 1998, Series 2001C,
                 5.000%, 7/01/22 - FSA Insured

        1,160   San Gabriel Unified School District, Los Angeles County,              8/15 at 100.00         AAA          1,204,486
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 8/01/22 - FSA Insured

        3,500   San Mateo County Community College District, California,              9/12 at 100.00         AAA          3,565,030
                 General Obligation Bonds, Series 2002A, 5.000%, 9/01/26 -
                 FGIC Insured

       10,000   Vista Unified School District, San Diego County, California,          8/12 at 100.00         AAA         10,235,700
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/23 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       55,585   Total Tax Obligation/General                                                                             56,524,105
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 49.5% (32.2% OF TOTAL INVESTMENTS)

        1,450   Baldwin Park Public Financing Authority, California, Sales Tax        8/13 at 102.00         BBB          1,504,999
                 and Tax Allocation Bonds, Puente Merced Redevelopment
                 Project, Series 2003, 5.250%, 8/01/21

        6,895   Brea and Olinda Unified School District, Orange County,               8/11 at 101.00         AAA          7,040,209
                 California, Certificates of Participation Refunding, Series 2002A,
                 5.125%, 8/01/26 - FSA Insured

        1,320   Burbank Public Financing Authority, California, Revenue              12/13 at 100.00         AAA          1,403,239
                 Refunding Bonds, Golden State Redevelopment Project,
                 Series 2003A, 5.250%, 12/01/19 - AMBAC Insured (5)

        2,200   California Infrastructure Economic Development Bank,                  9/13 at 101.00         AAA          2,251,502
                 Los Angeles County, Revenue Bonds, Department of Public
                 Social Services, Series 2003, 5.000%, 9/01/28 - AMBAC Insured

        3,100   California State Public Works Board, Lease Revenue Bonds,            11/15 at 100.00         AAA          3,150,716
                 Department of Health Services, Richmond Lab, Series 2005B,
                 5.000%, 11/01/30 - XLCA Insured

          465   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            479,689
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        1,400   Chino Redevelopment Agency, California, Merged Chino                  9/16 at 101.00         AAA          1,439,396
                 Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/38 - AMBAC Insured

        7,035   Corona-Norco Unified School District, Riverside County,               9/13 at 100.00         AAA          7,179,218
                 California, Special Tax Bonds, Community Facilities District 98-1,
                 Series 2003, 5.000%, 9/01/28 - MBIA Insured

        3,145   Culver City Redevelopment Agency, California, Tax Allocation          5/11 at 101.00         AAA          3,220,071
                 Revenue Bonds, Redevelopment Project, Series 2002A,
                 5.125%, 11/01/25 - MBIA Insured

        8,720   El Monte, California, Senior Lien Certificates of Participation,      1/11 at 100.00         AAA          8,846,266
                 Department of Public Services Facility Phase II, Series 2001,
                 5.000%, 1/01/21 - AMBAC Insured

        4,000   Folsom Public Financing Authority, California, Special Tax Revenue    9/12 at 102.00         AAA          4,112,920
                 Bonds, Series 2004A, 5.000%, 9/01/21 - AMBAC Insured

        4,985   Golden State Tobacco Securitization Corporation, California           6/15 at 100.00         AAA          5,519,641
                 Enhanced Tobacco Settlement Revenue Bonds, Drivers
                 Trust 2091, 7.092%, 6/01/45 - AGC Insured (IF)

        1,300   Hesperia Public Financing Authority, California, Redevelopment        9/17 at 100.00         Aaa          1,280,110
                 and Housing Projects Tax Allocation Bonds, Series 2007A,
                 5.000%, 9/01/37 (WI/DD, Settling 9/12/07) - XLCA Insured

        2,115   Inglewood Redevelopment Agency, California, Tax Allocation              No Opt. Call         AAA          2,307,550
                 Refunding Bonds, Merged Area Redevelopment Project,
                 Series 1998A, 5.250%, 5/01/23 - AMBAC Insured


                                       58

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       3,500   La Quinta Redevelopment Agency, California, Tax Allocation Bonds,     9/11 at 102.00         AAA     $    3,580,710
                 Redevelopment Project Area 1, Series 2001, 5.100%, 9/01/31 -
                 AMBAC Insured

        3,400   La Quinta Redevelopment Agency, California, Tax Allocation Bonds,     9/12 at 102.00         AAA          3,513,492
                 Redevelopment Project Area 1, Series 2002, 5.000%, 9/01/22 -
                 AMBAC Insured

          845   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa            850,256
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        4,690   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00         AAA          4,758,099
                 California, Proposition C Second Senior Lien Sales Tax Revenue
                 Refunding Bonds, Series 1998A, 5.000%, 7/01/23 -
                 AMBAC Insured

        1,460   Los Angeles, California, Certificates of Participation, Municipal     6/13 at 100.00         AAA          1,475,505
                 Improvement Corporation, Series 2003AW, 5.000%, 6/01/33 -
                 AMBAC Insured

        7,000   Los Angeles, California, Certificates of Participation, Series 2002,  4/12 at 100.00         AAA          7,187,810
                 5.200%, 4/01/27 - AMBAC Insured

        4,500   Los Angeles, California, Municipal Improvement Corporation,           1/17 at 100.00         AAA          4,647,150
                 Lease Revenue Bonds, Police Headquarters, Series 2006A,
                 5.000%, 1/01/25 - FGIC Insured

        8,470   Ontario Redevelopment Financing Authority, California,                8/11 at 101.00         AAA          8,713,428
                 Lease Revenue Bonds, Capital Projects, Series 2001,
                 5.200%, 8/01/29 - AMBAC Insured

        5,000   Palm Desert Financing Authority, California, Tax Allocation           4/12 at 102.00         AAA          5,126,550
                 Revenue Refunding Bonds, Project Area 1, Series 2002,
                 5.000%, 4/01/25 - MBIA Insured

        3,000   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA          3,273,480
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/39 - FGIC Insured

          405   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            410,196
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        4,475   Riverside County, California, Asset Leasing Corporate Leasehold       6/12 at 101.00         AAA          4,634,981
                 Revenue Bonds, Riverside County Hospital Project,
                 Series 1997B, 5.000%, 6/01/19 - MBIA Insured

          505   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            513,378
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        3,175   San Buenaventura, California, Certificates of Participation,          2/11 at 101.00         AAA          3,254,978
                 Series 2001C, 5.250%, 2/01/31 - AMBAC Insured

        3,730   San Diego Redevelopment Agency, California, Subordinate Lien          9/09 at 101.00        Baa2          3,770,172
                 Tax Increment and Parking Revenue Bonds, Centre City Project,
                 Series 2003B, 5.250%, 9/01/26

        4,000   San Jose Financing Authority, California, Lease Revenue               9/11 at 100.00         AAA          4,150,240
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/19 - MBIA Insured

        1,000   Shasta Joint Powers Financing Authority, California, Lease            4/13 at 100.00         AAA          1,037,880
                 Revenue Bonds, County Administration Building Project,
                 Series 2003A, 5.250%, 4/01/23 - MBIA Insured

        2,160   Temecula Redevelopment Agency, California, Tax Allocation             8/08 at 102.00         AAA          2,192,119
                 Revenue Bonds, Redevelopment Project 1, Series 2002,
                 5.125%, 8/01/27 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      109,445   Total Tax Obligation/Limited                                                                            112,825,950
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 5.1% (3.3% OF TOTAL INVESTMENTS)

        7,500   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          6,965,175
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2003, Issue 29A:
        2,185    5.250%, 5/01/16 - FGIC Insured (Alternative Minimum Tax)             5/13 at 100.00         AAA          2,292,415
        2,300    5.250%, 5/01/17 - FGIC Insured (Alternative Minimum Tax)             5/13 at 100.00         AAA          2,403,661

------------------------------------------------------------------------------------------------------------------------------------
       11,985   Total Transportation                                                                                     11,661,251
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 23.3% (15.1% OF TOTAL INVESTMENTS) (4)

        6,000   California Department of Water Resources, Power Supply                5/12 at 101.00         Aaa          6,437,100
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18
                 (Pre-refunded 5/01/12)

                California Health Facilities Financing Authority, Revenue Bonds,
                Cedars-Sinai Medical Center, Series 1999A:
        2,500    6.125%, 12/01/30 (Pre-refunded 12/01/09)                            12/09 at 101.00     N/R (4)          2,659,000
        1,000    6.250%, 12/01/34 (Pre-refunded 12/01/09)                            12/09 at 101.00     N/R (4)          1,066,280


                                       59

NKL
Nuveen Insured California Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       2,250   California Infrastructure Economic Development Bank,                  1/28 at 100.00         AAA     $    2,403,383
                 First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge,
                 Series 2003A, 5.000%, 7/01/36 (Pre-refunded 1/01/28) -
                 AMBAC Insured

        1,000   California, General Obligation Bonds, Series 2004,                    2/14 at 100.00      A+ (4)          1,076,850
                 5.125%, 2/01/27 (Pre-refunded 2/01/14)

        6,100   East Bay Municipal Utility District, Alameda and Contra               6/11 at 100.00         AAA          6,402,865
                 Costa Counties, California, Water System Subordinated
                 Revenue Bonds, Series 2001, 5.000%, 6/01/26 (Pre-refunded
                 6/01/11) - MBIA Insured

        2,185   El Monte Union High School District, Los Angeles County,              6/13 at 100.00         Aaa          2,330,434
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 6/01/28 (Pre-refunded 6/01/13) - FSA Insured

                Fresno Unified School District, Fresno County, California,
                General Obligation Bonds, Series 2002B:
        1,135    5.125%, 8/01/23 - FGIC Insured (ETM)                                 8/10 at 102.00         AAA          1,181,830
        1,190    5.125%, 8/01/24 - FGIC Insured (ETM)                                 8/10 at 102.00         AAA          1,234,066
        1,245    5.125%, 8/01/25 - FGIC Insured (ETM)                                 8/10 at 102.00         AAA          1,292,833
        1,255    5.125%, 8/01/26 - FGIC Insured (ETM)                                 8/10 at 102.00         AAA          1,304,798

        2,070   Fresno Unified School District, Fresno County, California,            8/10 at 102.00         AAA          2,152,138
                 General Obligation Bonds, Series 2002G, 5.125%, 8/01/26 -
                 FSA Insured (ETM)

        4,500   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          5,420,025
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2003A-2, 7.900%, 6/01/42 (Pre-refunded 6/01/13)

        5,000   Los Angeles Unified School District, California, General              7/12 at 100.00         AAA          5,340,950
                 Obligation Bonds, Series 2002E, 5.125%, 1/01/27
                 (Pre-refunded 7/01/12) - MBIA Insured

        3,000   Peralta Community College District, Alameda County,                   8/09 at 102.00         AAA          3,136,200
                 California, General Obligation Bonds, Election of 2000,
                 Series 2001A, 5.000%, 8/01/31 (Pre-refunded 8/01/09) -
                 FGIC Insured

        3,380   Rancho Mirage Joint Powers Financing Authority, California,           7/14 at 100.00      A3 (4)          3,793,002
                 Revenue Bonds, Eisenhower Medical Center, Series 2004,
                 5.875%, 7/01/26 (Pre-refunded 7/01/14)

        2,980   Santa Clarita Community College District, Los Angeles County,         8/11 at 101.00         AAA          3,173,611
                 California, General Obligation Bonds, Series 2002,
                 5.125%, 8/01/26 (Pre-refunded 8/01/11) - FGIC Insured

        2,460   Vacaville Unified School District, Solano County, California,         8/11 at 101.00         AAA          2,608,682
                 General Obligation Bonds, Series 2002, 5.000%, 8/01/26
                 (Pre-refunded 8/01/11) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       49,250   Total U.S. Guaranteed                                                                                    53,014,047
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 16.9% (11.0% OF TOTAL INVESTMENTS)

        9,000   Anaheim Public Finance Authority, California, Revenue                10/12 at 100.00         AAA          9,157,140
                 Bonds, Electric System Distribution Facilities, Series 2002A,
                 5.000%, 10/01/27 - FSA Insured

       10,000   California Pollution Control Financing Authority, Remarketed          4/11 at 102.00         AAA         10,508,300
                 Revenue Bonds, Pacific Gas and Electric Company,
                 Series 1996A, 5.350%, 12/01/16 - MBIA Insured
                 (Alternative Minimum Tax)

        3,000   Los Angeles Department of Water and Power, California,                7/11 at 100.00         AAA          3,118,890
                 Power System Revenue Bonds, Series 2001A-1,
                 5.250%, 7/01/21 - FSA Insured

          830   Merced Irrigation District, California, Electric System               9/15 at 100.00         AAA            850,235
                 Revenue Bonds, Series 2005, 5.125%, 9/01/31 -
                 XLCA Insured

        6,000   Northern California Power Agency, Revenue Refunding                   7/08 at 101.00         AAA          6,113,640
                 Bonds, Hydroelectric Project 1, Series 1998A,
                 5.200%, 7/01/32 - MBIA Insured

        3,000   Sacramento Municipal Utility District, California, Electric           8/11 at 100.00         AAA          3,036,390
                 Revenue Bonds, Series 2001N, 5.000%, 8/15/28 -
                 MBIA Insured

        5,630   Southern California Public Power Authority, Subordinate               7/12 at 100.00         AAA          5,726,892
                 Revenue Refunding Bonds, Transmission Project,
                 Series 2002A, 4.750%, 7/01/19 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       37,460   Total Utilities                                                                                          38,511,487
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 15.2% (9.9% OF TOTAL INVESTMENTS)

        3,000   California Department of Water Resources, Water System               12/12 at 100.00         AAA          3,104,400
                 Revenue Bonds, Central Valley Project, Series 2002X,
                 5.150%, 12/01/23 - FGIC Insured

        9,000   Eastern Municipal Water District, California, Water and               7/11 at 100.00         AAA          9,075,870
                 Sewerage System Revenue Certificates of Participation,
                 Series 2001B, 5.000%, 7/01/30 - FGIC Insured


                                       60

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         750   Fortuna Public Finance Authority, California, Water Revenue          10/16 at 100.00         AAA     $      771,756
                 Bonds, Series 2006, 5.000%, 10/01/36 - FSA Insured

          570   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            582,141
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        4,500   Los Angeles County Sanitation Districts Financing Authority,         10/13 at 100.00         AAA          4,628,070
                 California, Senior Revenue Bonds, Capital Projects,
                 Series 2003A, 5.000%, 10/01/23 - FSA Insured

        2,855   Manteca Financing Authority, California, Sewerage Revenue            12/13 at 100.00         Aaa          2,858,426
                 Bonds, Series 2003B, 5.000%, 12/01/33 - MBIA Insured

          500   Marina Coast Water District, California, Enterprise Certificate       6/16 at 100.00         AAA            507,935
                 of Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

        9,185   Orange County Sanitation District, California, Certificates           8/13 at 100.00         AAA          9,285,300
                 of Participation, Series 2003, 5.000%, 2/01/33 - FGIC Insured

          870   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA            895,726
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/36 -
                 FGIC Insured

                Semitropic Water Storage District, Kern County, California,
                Water Banking Revenue Bonds, Series 2004A:
        1,315    5.500%, 12/01/20 - XLCA Insured                                     12/14 at 100.00         AAA          1,413,572
        1,415    5.500%, 12/01/21 - XLCA Insured                                     12/14 at 100.00         AAA          1,514,701
------------------------------------------------------------------------------------------------------------------------------------
       33,960   Total Water and Sewer                                                                                    34,637,897
------------------------------------------------------------------------------------------------------------------------------------
$     344,785   Total Investments (cost $337,767,689) - 153.6%                                                          350,190,897
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.8)%                                                                   (4,267,455)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.8)%                                                       (118,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  227,923,442
                ====================================================================================================================

NKL
Nuveen Insured California Dividend Advantage Municipal Fund (continued) Portfolio of INVESTMENTS August 31, 2007

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2007:
                                     FUND                                        FIXED RATE                              UNREALIZED
                 NOTIONAL     PAY/RECEIVE       FLOATING RATE    FIXED RATE         PAYMENT   EFFECTIVE  TERMINATION   APPRECIATION
COUNTERPARTY       AMOUNT   FLOATING RATE               INDEX   (ANNUALIZED)      FREQUENCY    DATE (6)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Goldman
  Sachs       $4,000,000              Pay   3-Month USD-LIBOR        5.215%   Semi-Annually     3/12/08      3/12/30      $(111,251)
JPMorgan       5,000,000              Pay                SIFM        4.376        Quarterly     8/06/08      8/06/37        135,670
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          $  24,419
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

SIFM - The daily arithmetic average of the weekly SIFM (the Securities Industry and Financial Markets) Municipal Swap Index.

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

                    At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Portion of investment, with an aggregate market value of $584,683, has been pledged to collateralize the net payment obligations under forward swap contracts.

               (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NKX
Nuveen Insured California Tax-Free Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                 August 31, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.7% (3.0% OF TOTAL INVESTMENTS)

$       6,070   Golden State Tobacco Securitization Corporation, California,          6/22 at 100.00         BBB     $    3,993,574
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 11.8% (7.6% OF TOTAL INVESTMENTS)

        1,815   California Health Facilities Financing Authority, Revenue             3/16 at 100.00          A+          1,818,086
                 Bonds, Kaiser Permanante System, Series 2006,
                 5.250%, 3/01/45

        1,800   California Infrastructure Economic Development Bank,                  8/11 at 102.00          A+          1,842,030
                 Revenue Bonds, Kaiser Hospital Assistance LLC,
                 Series 2001A, 5.550%, 8/01/31

        2,000   California Statewide Community Development Authority,                 6/13 at 100.00         AAA          2,093,780
                 Hospital Revenue Bonds, Monterey Peninsula Hospital,
                 Series 2003B, 5.250%, 6/01/23 - FSA Insured

        4,060   California Statewide Community Development Authority,                   No Opt. Call         AAA          4,275,951
                 Revenue Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,675   Total Health Care                                                                                        10,029,847
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.3% (0.9% OF TOTAL INVESTMENTS)

        1,165   Poway, California, Housing Revenue Bonds, Revenue Bonds,              5/13 at 102.00          A+          1,148,748
                 Poinsettia Mobile Home Park, Series 2003, 5.000%, 5/01/23
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 3.6% (2.3% OF TOTAL INVESTMENTS)

        1,000   ABAG Finance Authority for Non-Profit Corporations, California,      11/12 at 100.00          A+          1,022,450
                 Insured Senior Living Revenue Bonds, Odd Fellows Home of
                 California, Series 2003A, 5.200%, 11/15/22

        2,000   California Health Facilities Financing Authority, Cal-Mortgage        1/13 at 100.00          A+          2,035,660
                 Insured Revenue Bonds, Northern California Retired Officers
                 Community Corporation - Paradise Valley Estates, Series 2002,
                 5.250%, 1/01/26

------------------------------------------------------------------------------------------------------------------------------------
        3,000   Total Long-Term Care                                                                                      3,058,110
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 28.0% (18.0% OF TOTAL INVESTMENTS)

        2,000   Butte-Glenn Community College District, Butte and Glenn               8/12 at 101.00         Aaa          2,043,020
                 Counties, California, General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/26 - MBIA Insured

                California State, General Obligation Bonds, Series 2002:
        2,460    5.000%, 4/01/27 - AMBAC Insured                                      4/12 at 100.00         AAA          2,499,139
           55    5.250%, 4/01/30 - XLCA Insured                                       4/12 at 100.00         AAA             56,891

        1,000   California State, General Obligation Bonds, Series 2007,             12/16 at 100.00         AAA            888,900
                 4.250%, 12/01/35 - AMBAC Insured

          450   Fremont Unified School District, Alameda County, California,          8/12 at 101.00         AAA            460,854
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/25 -
                 FGIC Insured

                Hacienda La Puente Unified School District, Los Angeles County,
                California, General Obligation Bonds, Series 2003B:
        4,500    5.000%, 8/01/26 - FSA Insured                                        8/13 at 100.00         AAA          4,596,795
        2,030    5.000%, 8/01/27 - FSA Insured                                        8/13 at 100.00         AAA          2,070,519

        2,000   Los Angeles, California, General Obligation Bonds, Series 2002A,      9/12 at 100.00         AAA          2,051,540
                 5.000%, 9/01/22 - MBIA Insured

        1,000   Murrieta Valley Unified School District, Riverside County,            9/13 at 100.00         AAA          1,021,820
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 9/01/26 - FGIC Insured

        1,000   Murrieta Valley Unified School District, Riverside County,            9/17 at 100.00         AAA            955,140
                 California, General Obligation Bonds, Series 2007,
                 4.500%, 9/01/30 - FSA Insured


                                       63

NKX
Nuveen Insured California Tax-Free Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$         140   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA     $      144,378
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        3,000   San Diego Unified School District, California, General                7/10 at 100.00         AAA          3,109,350
                 Obligation Bonds, Election of 1998, Series 2000B,
                 5.125%, 7/01/22 - MBIA Insured

        3,855   San Rafael City High School District, Marin County,                   8/12 at 100.00         AAA          3,911,861
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 8/01/28 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       23,490   Total Tax Obligation/General                                                                             23,810,207
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 46.4% (29.9% OF TOTAL INVESTMENTS)

          550   Baldwin Park Public Financing Authority, California, Sales            8/13 at 102.00         BBB            570,862
                 Tax and Tax Allocation Bonds, Puente Merced Redevelopment
                 Project, Series 2003, 5.250%, 8/01/21

        1,165   Burbank Public Financing Authority, California, Revenue              12/13 at 100.00         AAA          1,221,176
                 Refunding Bonds, Golden State Redevelopment Project,
                 Series 2003A, 5.250%, 12/01/22 - AMBAC Insured

        2,000   California State Public Works Board, Lease Revenue Bonds,            12/13 at 100.00           A          2,155,500
                 Department of Corrections, Series 2003C, 5.500%, 6/01/16

        4,000   California State Public Works Board, Lease Revenue Bonds,            12/12 at 100.00         AAA          4,071,720
                 Department of General Services, Capital East End Project,
                 Series 2002A, 5.000%, 12/01/27 - AMBAC Insured

          170   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            175,370
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

          525   Chino Redevelopment Agency, California, Merged Chino                  9/16 at 101.00         AAA            539,774
                 Redevelopment Project Area Tax Allocation Bonds,
                 Series 2006, 5.000%, 9/01/38 - AMBAC Insured

        1,610   Folsom Public Financing Authority, California, Special Tax            9/12 at 102.00         AAA          1,655,450
                 Revenue Bonds, Series 2004A, 5.000%, 9/01/21 -
                 AMBAC Insured

        1,875   Golden State Tobacco Securitization Corporation, California           6/15 at 100.00         AAA          2,076,094
                 Enhanced Tobacco Settlement Revenue Bonds, Drivers
                 Trust 2091, 7.092%, 6/01/45 - AGC Insured (IF)

        1,000   Hesperia Public Financing Authority, California, Redevelopment        9/17 at 100.00         Aaa            984,700
                 and Housing Projects Tax Allocation Bonds, Series 2007A,
                 5.000%, 9/01/37 (WI/DD, Settling 9/12/07) - XLCA Insured

        5,540   Irvine Public Facilities and Infrastructure Authority, California,    9/13 at 100.00         AAA          5,701,934
                 Assessment Revenue Bonds, Series 2003C,
                 5.000%, 9/02/21 - AMBAC Insured

          315   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa            316,959
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        1,770   Los Angeles Unified School District, California, Certificates        10/12 at 100.00         AAA          1,797,683
                 of Participation, Administration Building Project II,
                 Series 2002C, 5.000%, 10/01/27 - AMBAC Insured

        2,000   Los Angeles, California, Certificates of Participation,               6/13 at 100.00         AAA          2,021,240
                 Municipal Improvement Corporation, Series 2003AW,
                 5.000%, 6/01/33 - AMBAC Insured

                Los Angeles, California, Municipal Improvement Corporation,
                Lease Revenue Bonds, Police Headquarters, Series 2006A:
        1,500    4.750%, 1/01/31 - FGIC Insured                                       1/17 at 100.00         AAA          1,471,890
        1,500    4.500%, 1/01/37 - FGIC Insured                                       1/17 at 100.00         AAA          1,388,400

        1,500   Los Osos, California, Improvement Bonds, Community                    9/10 at 103.00         AAA          1,524,135
                 Services Wastewater Assessment District 1, Series 2002,
                 5.000%, 9/02/33 - MBIA Insured

        1,000   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA          1,091,160
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/39 - FGIC Insured

          150   Rialto Redevelopment Agency, California, Tax Allocation               9/15 at 100.00         AAA            151,925
                 Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          190   Roseville, California, Certificates of Participation,                 8/13 at 100.00         AAA            193,152
                 Public Facilities, Series 2003A, 5.000%, 8/01/25 -
                 AMBAC Insured


                                       64

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                San Buenaventura, California, Certificates of Participation,
                Golf Course Financing Project, Series 2002D:
$       3,000    5.000%, 2/01/27 - AMBAC Insured                                      2/12 at 100.00         AAA     $    3,041,370
        3,300    5.000%, 2/01/32 - AMBAC Insured                                      2/12 at 100.00         AAA          3,328,974

        1,200   San Diego Redevelopment Agency, California, Subordinate               9/09 at 101.00        Baa2          1,212,924
                 Lien Tax Increment and Parking Revenue Bonds, Centre City
                 Project, Series 2003B, 5.250%, 9/01/26

        2,770   San Jose Financing Authority, California, Lease Revenue               6/12 at 100.00         AAA          2,809,639
                 Refunding Bonds, Civic Center Project, Series 2002B,
                 5.000%, 6/01/32 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       38,630   Total Tax Obligation/Limited                                                                             39,502,031
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 10.3% (6.6% OF TOTAL INVESTMENTS)

        5,480   Bay Area Governments Association, California,                         8/12 at 100.00         AAA          5,580,065
                 BART SFO Extension, Airport Premium Fare Revenue
                 Bonds, Series 2002A, 5.000%, 8/01/26 - AMBAC Insured

        2,000   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00        BBB-          1,889,240
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        1,300   San Francisco Airports Commission, California, Revenue                5/10 at 101.00         AAA          1,325,363
                 Bonds, San Francisco International Airport, Second
                 Series 2000, Issue 26B, 5.000%, 5/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,780   Total Transportation                                                                                      8,794,668
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 29.4% (18.9% OF TOTAL INVESTMENTS) (4)

        1,000   Berryessa Union School District, Santa Clara County,                  8/12 at 100.00         AAA          1,063,700
                 California, General Obligation Bonds, Series 2003C,
                 5.000%, 8/01/21 (Pre-refunded 8/01/12) - FSA Insured

        1,500   California Health Facilities Financing Authority,                    11/08 at 101.00         AAA          1,539,300
                 Revenue Bonds, UCSF - Stanford Healthcare, Series 1998A,
                 5.000%, 11/15/31 (Pre-refunded 11/15/08) - FSA Insured

                California State, General Obligation Bonds, Series 2002:
        1,290    5.000%, 4/01/27 (Pre-refunded 4/01/12) - AMBAC Insured               4/12 at 100.00         Aaa          1,367,323
        2,945    5.250%, 4/01/30 (Pre-refunded 4/01/12) - XLCA Insured                4/12 at 100.00         Aaa          3,152,387

                California, General Obligation Bonds, Series 2004:
        1,000    5.125%, 2/01/27 (Pre-refunded 2/01/14)                               2/14 at 100.00      A+ (4)          1,076,850
          500    5.250%, 4/01/34 (Pre-refunded 4/01/14)                               4/14 at 100.00      A1 (4)            542,920

        1,625   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          1,957,231
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2003A-2, 7.900%, 6/01/42 (Pre-refunded 6/01/13)

        8,500   Los Angeles Unified School District, California, General              7/13 at 100.00         AAA          9,072,305
                 Obligation Bonds, Series 2003A, 5.000%, 7/01/22
                 (Pre-refunded 7/01/13) - FSA Insured

        1,260   Rancho Mirage Joint Powers Financing Authority, California,           7/14 at 100.00      A3 (4)          1,413,959
                 Revenue Bonds, Eisenhower Medical Center, Series 2004,
                 5.875%, 7/01/26 (Pre-refunded 7/01/14)

        1,220   San Jose Redevelopment Agency, California, Tax Allocation             8/10 at 101.00         AAA          1,279,646
                 Bonds, Merged Area Redevelopment Project, Series 2002,
                 5.000%, 8/01/32 (Pre-refunded 8/01/10) - MBIA Insured

        2,390   Solano County, California, Certificates of Participation,            11/12 at 100.00         AAA          2,577,209
                 Series 2002, 5.250%, 11/01/24 (Pre-refunded 11/01/12) -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       23,230   Total U.S. Guaranteed                                                                                    25,042,830
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 5.7% (3.7% OF TOTAL INVESTMENTS)

        1,000   Anaheim Public Finance Authority, California, Second Lien            10/14 at 100.00         AAA          1,054,630
                 Electric Distribution Revenue Bonds, Series 2004,
                 5.250%, 10/01/21 - MBIA Insured

        3,055   Los Angeles Department of Water and Power, California,                7/11 at 100.00         AAA          3,176,070
                 Power System Revenue Bonds, Series 2001A-1,
                 5.250%, 7/01/22 - FSA Insured

          275   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            285,082
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured


                                       65

NKX
Nuveen Insured California Tax-Free Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$         310   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA     $      317,558
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,640   Total Utilities                                                                                           4,833,340
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 14.2% (9.1% OF TOTAL INVESTMENTS)

        1,000   Castaic Lake Water Agency, California, Revenue Certificates           8/16 at 100.00         AAA          1,013,237
                 of Participation, Series 2006C, 5.000%, 8/01/36 - MBIA Insured

          750   Fortuna Public Finance Authority, California, Water Revenue          10/16 at 100.00         AAA            771,758
                 Bonds, Series 2006, 5.000%, 10/01/36 - FSA Insured

          215   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            219,580
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        1,055   Manteca Financing Authority, California, Sewerage Revenue            12/13 at 100.00         Aaa          1,056,266
                 Bonds, Series 2003B, 5.000%, 12/01/33 - MBIA Insured

          170   Marina Coast Water District, California, Enterprise Certificate       6/16 at 100.00         AAA            172,698
                 of Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

          370   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA            380,941
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/36 -
                 FGIC Insured

                San Diego Public Facilities Financing Authority, California,
                Subordinate Lien Water Revenue Bonds, Series 2002:
        3,000    5.000%, 8/01/22 - MBIA Insured                                       8/12 at 100.00         AAA          3,076,020
        2,500    5.000%, 8/01/23 - MBIA Insured                                       8/12 at 100.00         AAA          2,558,925

        1,180   South Feather Water and Power Agency, California, Water               4/13 at 100.00         BBB          1,202,998
                 Revenue Certificates of Participation, Solar Photovoltaic
                 Project, Series 2003, 5.375%, 4/01/24

        1,600   Sunnyvale Financing Authority, California, Water and Wastewater      10/11 at 100.00         AAA          1,624,704
                 Revenue Bonds, Series 2001, 5.000%, 10/01/26 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       11,840   Total Water and Sewer                                                                                    12,077,127
------------------------------------------------------------------------------------------------------------------------------------
$     130,520   Total Investments (cost $129,322,546) - 155.4%                                                          132,290,482
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (2.5)%                                                                   (2,146,819)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.9)%                                                        (45,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                       $    85,143,663
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2007:
                                     FUND                                        FIXED RATE                              UNREALIZED
                 NOTIONAL     PAY/RECEIVE       FLOATING RATE    FIXED RATE         PAYMENT   EFFECTIVE  TERMINATION   APPRECIATION
COUNTERPARTY       AMOUNT   FLOATING RATE               INDEX   (ANNUALIZED)      FREQUENCY    DATE (5)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Goldman
  Sachs       $1,000,000              Pay   3-Month USD-LIBOR        5.215%   Semi-Annually     3/12/08      3/12/30       $(27,813)
JPMorgan       1,500,000              Pay                SIFM        4.376        Quarterly     8/06/08      8/06/37         40,701
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            $ 12,888
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

SIFM - The daily arithmetic average of the weekly SIFM (the Securities Industry and Financial Markets) Municipal Swap Index.

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

                    At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

                        Statement of
                        ASSETS & LIABILITIES
                                                                 August 31, 2007
                                                                        INSURED          INSURED
                                                                     CALIFORNIA       CALIFORNIA        CALIFORNIA       CALIFORNIA
                                                                        PREMIUM          PREMIUM           PREMIUM         DIVIDEND
                                                                         INCOME         INCOME 2            INCOME        ADVANTAGE
                                                                          (NPC)            (NCL)             (NCU)            (NAC)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $135,878,766
   $266,239,322, $122,196,480 and
   $514,017,691, respectively)                                     $143,005,259     $274,390,497      $125,417,166     $529,128,148
Cash                                                                         --               --                --               --
Receivables:
   Interest                                                           2,442,227        3,710,030         1,624,507        7,695,482
   Investments sold                                                          --        7,643,125                --        2,620,122
Unrealized appreciation on forward swaps                                364,728          656,230            40,701        2,275,676
Other assets                                                              8,200           42,843               998           60,380
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                     145,820,414      286,442,725       127,083,372      541,779,808
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                        2,192,019        4,976,292            79,209        1,866,948
Floating rate obligations                                                    --               --         2,352,000        9,928,000
Payable for investments purchased                                       984,700        1,235,799                --        2,639,387
Unrealized depreciation on forward swaps                                     --               --            41,719               --
Accrued expenses:
   Management fees                                                       75,982          147,888            66,753          230,196
   Other                                                                 37,934           72,990            39,952           96,273
Common share dividends payable                                          339,158          645,913           286,142        1,449,201
Preferred share dividends payable                                        14,241           20,344            17,908           46,384
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                  3,644,034        7,099,226         2,883,683       16,256,389
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                               45,000,000       95,000,000        43,000,000      175,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 97,176,380     $184,343,499      $ 81,199,689     $350,523,419
====================================================================================================================================
Common shares outstanding                                             6,459,832       12,716,370         5,775,188       23,480,254
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      15.04     $      14.50      $      14.06          $ 14.93
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $     64,598     $    127,164      $     57,752     $    234,803
Paid-in surplus                                                      89,426,693      176,228,808        78,312,355      333,587,814
Undistributed (Over-distribution of) net investment income              158,730         (179,908)          (60,685)        (979,692)
Accumulated net realized gain (loss) from investments
   and derivative transactions                                           35,138         (639,970)         (329,401)         294,361
Net unrealized appreciation (depreciation ) of investments
   and derivative transactions                                        7,491,221        8,807,405         3,219,668       17,386,133
====================================================================================================================================
Net assets applicable to Common shares                             $ 97,176,380     $184,343,499      $ 81,199,689     $350,523,419
====================================================================================================================================
Authorized shares:
   Common                                                           200,000,000      200,000,000         Unlimited        Unlimited
   Preferred                                                          1,000,000        1,000,000         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                           INSURED          INSURED
                                                                     CALIFORNIA       CALIFORNIA        CALIFORNIA       CALIFORNIA
                                                                       DIVIDEND         DIVIDEND          DIVIDEND         TAX-FREE
                                                                    ADVANTAGE 2      ADVANTAGE 3         ADVANTAGE        ADVANTAGE
                                                                          (NVX)            (NZH)             (NKL)            (NKX)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $323,736,433,
   $527,776,728, $337,767,689 and
   $129,322,546, respectively)                                     $331,473,854     $534,827,053      $350,190,897     $132,290,482
Cash                                                                         --          309,341                --               --
Receivables:
   Interest                                                           4,369,741        7,571,844         4,119,556        1,536,141
   Investments sold                                                   1,078,285          973,416                --          942,803
Unrealized appreciation on forward swaps                                396,451               --           135,670           40,701
Other assets                                                             35,561           40,141            34,736            3,522
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                     337,353,892      543,721,795       354,480,859      134,813,649
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                        1,675,691               --         6,022,335        3,248,892
Floating rate obligations                                             6,171,000        7,930,000                --               --
Payable for investments purchased                                     1,081,876        2,653,089         1,280,110          984,700
Unrealized depreciation on forward swaps                                     --          652,859           111,251           27,813
Accrued expenses:
   Management fees                                                      117,461          165,310           109,241           34,582
   Other                                                                 69,082          105,263            77,524           35,880
Common share dividends payable                                          853,083        1,358,748           905,326          333,125
Preferred share dividends payable                                        53,951           50,469            51,630            4,994
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                 10,022,144       12,915,738         8,557,417        4,669,986
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                              110,000,000      187,000,000       118,000,000       45,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $217,331,748     $343,806,057      $227,923,442     $ 85,143,663
====================================================================================================================================
Common shares outstanding                                            14,797,422       24,132,334        15,286,005        5,885,441
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      14.69     $      14.25      $      14.91     $      14.47
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $    147,974     $    241,323      $    152,860     $     58,854
Paid-in surplus                                                     210,153,559      342,811,267       217,031,715       83,033,081
Undistributed (Over-distribution of) net investment income             (655,912)        (878,892)         (520,310)        (109,506)
Accumulated net realized gain (loss) from investments
   and derivative transactions                                         (447,745)      (4,765,107)       (1,188,450)        (819,590)
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                        8,133,872        6,397,466        12,447,627        2,980,824
====================================================================================================================================
Net assets applicable to Common shares                             $217,331,748     $343,806,057      $227,923,442     $ 85,143,663
====================================================================================================================================
Authorized shares:
   Common                                                             Unlimited        Unlimited         Unlimited        Unlimited
   Preferred                                                          Unlimited        Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        OPERATIONS
                                                      Year Ended August 31, 2007
                                                                        INSURED          INSURED
                                                                     CALIFORNIA       CALIFORNIA        CALIFORNIA       CALIFORNIA
                                                                        PREMIUM          PREMIUM           PREMIUM         DIVIDEND
                                                                         INCOME         INCOME 2            INCOME        ADVANTAGE
                                                                          (NPC)            (NCL)             (NCU)            (NAC)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $ 7,031,075      $13,687,658       $ 6,236,823      $26,790,656
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                         913,590        1,777,409           804,552        3,311,020
Preferred shares - auction fees                                         112,500          237,498           107,500          437,500
Preferred shares - dividend disbursing agent fees                        10,000           20,000            10,000           20,000
Shareholders' servicing agent fees and expenses                           7,873           13,110             5,327            4,607
Interest expense on floating rate obligations                            63,326          109,082            68,181          173,473
Custodian's fees and expenses                                            32,304           75,378            32,079          123,272
Directors'/Trustees' fees and expenses                                    3,434            6,745             3,407           13,715
Professional fees                                                        16,000           21,831            15,109           24,921
Shareholders' reports - printing and mailing expenses                    15,684           24,060            12,083           36,470
Stock exchange listing fees                                               9,719            9,701               491            9,798
Investor relations expense                                               15,471           29,639            13,706           52,833
Other expenses                                                           17,112           21,587            14,397           28,115
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement  1,217,013        2,346,040         1,086,832        4,235,724
   Custodian fee credit                                                 (20,787)         (31,154)          (19,380)         (54,145)
   Expense reimbursement                                                     --               --                --         (782,839)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,196,226        2,314,886         1,067,452        3,398,740
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 5,834,849       11,372,772         5,169,371       23,391,916
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                          132,902          (30,877)         (251,856)       1,330,465
   Forward swaps                                                        159,600          419,200           (57,143)        (824,000)
   Futures                                                                   --               --                --           29,877
Change in net unrealized appreciation (depreciation) of:
   Investments                                                       (2,928,553)      (6,140,606)       (2,648,488)     (14,848,472)
   Forward swaps                                                         35,238         (181,996)           (1,018)       1,437,247
   Futures                                                                   --               --                --          (27,339)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (2,600,813)      (5,934,279)       (2,958,505)     (12,902,222)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                           (1,373,537)      (3,120,823)       (1,400,856)      (5,740,999)
From accumulated net realized gains                                    (118,110)              --           (50,482)        (310,662)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                      (1,491,647)      (3,120,823)       (1,451,338)      (6,051,661)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                  $ 1,742,389      $ 2,317,670       $   759,528      $ 4,438,033
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                           INSURED          INSURED
                                                                     CALIFORNIA       CALIFORNIA        CALIFORNIA       CALIFORNIA
                                                                       DIVIDEND         DIVIDEND          DIVIDEND         TAX-FREE
                                                                    ADVANTAGE 2      ADVANTAGE 3         ADVANTAGE        ADVANTAGE
                                                                          (NVX)            (NZH)             (NKL)            (NKX)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $16,258,218      $26,505,763       $17,230,829      $ 6,325,893
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                       2,087,857        3,368,809         2,197,491          839,946
Preferred shares - auction fees                                         274,998          467,499           295,000          112,500
Preferred shares - dividend disbursing agent fees                        20,000           29,772            20,000           10,000
Shareholders' servicing agent fees and expenses                           1,847            3,004             1,727              880
Interest expense on floating rate obligations                           189,943          208,643           130,142           51,830
Custodian's fees and expenses                                           126,440          120,054            79,388           30,622
Directors'/Trustees' fees and expenses                                    8,476           12,658             8,525            3,297
Professional fees                                                        23,581           32,161            24,410           15,686
Shareholders' reports - printing and mailing expenses                    30,959           41,958            31,021           14,857
Stock exchange listing fees                                               1,257            2,050             1,298              500
Investor relations expense                                               33,819           53,777            35,398           13,661
Other expenses                                                           23,461           28,631            24,097           22,688
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement  2,822,638        4,369,016         2,848,497        1,116,467
   Custodian fee credit                                                 (40,518)         (56,866)          (26,681)         (20,905)
   Expense reimbursement                                               (768,320)      (1,388,618)         (986,095)        (424,418)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          2,013,800        2,923,532         1,835,721          671,144
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                14,244,418       23,582,231        15,395,108        5,654,749
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                         (394,576)      (1,177,206)          653,722           91,706
   Forward swaps                                                        352,500         (401,000)         (200,000)         (57,143)
   Futures                                                                   --               --                --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                       (8,830,002)     (15,582,514)       (8,944,129)      (2,767,618)
   Forward swaps                                                       (351,758)        (652,859)           24,419           12,888
   Futures                                                                   --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (9,223,836)     (17,813,579)       (8,465,988)      (2,720,167)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                           (3,680,820)      (6,425,421)       (4,037,528)      (1,431,890)
From accumulated net realized gains                                          --               --           (10,666)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                      (3,680,820)      (6,425,421)       (4,048,194)      (1,431,890)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                  $ 1,339,762      $  (656,769)      $ 2,880,926      $ 1,502,692
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        CHANGES in NET ASSETS
                                      INSURED CALIFORNIA                 INSURED CALIFORNIA                     CALIFORNIA
                                     PREMIUM INCOME (NPC)              PREMIUM INCOME 2 (NCL)               PREMIUM INCOME (NCU)
                                -----------------------------      -----------------------------       -----------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                    8/31/07           8/31/06           8/31/07          8/31/06           8/31/07          8/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 5,834,849       $ 5,915,395      $ 11,372,772     $ 11,430,157       $ 5,169,371      $ 5,122,184
Net realized gain (loss) from:
   Investments                      132,902           338,450           (30,877)         306,694          (251,856)         287,143
   Forward swaps                    159,600                --           419,200               --           (57,143)              --
   Futures                               --                --                --               --                --               --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                   (2,928,553)       (3,110,907)       (6,140,606)      (4,684,758)       (2,648,488)      (2,003,316)
   Forward swaps                     35,238           329,490          (181,996)         838,226            (1,018)              --
   Futures                               --                --                --               --                --               --
Distributions to
   Preferred shareholders:
   From net investment income    (1,373,537)       (1,180,659)       (3,120,823)      (2,543,117)       (1,400,856)      (1,190,250)
   From accumulated net
      realized gains               (118,110)         (120,330)               --               --           (50,482)         (11,180)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                1,742,389         2,171,439         2,317,670        5,347,202           759,528        2,204,581
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (4,725,196)       (5,325,135)       (8,545,402)      (9,670,803)       (3,863,107)      (4,451,921)
From accumulated net
   realized gains                  (486,696)         (881,569)               --               --          (177,846)         (70,445)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders           (5,211,892)       (6,206,704)       (8,545,402)      (9,670,803)       (4,040,953)      (4,522,366)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions     65,214           106,152                --               --            14,098               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions        65,214           106,152                --               --            14,098               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares   (3,404,289)       (3,929,113)       (6,227,732)      (4,323,601)       (3,267,327)      (2,317,785)
Net assets applicable
   to Common shares
   at the beginning of year     100,580,669       104,509,782       190,571,231      194,894,832        84,467,016       86,784,801
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year   $ 97,176,380      $100,580,669      $184,343,499     $190,571,231       $81,199,689      $84,467,016
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year          $    158,730      $    422,103      $   (179,908)    $    129,491       $   (60,685)     $    34,045
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                          CALIFORNIA                        CALIFORNIA                         CALIFORNIA
                                   DIVIDEND ADVANTAGE (NAC)          DIVIDEND ADVANTAGE 2 (NVX)         DIVIDEND ADVANTAGE 3 (NZH)
                                -----------------------------      -----------------------------       -----------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                    8/31/07           8/31/06           8/31/07          8/31/06           8/31/07          8/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income          $ 23,391,916      $ 23,690,415      $ 14,244,418     $ 14,317,853      $ 23,582,231     $ 23,480,537
Net realized gain (loss) from:
   Investments                    1,330,465         1,496,422          (394,576)         686,754        (1,177,206)       1,057,466
   Forward swaps                   (824,000)               --           352,500               --          (401,000)              --
   Futures                           29,877           102,063                --               --                --               --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                  (14,848,472)       (8,347,244)       (8,830,002)      (4,193,089)      (15,582,514)      (5,851,121)
   Forward swaps                  1,437,247           838,429          (351,758)         748,209          (652,859)              --
   Futures                          (27,339)           27,339                --               --                --               --
Distributions to
   Preferred shareholders:
   From net investment income    (5,740,999)       (4,964,723)       (3,680,820)      (3,160,483)       (6,425,421)      (5,401,864)
   From accumulated net
      realized gains               (310,662)         (111,335)               --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                4,438,033        12,731,366         1,339,762        8,399,244          (656,769)      13,285,018
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income      (18,656,213)      (21,230,311)      (11,272,438)     (12,379,782)      (18,308,241)     (20,073,933)
From accumulated net
   realized gains                (1,250,132)         (782,285)               --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common shares
   from distributions to
   Common shareholders          (19,906,345)      (22,012,596)      (11,272,438)     (12,379,782)      (18,308,241)     (20,073,933)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions    475,567           532,651           104,551               --           298,310               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions       475,567           532,651           104,551               --           298,310               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets applicable
   to Common shares             (14,992,745)       (8,748,579)       (9,828,125)      (3,980,538)      (18,666,700)      (6,788,915)
Net assets applicable
   to Common shares
   at the beginning of year     365,516,164       374,264,743       227,159,873      231,140,411       362,472,757      369,261,672
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares at
   the end of year             $350,523,419      $365,516,164      $217,331,748     $227,159,873      $343,806,057     $362,472,757
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year          $   (979,692)     $    136,735      $   (655,912)    $     53,273      $   (878,892)    $    283,661
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        CHANGES in NET ASSETS (continued)
                                                                         INSURED CALIFORNIA                  INSURED CALIFORNIA
                                                                      DIVIDEND ADVANTAGE (NKL)            TAX-FREE ADVANTAGE (NKX)
                                                                   -----------------------------       -----------------------------
                                                                     YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                                        8/31/07          8/31/06           8/31/07          8/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $ 15,395,108     $ 15,416,776       $ 5,654,749      $ 5,611,175
Net realized gain (loss) from:
   Investments                                                          653,722          106,122            91,706           38,746
   Forward swaps                                                       (200,000)         772,782           (57,143)         297,454
   Futures                                                                   --               --                --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                       (8,944,129)      (4,883,419)       (2,767,618)      (1,917,395)
   Forward swaps                                                         24,419          191,673            12,888           72,274
   Futures                                                                   --               --                --               --
Distributions to Preferred shareholders:
   From net investment income                                        (4,037,528)      (3,404,610)       (1,431,890)      (1,222,097)
   From accumulated net realized gains                                  (10,666)              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                    2,880,926        8,199,324         1,502,692        2,880,157
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                          (11,778,209)     (13,002,466)       (4,166,045)      (4,377,177)
From accumulated net realized gains                                     (39,709)              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                                              (11,817,918)     (13,002,466)       (4,166,045)      (4,377,177)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                                        335,845           73,640            32,211               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                           335,845           73,640            32,211               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                       (8,601,147)      (4,729,502)       (2,631,142)      (1,497,020)
Net assets applicable to Common
   shares at the beginning of year                                  236,524,589      241,254,091        87,774,805       89,271,825
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                       $227,923,442     $236,524,589       $85,143,663      $87,774,805
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year                                              $   (520,310)    $    (95,484)      $  (109,506)     $  (166,320)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Notes to
                        FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The California funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL), Nuveen California Premium Income Municipal Fund (NCU), Nuveen California Dividend Advantage Municipal Fund (NAC), Nuveen California Dividend Advantage Municipal Fund 2 (NVX), Nuveen California Dividend Advantage Municipal Fund 3 (NZH), Nuveen Insured California Dividend Advantage Municipal Fund (NKL) and Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX). Common shares of Insured California Premium Income (NPC), Insured California Premium Income 2 (NCL) and California Dividend Advantage (NAC) are traded on the New York Stock Exchange while Common shares of California Premium Income (NCU), California Dividend Advantage 2 (NVX), California Dividend Advantage 3 (NZH), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of Insured California Tax-Free Advantage (NKX) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence or such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a municipal bond, forward swap contract or futures contact, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment or derivative transaction is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At August 31, 2007, Insured California Premium Income (NPC), Insured California Premium Income 2 (NCL), California Dividend Advantage (NAC), California Dividend Advantage 2 (NVX), California Dividend Advantage 3 (NZH), Insured California Dividend Advantage
(NKL) and Insured California Tax-Free Advantage (NKX) had outstanding when-issued/delayed delivery purchase commitments of $984,700, $1,235,799, $1,044,039, $650,235, $1,053,197, $1,280,110 and $984,700, respectively. There were no such outstanding purchase commitments in California Premium Income
(NCU).

                        Notes to
                        FINANCIAL STATEMENTS (continued)


Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of Insured California Tax-Free Advantage (NKX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                  INSURED      INSURED
                               CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                  PREMIUM      PREMIUM      PREMIUM     DIVIDEND
                                   INCOME     INCOME 2       INCOME    ADVANTAGE
                                    (NPC)        (NCL)        (NCU)        (NAC)
--------------------------------------------------------------------------------
Number of shares:
   Series M                            --           --        1,720           --
   Series T                         1,800        1,900           --           --
   Series TH                           --        1,900           --        3,500
   Series F                            --           --           --        3,500
--------------------------------------------------------------------------------
Total                               1,800        3,800        1,720        7,000
================================================================================

                                                            INSURED      INSURED
                               CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                 DIVIDEND     DIVIDEND     DIVIDEND     TAX-FREE
                              ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                                    (NVX)        (NZH)        (NKL)        (NKX)
--------------------------------------------------------------------------------
Number of shares:
   Series M                         2,200        3,740           --           --
   Series T                            --           --        2,360           --
   Series TH                           --        3,740           --        1,800
   Series F                         2,200           --        2,360           --
--------------------------------------------------------------------------------
Total                               4,400        7,480        4,720        1,800
================================================================================

Insurance

Insured California Premium Income (NPC) and Insured California Premium Income 2
(NCL) invest only in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest.

Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) invest at least 80% of their net assets (including net assets attributable to Preferred shares) in municipal securities that are covered by insurance. Each Fund may also invest up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities which are either (i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by Nuveen Asset Management (the "Adviser").

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" in the Statement of Operations.

                        Notes to
                        FINANCIAL STATEMENTS (continued)


During the fiscal year ended August 31, 2007, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended August 31, 2007, were as follows:

                                                                    INSURED      INSURED
                                                                 CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                    PREMIUM      PREMIUM      PREMIUM     DIVIDEND
                                                                     INCOME     INCOME 2       INCOME    ADVANTAGE
                                                                      (NPC)        (NCL)        (NCU)        (NAC)
------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                                $1,631,721   $2,811,233   $1,756,737   $4,463,690
Average annual interest rate and fees                                 3.88%        3.88%        3.88%        3.89%
==================================================================================================================
                                                                                              INSURED      INSURED
                                                                 CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                   DIVIDEND     DIVIDEND     DIVIDEND     TAX-FREE
                                                                ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                                                                      (NVX)        (NZH)        (NKL)        (NKX)
------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                                $4,889,101   $5,368,871   $3,349,236   $1,335,671
Average annual interest rate and fees                                 3.89%        3.89%        3.89%        3.88%
==================================================================================================================

Forward Swap Transactions

The Funds are authorized to invest in forward interest rate swap transactions. The Funds' use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Futures Contracts

The Funds are authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the

"initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. None of the Funds invested in futures contracts during the fiscal year ended August 31, 2007.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                          INSURED CALIFORNIA         INSURED CALIFORNIA            CALIFORNIA
                                         PREMIUM INCOME (NPC)      PREMIUM INCOME 2 (NCL)     PREMIUM INCOME (NCU)
                                        ----------------------     ----------------------    ---------------------
                                            YEAR          YEAR         YEAR         YEAR         YEAR         YEAR
                                           ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                         8/31/07       8/31/06      8/31/07      8/31/06      8/31/07      8/31/06
------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions    4,166         6,731           --           --          972           --
==================================================================================================================
                                          CALIFORNIA DIVIDEND       CALIFORNIA DIVIDEND       CALIFORNIA DIVIDEND
                                            ADVANTAGE (NAC)          ADVANTAGE 2 (NVX)         ADVANTAGE 3 (NZH)
                                        ----------------------     ----------------------    ---------------------
                                            YEAR          YEAR         YEAR         YEAR         YEAR         YEAR
                                           ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                         8/31/07       8/31/06      8/31/07      8/31/06      8/31/07      8/31/06
------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions   29,993        33,399        6,762           --       19,501           --
==================================================================================================================
                                                                          INSURED                   INSURED
                                                                    CALIFORNIA DIVIDEND       CALIFORNIA TAX-FREE
                                                                      ADVANTAGE (NKL)            ADVANTAGE (NKX)
                                                                   ---------------------     ---------------------
                                                                       YEAR         YEAR         YEAR         YEAR
                                                                      ENDED        ENDED        ENDED        ENDED
                                                                    8/31/07      8/31/06      8/31/07      8/31/06
------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                              21,450        4,796        2,139           --
==================================================================================================================

                        Notes to
                        FINANCIAL STATEMENTS (continued)


3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended August 31, 2007, were as follows:

                                                                INSURED       INSURED
                                                             CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                                PREMIUM       PREMIUM       PREMIUM      DIVIDEND
                                                                 INCOME      INCOME 2        INCOME     ADVANTAGE
                                                                  (NPC)         (NCL)         (NCU)         (NAC)
-----------------------------------------------------------------------------------------------------------------
Purchases                                                   $15,080,307   $53,060,171   $17,669,993  $115,344,315
Sales and maturities                                         12,664,907    54,432,465    14,085,295   106,136,668
=================================================================================================================
                                                                                            INSURED       INSURED
                                                             CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                               DIVIDEND      DIVIDEND      DIVIDEND      TAX-FREE
                                                            ADVANTAGE 2   ADVANTAGE 3     ADVANTAGE     ADVANTAGE
                                                                  (NVX)         (NZH)         (NKL)         (NKX)
-----------------------------------------------------------------------------------------------------------------
Purchases                                                   $78,474,713  $133,911,052   $47,900,732   $24,311,297
Sales and maturities                                         69,990,071   126,244,889    41,006,704    20,223,829
=================================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No.140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At August 31, 2007, the cost of investments was as follows:

                                                                INSURED       INSURED
                                                             CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                                PREMIUM       PREMIUM       PREMIUM      DIVIDEND
                                                                 INCOME      INCOME 2        INCOME     ADVANTAGE
                                                                  (NPC)         (NCL)         (NCU)         (NAC)
-----------------------------------------------------------------------------------------------------------------
Cost of investments                                        $136,029,264  $266,072,310  $119,782,187  $503,958,400
=================================================================================================================
                                                                                            INSURED       INSURED
                                                             CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                               DIVIDEND      DIVIDEND      DIVIDEND      TAX-FREE
                                                            ADVANTAGE 2   ADVANTAGE 3     ADVANTAGE     ADVANTAGE
                                                                  (NVX)         (NZH)         (NKL)         (NKX)
-----------------------------------------------------------------------------------------------------------------
Cost of investments                                        $317,915,091  $519,875,478  $339,173,823  $129,698,864
=================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2007, were as follows:

                                                                INSURED       INSURED
                                                             CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                                PREMIUM       PREMIUM       PREMIUM      DIVIDEND
                                                                 INCOME      INCOME 2        INCOME     ADVANTAGE
                                                                  (NPC)         (NCL)         (NCU)         (NAC)
------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                              $7,468,466    $9,424,861    $3,947,786   $19,631,656
   Depreciation                                                (492,471)   (1,106,674)     (661,008)   (4,373,260)
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   of investments                                            $6,975,995    $8,318,187    $3,286,778   $15,258,396
==================================================================================================================
                                                                                            INSURED       INSURED
                                                             CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                               DIVIDEND      DIVIDEND      DIVIDEND      TAX-FREE
                                                            ADVANTAGE 2   ADVANTAGE 3     ADVANTAGE     ADVANTAGE
                                                                  (NVX)         (NZH)         (NKL)         (NKX)
------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                             $11,083,564   $14,638,105   $14,492,539   $ 3,830,177
   Depreciation                                              (3,685,389)   (7,603,327)   (3,475,465)   (1,238,559)
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments   $ 7,398,175   $ 7,034,778   $11,017,074   $ 2,591,618
==================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at August 31, 2007, the Funds' tax year end, were as follows:

                                                                INSURED       INSURED
                                                             CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                                PREMIUM       PREMIUM       PREMIUM      DIVIDEND
                                                                 INCOME      INCOME 2        INCOME     ADVANTAGE
                                                                  (NPC)         (NCL)         (NCU)         (NAC)
-----------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                          $520,376      $377,220      $194,292      $444,969
Undistributed net ordinary income **                            212,281         4,534            --            --
Undistributed net long-term capital gains                        16,768            --           886       294,361
=================================================================================================================
                                                                                            INSURED       INSURED
                                                             CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                               DIVIDEND      DIVIDEND      DIVIDEND      TAX-FREE
                                                            ADVANTAGE 2   ADVANTAGE 3     ADVANTAGE     ADVANTAGE
                                                                  (NVX)         (NZH)         (NKL)         (NKX)
-----------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                          $268,220      $585,805      $239,745      $226,861
Undistributed net ordinary income **                                 --            --            --            --
Undistributed net long-term capital gains                            --            --       456,991            --
=================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on August 1, 2007, paid on September 4, 2007.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended August 31, 2007 and August 31, 2006, was designated for purposes of the dividends paid deduction as follows:

                                                                INSURED       INSURED
                                                             CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                                PREMIUM       PREMIUM       PREMIUM      DIVIDEND
                                                                 INCOME      INCOME 2        INCOME     ADVANTAGE
2007                                                              (NPC)         (NCL)         (NCU)         (NAC)
-----------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income ***                 $6,064,156   $11,716,879    $5,291,072   $24,556,552
Distributions from net ordinary income **                        46,600            --            --           395
Distributions from net long-term capital gains ****             604,806            --       228,328     1,560,803
=================================================================================================================

                        Notes to
                        FINANCIAL STATEMENTS (continued)

                                                                                            INSURED       INSURED
                                                             CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                               DIVIDEND      DIVIDEND      DIVIDEND      TAX-FREE
                                                            ADVANTAGE 2   ADVANTAGE 3     ADVANTAGE     ADVANTAGE
2007                                                              (NVX)         (NZH)         (NKL)         (NKX)
-----------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income ***                $15,011,893   $24,913,042   $15,884,429    $5,618,698
Distributions from net ordinary income **                            --            --            --            --
Distributions from net long-term capital gains ****                  --            --        50,375            --
=================================================================================================================
                                                                INSURED       INSURED
                                                             CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                                PREMIUM       PREMIUM       PREMIUM      DIVIDEND
                                                                 INCOME      INCOME 2        INCOME     ADVANTAGE
2006                                                              (NPC)         (NCL)         (NCU)         (NAC)
-----------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                     $6,489,050   $12,330,721    $5,697,561   $26,436,381
Distributions from net ordinary income **                        79,771            --            --            --
Distributions from net long-term capital gains                1,001,943            --        81,625       893,620
=================================================================================================================
                                                                                            INSURED       INSURED
                                                             CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                               DIVIDEND      DIVIDEND      DIVIDEND      TAX-FREE
                                                            ADVANTAGE 2   ADVANTAGE 3     ADVANTAGE     ADVANTAGE
2006                                                              (NVX)         (NZH)         (NKL)         (NKX)
-----------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                    $15,681,327   $25,609,086   $16,451,218    $5,633,072
Distributions from net ordinary income **                            --            --            --            --
Distributions from net long-term capital gains                       --            --            --            --
=================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
*** The Funds hereby designate these amounts paid during the fiscal year ended August 31, 2007, as Exempt Interest Dividends.
**** The Funds herby designate these amounts paid during the fiscal year ended
     August 31, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

At August 31, 2007, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                  INSURED                                 INSURED
                                                               CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                  PREMIUM      DIVIDEND     DIVIDEND     TAX-FREE
                                                                 INCOME 2   ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE
                                                                    (NCL)         (NVX)        (NZH)        (NKX)
-----------------------------------------------------------------------------------------------------------------
Expiration year:
   2009                                                          $199,461     $      --   $       --     $     --
   2010                                                           440,509            --           --           --
   2011                                                                --            --    2,816,212      218,696
   2012                                                                --        90,840      323,840           --
   2013                                                                --            --           --       59,857
   2014                                                                --            --           --       85,788
-----------------------------------------------------------------------------------------------------------------
Total                                                            $639,970     $  90,840   $3,140,052     $364,341
=================================================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2006 through August 31, 2007 ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                                         INSURED
                                            CALIFORNIA   CALIFORNIA   CALIFORNIA
                                               PREMIUM     DIVIDEND     TAX-FREE
                                                INCOME  ADVANTAGE 3    ADVANTAGE
                                                 (NCU)        (NZH)        (NKX)
--------------------------------------------------------------------------------
                                              $324,473   $1,599,933      $63,065
================================================================================

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                         INSURED CALIFORNIA PREMIUM INCOME (NPC)
AVERAGE DAILY NET ASSETS               INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
(INCLUDING NET ASSETS                            CALIFORNIA PREMIUM INCOME (NCU)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                             CALIFORNIA DIVIDEND ADVANTAGE (NAC)
                                           CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
                                           CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
AVERAGE DAILY NET ASSETS             INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
(INCLUDING NET ASSETS                INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of August 31, 2007, the complex-level fee rate was .1841%.

                        Notes to
                        FINANCIAL STATEMENTS (continued)


Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1698
$125 billion                                                              .1617
$200 billion                                                              .1536
$250 billion                                                              .1509
$300 billion                                                              .1490
================================================================================
(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of California Dividend Advantage's (NAC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
JULY 31,                                    JULY 31,
--------------------------------------------------------------------------------
1999*                      .30%             2005                            .25%
2000                       .30              2006                            .20
2001                       .30              2007                            .15
2002                       .30              2008                            .10
2003                       .30              2009                            .05
2004                       .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage (NAC) for any portion of its fees and expenses beyond July 31, 2009.

For the first ten years of California Dividend Advantage 2's (NVX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
MARCH 31,                                   MARCH 31,
--------------------------------------------------------------------------------
2001*                      .30%             2007                            .25%
2002                       .30              2008                            .20
2003                       .30              2009                            .15
2004                       .30              2010                            .10
2005                       .30              2011                            .05
2006                       .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage 2 (NVX) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of California Dividend Advantage 3's (NZH) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
SEPTEMBER 30,                               SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                      .30%             2007                            .25%
2002                       .30              2008                            .20
2003                       .30              2009                            .15
2004                       .30              2010                            .10
2005                       .30              2011                            .05
2006                       .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage 3 (NZH) for any portion of its fees and expenses beyond September 30, 2011.

                        Notes to
                        FINANCIAL STATEMENTS (continued)


For the first ten years of Insured California Dividend Advantage's (NKL) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
MARCH 31,                                   MARCH 31,
--------------------------------------------------------------------------------
2002*                      .30%             2008                            .25%
2003                       .30              2009                            .20
2004                       .30              2010                            .15
2005                       .30              2011                            .10
2006                       .30              2012                            .05
2007                       .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Dividend Advantage
(NKL) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured California Tax-Free Advantage's (NKX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
NOVEMBER 30,                                NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                      .32%             2007                            .32%
2003                       .32              2008                            .24
2004                       .32              2009                            .16
2005                       .32              2010                            .08
2006                       .32
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Tax-Free Advantage
(NKX) for any portion of its fees and expenses beyond November 30, 2010.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC, pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investors include an affiliate of Merrill Lynch. It is anticipated that Merrill Lynch and its affiliates will be indirect "affiliated persons" (as that term is defined in the Investment Company Act of 1940) of the Funds upon and after the acquisition. One important implication of this is that the Funds will not be able to buy securities from or sell securities to Merrill Lynch; however, the portfolio management teams and Fund management do not expect that this will significantly impact the ability of the Funds to pursue their investment objectives and policies. Under the terms of the merger, each outstanding share of Nuveen Investments' common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions. The obligations of Windy City to consummate the merger are not conditioned on its obtaining financing.

The consummation of the merger will be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each Fund's agreement. The Board of Directors/Trustees of each Fund has approved a new investment management agreement with the Adviser. On October 12, 2007, at a meeting of the respective Funds' shareholders, Insured California Premium Income
(NPC), Income California Premium Income 2 (NCL), California Premium Income (NCU) and California Dividend Advantage (NAC) received the required number of shareholder votes to approve the new investment management agreements. On October 22, 2007, at a meeting of Insured California Tax-Free Advantage's (NKX) shareholders, the Fund received the required number of shareholder votes to approve the new investment management agreement. The new agreements will take effect upon consummation of the merger of Nuveen Investments and Windy City. California Dividend Advantage 2 (NVX), California Dividend Advantage 3 (NZH) and Insured California Dividend Advantage (NKL) adjourned their shareholder meetings prior to obtaining the necessary shareholder approval, and will continue to solicit shareholder votes until they reconvene on November 8, 2007. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by February 29, 2008. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of August 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on October 1, 2007, to shareholders of record on September 15, 2007, as follows:

                                                                INSURED       INSURED
                                                             CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                                PREMIUM       PREMIUM       PREMIUM      DIVIDEND
                                                                 INCOME      INCOME 2        INCOME     ADVANTAGE
                                                                  (NPC)         (NCL)         (NCU)         (NAC)
-----------------------------------------------------------------------------------------------------------------
Dividend per share                                               $.0605        $.0560        $.0535        $.0615
=================================================================================================================
                                                                                            INSURED       INSURED
                                                             CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                               DIVIDEND      DIVIDEND      DIVIDEND      TAX-FREE
                                                            ADVANTAGE 2   ADVANTAGE 3     ADVANTAGE     ADVANTAGE
                                                                  (NVX)         (NZH)         (NKL)         (NKX)
-----------------------------------------------------------------------------------------------------------------
Dividend per share                                               $.0600        $.0590        $.0620        $.0590
=================================================================================================================

                        Financial
                        HIGHLIGHTS

          Selected data for a Common share outstanding throughout each period:

                                                Investment Operations                                      Less Distributions
                               -------------------------------------------------------------------  --------------------------------
                                                          Distributions    Distributions
                                                               from Net             from                   Net
                   Beginning                                 Investment          Capital            Investment     Capital
                      Common                       Net        Income to         Gains to             Income to    Gains to
                       Share          Net    Realized/        Preferred        Preferred                Common      Common
                   Net Asset   Investment   Unrealized           Share-           Share-                Share-      Share-
                       Value       Income   Gain (Loss)         holders+         holders+    Total     holders     holders    Total
====================================================================================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007                  $15.58      $ .90          $(.40)           $(.21)           $(.02)    $ .27       $(.73)      $(.08)   $(.81)
2006                   16.21        .92           (.38)            (.18)            (.02)      .34        (.83)       (.14)    (.97)
2005                   16.23        .95            .22             (.10)            (.01)     1.06        (.92)       (.16)   (1.08)
2004                   15.59        .99            .68             (.05)              --      1.62        (.93)       (.05)    (.98)
2003                   16.17        .99           (.45)            (.06)            (.01)      .47        (.97)       (.08)   (1.05)

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007                   14.99        .89           (.46)            (.25)              --       .18        (.67)         --     (.67)
2006                   15.33        .90           (.28)            (.20)              --       .42        (.76)         --     (.76)
2005                   15.12        .91            .29             (.11)              --      1.09        (.88)         --     (.88)
2004                   14.60        .96            .53             (.06)              --      1.43        (.91)         --     (.91)
2003                   15.08        .99           (.51)            (.07)              --       .41        (.89)         --     (.89)
====================================================================================================================================
                                                                       Total Returns
                                                                   ----------------------
                               Offering                                            Based
                              Costs and    Ending                                     on
                              Preferred    Common                   Based         Common
                                  Share     Share     Ending           on      Share Net
                           Underwriting     Asset     Market       Market          Asset
                              Discounts     Value      Value        Value*         Value*
=========================================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
-----------------------------------------------------------------------------------------
Year Ended 8/31:
2007                               $ --    $15.04     $14.96         4.61%          1.70%
2006                                 --     15.58      15.08         1.00           2.23
2005                                 --     16.21      15.90         7.58           6.74
2004                                 --     16.23      15.81        11.80          10.64
2003                                 --     15.59      15.07         1.55           2.82

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
-----------------------------------------------------------------------------------------
Year Ended 8/31:
2007                                 --     14.50      13.71         1.26           1.18
2006                                 --     14.99      14.19         (.63)          2.91
2005                                 --     15.33      15.05         5.10           7.42
2004                                 --     15.12      15.18        12.71          10.02
2003                                 --     14.60      14.32         2.69           2.71
=========================================================================================
                                                             Ratios/Supplemental Data
                --------------------------------------------------------------------------------------------------------------------
                                       Ratios to Average Net Assets                  Ratios to Average Net Assets
                                       Applicable to Common Shares                   Applicable to Common Shares
                                       Before Credit/Reimbursement                   After Credit/Reimbursement**
                              --------------------------------------------  --------------------------------------------
                     Ending
                        Net
                     Assets
                 Applicable    Expenses        Expenses              Net     Expenses        Expenses              Net    Portfolio
                  to Common   Including       Excluding       Investment    Including       Excluding       Investment     Turnover
                Shares (000)   Interest++(a)   Interest++(a)      Income++   Interest++(a)   Interest++(a)      Income++       Rate
====================================================================================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007               $ 97,176        1.22%           1.16%            5.84%        1.20%           1.14%            5.87%           9%
2006                100,581        1.16            1.16             5.89         1.15            1.15             5.90            9
2005                104,510        1.14            1.14             5.85         1.13            1.13             5.86            9
2004                104,618        1.17            1.17             6.17         1.16            1.16             6.17           25
2003                100,427        1.17            1.17             6.13         1.16            1.16             6.14           26

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007                184,343        1.24            1.18             6.00         1.22            1.17             6.01           19
2006                190,571        1.20            1.20             6.05         1.19            1.19             6.05           14
2005                194,895        1.17            1.17             6.03         1.17            1.17             6.03            7
2004                192,035        1.19            1.19             6.38         1.19            1.19             6.38           35
2003                185,181        1.20            1.20             6.53         1.19            1.19             6.54           22
====================================================================================================================================

                                                       Floating Rate Obligations
                 Preferred Shares at End of Period          at End of Period
              --------------------------------------   -------------------------
                Aggregate   Liquidation                   Aggregate
                   Amount    and Market        Asset         Amount        Asset
              Outstanding         Value     Coverage    Outstanding     Coverage
                    (000)     Per Share    Per Share           (000)  Per $1,000
================================================================================
INSURED CALIFORNIA PREMIUM INCOME (NPC)
--------------------------------------------------------------------------------
Year Ended 8/31:
2007              $45,000       $25,000      $78,987           $ --         $ --
2006               45,000        25,000       80,878             --           --
2005               45,000        25,000       83,061             --           --
2004               45,000        25,000       83,121             --           --
2003               45,000        25,000       80,793             --           --

INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
--------------------------------------------------------------------------------
Year Ended 8/31:
2007               95,000        25,000       73,511             --           --
2006               95,000        25,000       75,150             --           --
2005               95,000        25,000       76,288             --           --
2004               95,000        25,000       75,535             --           --
2003               95,000        25,000       73,732             --           --
================================================================================
* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

See accompanying notes to financial statements.

                                  88-89 spreaed

                        Financial
                        HIGHLIGHTS (continued)


     Selected data for a Common share outstanding throughout each period:

                                                Investment Operations                                      Less Distributions
                               -------------------------------------------------------------------  --------------------------------
                                                          Distributions    Distributions
                                                               from Net             from                   Net
                   Beginning                                 Investment          Capital            Investment     Capital
                      Common                       Net        Income to         Gains to             Income to    Gains to
                       Share          Net    Realized/        Preferred        Preferred                Common      Common
                   Net Asset   Investment   Unrealized           Share-           Share-                Share-      Share-
                       Value       Income   Gain (Loss)         holders+         holders+    Total     holders     holders    Total
====================================================================================================================================
CALIFORNIA PREMIUM
INCOME (NCU)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007                  $14.63       $ .90         $(.52)           $(.24)           $(.01)    $ .13       $(.67)      $(.03)   $(.70)
2006                   15.03         .89          (.30)            (.21)              --       .38        (.77)       (.01)    (.78)
2005                   14.51         .90           .60             (.12)              --      1.38        (.86)         --     (.86)
2004                   13.66         .94           .85             (.06)              --      1.73        (.88)         --     (.88)
2003                   14.42         .96          (.78)            (.07)              --       .11        (.87)         --     (.87)

CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007                   15.59        1.00          (.56)            (.24)            (.01)      .19        (.80)       (.05)    (.85)
2006                   15.98        1.01          (.25)            (.21)              --       .55        (.91)       (.03)    (.94)
2005                   15.59        1.04           .50             (.12)              --      1.42        (.98)       (.05)   (1.03)
2004                   14.82        1.05           .76             (.06)              --      1.75        (.98)         --     (.98)
2003                   15.24        1.06          (.47)            (.07)              --       .52        (.94)         --     (.94)
====================================================================================================================================
                                                                  Total Returns
                                                              ----------------------
                          Offering                                            Based
                         Costs and    Ending                                     on
                         Preferred    Common                   Based         Common
                             Share     Share     Ending           on      Share Net
                      Underwriting     Asset     Market       Market          Asset
                         Discounts     Value      Value        Value*         Value*
====================================================================================
CALIFORNIA PREMIUM
INCOME (NCU)
------------------------------------------------------------------------------------
Year Ended 8/31:
2007                          $ --    $14.06     $13.03        (2.21)%          .82%
2006                            --     14.63      14.01         3.14           2.72
2005                            --     15.03      14.37        11.76           9.75
2004                            --     14.51      13.67        12.04          12.94
2003                            --     13.66      13.02         (.91)           .69

CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
------------------------------------------------------------------------------------
Year Ended 8/31:
2007                            --     14.93      14.34        (5.19)          1.16
2006                            --     15.59      15.97         5.47           3.63
2005                            --     15.98      16.07        14.62           9.41
2004                            --     15.59      15.00        12.07          12.11
2003                            --     14.82      14.30         4.79           3.37
====================================================================================
                                                             Ratios/Supplemental Data
                --------------------------------------------------------------------------------------------------------------------
                                       Ratios to Average Net Assets                  Ratios to Average Net Assets
                                       Applicable to Common Shares                   Applicable to Common Shares
                                       Before Credit/Reimbursement                   After Credit/Reimbursement**
                              --------------------------------------------  --------------------------------------------
                     Ending
                        Net
                     Assets
                 Applicable    Expenses        Expenses              Net     Expenses        Expenses              Net    Portfolio
                  to Common   Including       Excluding       Investment    Including       Excluding       Investment     Turnover
                Shares (000)   Interest++(a)   Interest++(a)      Income++   Interest++(a)   Interest++(a)      Income++       Rate
====================================================================================================================================
CALIFORNIA PREMIUM
INCOME (NCU)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007               $ 81,200        1.29%           1.21%            6.14%        1.27%           1.19%            6.16%          11%
2006                 84,467        1.23            1.23             6.09         1.21            1.21             6.10           20
2005                 86,785        1.21            1.21             6.08         1.20            1.20             6.09           13
2004                 83,772        1.23            1.23             6.62         1.22            1.22             6.63           19
2003                 78,859        1.24            1.24             6.72         1.24            1.24             6.72           24

CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007                350,523        1.17            1.12             6.24          .94             .89             6.47           20
2006                365,516        1.13            1.13             6.22          .83             .83             6.51           13
2005                374,265        1.12            1.12             6.22          .75             .75             6.59            4
2004                365,066        1.14            1.14             6.38          .70             .70             6.83           12
2003                346,918        1.15            1.15             6.44          .70             .70             6.88           11
====================================================================================================================================

                                                       Floating Rate Obligations
                 Preferred Shares at End of Period          at End of Period
              --------------------------------------   -------------------------
                Aggregate   Liquidation                   Aggregate
                   Amount    and Market        Asset         Amount        Asset
              Outstanding         Value     Coverage    Outstanding     Coverage
                    (000)     Per Share    Per Share           (000)  Per $1,000
================================================================================
CALIFORNIA PREMIUM INCOME (NCU)
--------------------------------------------------------------------------------
Year Ended 8/31:
2007             $ 43,000       $25,000      $72,209         $2,352      $53,806
2006               43,000        25,000       74,109             --           --
2005               43,000        25,000       75,456             --           --
2004               43,000        25,000       73,704             --           --
2003               43,000        25,000       70,848             --           --

CALIFORNIA DIVIDEND ADVANTAGE (NAC)
--------------------------------------------------------------------------------
Year Ended 8/31:
2007              175,000        25,000       75,075          9,928       53,933
2006              175,000        25,000       77,217             --           --
2005              175,000        25,000       78,466             --           --
2004              175,000        25,000       77,152             --           --
2003              175,000        25,000       74,560             --           --
================================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  90-91 spread

                        Financial
                        HIGHLIGHTS (continued)


          Selected data for a Common share outstanding throughout each period:

                                                Investment Operations                                      Less Distributions
                               -------------------------------------------------------------------  --------------------------------
                                                          Distributions    Distributions
                                                               from Net             from                   Net
                   Beginning                                 Investment          Capital            Investment     Capital
                      Common                       Net        Income to         Gains to             Income to    Gains to
                       Share          Net    Realized/        Preferred        Preferred                Common      Common
                   Net Asset   Investment   Unrealized           Share-           Share-                Share-      Share-
                       Value       Income   Gain (Loss)         holders+         holders+    Total     holders     holders    Total
====================================================================================================================================
CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007                  $15.36        $ .96        $(.62)           $(.25)            $ --     $ .09       $(.76)       $ --    $(.76)
2006                   15.63          .97         (.19)            (.21)              --       .57        (.84)         --     (.84)
2005                   14.97          .98          .71             (.12)              --      1.57        (.91)         --     (.91)
2004                   14.18          .99          .77             (.06)              --      1.70        (.91)         --     (.91)
2003                   14.79         1.00         (.62)            (.07)              --       .31        (.89)       (.03)    (.92)

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007                   15.03          .98         (.73)            (.27)              --      (.02)       (.76)         --     (.76)
2006                   15.31          .97         (.20)            (.22)              --       .55        (.83)         --     (.83)
2005                   14.65          .97          .68             (.13)              --      1.52        (.86)         --     (.86)
2004                   13.72          .98          .88             (.07)              --      1.79        (.86)         --     (.86)
2003                   14.33          .98         (.66)            (.08)              --       .24        (.86)         --     (.86)
====================================================================================================================================
                                                                    Total Returns
                                                                ----------------------
                            Offering                                            Based
                           Costs and    Ending                                     on
                           Preferred    Common                   Based         Common
                               Share     Share     Ending           on      Share Net
                        Underwriting     Asset     Market       Market          Asset
                           Discounts     Value      Value        Value*         Value*
======================================================================================
CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
--------------------------------------------------------------------------------------
Year Ended 8/31:
2007                            $ --    $14.69     $13.73        (3.39)%          .46%
2006                              --     15.36      14.95         4.19           3.82
2005                              --     15.63      15.19        14.98          10.80
2004                              --     14.97      14.08        13.60          12.11
2003                              --     14.18      13.24         (.95)          2.16

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
--------------------------------------------------------------------------------------
Year Ended 8/31:
2007                              --     14.25      13.52        (4.12)          (.32)
2006                              --     15.03      14.84         8.50           3.81
2005                              --     15.31      14.49        15.75          10.69
2004                              --     14.65      13.33        11.97          13.36
2003                             .01     13.72      12.71        (3.20)          1.68
======================================================================================
                                                             Ratios/Supplemental Data
                --------------------------------------------------------------------------------------------------------------------
                                       Ratios to Average Net Assets                  Ratios to Average Net Assets
                                       Applicable to Common Shares                   Applicable to Common Shares
                                       Before Credit/Reimbursement                   After Credit/Reimbursement**
                              --------------------------------------------  --------------------------------------------
                     Ending
                        Net
                     Assets
                 Applicable    Expenses        Expenses              Net     Expenses        Expenses              Net    Portfolio
                  to Common   Including       Excluding       Investment    Including       Excluding       Investment     Turnover
                Shares (000)   Interest++(a)   Interest++(a)      Income++   Interest++(a)   Interest++(a)      Income++       Rate
====================================================================================================================================
CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007               $217,332        1.25%           1.17%            5.97%         .89%            .81%            6.33%          21%
2006                227,160        1.16            1.16             5.94          .73             .73             6.36            9
2005                231,140        1.16            1.16             5.94          .70             .70             6.40            3
2004                221,395        1.18            1.18             6.24          .72             .72             6.70           13
2003                209,722        1.18            1.18             6.30          .73             .73             6.75           40

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007                343,806        1.22            1.16             6.16          .81             .76             6.56           23
2006                362,473        1.16            1.16             6.08          .70             .70             6.54           10
2005                369,262        1.17            1.17             6.05          .70             .70             6.51            5
2004                353,360        1.20            1.20             6.32          .73             .73             6.78           13
2003                330,829        1.20            1.20             6.33          .73             .73             6.79           48
====================================================================================================================================

                                                       Floating Rate Obligations
                 Preferred Shares at End of Period          at End of Period
              --------------------------------------   -------------------------
                Aggregate   Liquidation                   Aggregate
                   Amount    and Market        Asset         Amount        Asset
              Outstanding         Value     Coverage    Outstanding     Coverage
                    (000)     Per Share    Per Share           (000)  Per $1,000
================================================================================
CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
--------------------------------------------------------------------------------
Year Ended 8/31:
2007             $110,000       $25,000      $74,394         $6,171      $54,044
2006              110,000        25,000       76,627             --           --
2005              110,000        25,000       77,532             --           --
2004              110,000        25,000       75,317             --           --
2003              110,000        25,000       72,664             --           --

CALIFORNIA DIVIDEND ADVANTAGE (NZH)
--------------------------------------------------------------------------------
Year Ended 8/31:
2007              187,000        25,000       70,963          7,930       67,936
2006              187,000        25,000       73,459             --           --
2005              187,000        25,000       74,367             --           --
2004              187,000        25,000       72,241             --           --
2003              187,000        25,000       69,229             --           --
================================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  92-93 spread

                        Financial
                        HIGHLIGHTS (continued)


          Selected data for a Common share outstanding throughout each period:

                                                 Investment Operations                                     Less Distributions
                            -------------------------------------------------------------------  -----------------------------------
                                                      Distributions    Distributions
                                                           from Net             from                    Net
                Beginning                                Investment          Capital             Investment     Capital
                   Common                       Net       Income to         Gains to              Income to    Gains to
                    Share          Net    Realized/       Preferred        Preferred                 Common      Common
                Net Asset   Investment   Unrealized          Share-           Share-                 Share-      Share-
                    Value       Income   Gain (Loss)        holders+         holders+     Total     holders     holders       Total
====================================================================================================================================
INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007               $15.50        $1.01        $(.57)          $(.26)            $ --****     $ .18    $(.77)       $ --****  $ (.77)
2006                15.81         1.01         (.25)           (.22)              --           .54     (.85)         --        (.85)
2005                15.35         1.01          .52            (.12)              --          1.41     (.90)       (.05)       (.95)
2004                14.60         1.02          .84            (.06)            (.01)         1.79     (.91)       (.13)      (1.04)
2003                15.14          .99         (.49)           (.07)            (.01)          .42     (.91)       (.05)       (.96)

INSURED CALIFORNIA
TAX-FREE ADVANTAGE (NKX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007                14.92          .96         (.46)           (.24)              --          .26      (.71)         --        (.71)
2006                15.17          .95         (.25)           (.21)              --          .49      (.74)         --        (.74)
2005                14.62          .96          .57            (.13)              --         1.40      (.85)         --        (.85)
2004                13.79          .96          .84            (.06)              --         1.74      (.91)         --        (.91)
2003(b)             14.33          .64         (.33)           (.04)              --          .27      (.60)         --        (.60)
====================================================================================================================================
                                                                  Total Returns
                                                              ----------------------
                          Offering                                            Based
                         Costs and    Ending                                     on
                         Preferred    Common                   Based         Common
                             Share     Share     Ending           on      Share Net
                      Underwriting     Asset     Market       Market          Asset
                         Discounts     Value      Value        Value**        Value**
=====================================================================================
INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
-------------------------------------------------------------------------------------
Year Ended 8/31:
2007                          $ --    $14.91     $14.24        (4.64)%         1.13%
2006                            --     15.50      15.70        10.72           3.62
2005                            --     15.81      15.00         9.00           9.46
2004                            --     15.35      14.67        12.54          12.53
2003                            --     14.60      14.00         (.35)          2.70

INSURED CALIFORNIA
TAX-FREE ADVANTAGE (NKX)
-------------------------------------------------------------------------------------
Year Ended 8/31:
2007                            --     14.47      14.47         6.35           1.69
2006                            --     14.92      14.27         4.56           3.43
2005                            --     15.17      14.38         7.46           9.84
2004                            --     14.62      14.19        11.54          12.86
2003(b)                       (.21)    13.79      13.56        (5.79)           .34
=====================================================================================
                                                                Ratios/Supplemental Data
                  ------------------------------------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets                  Ratios to Average Net Assets
                                         Applicable to Common Shares                   Applicable to Common Shares
                                         Before Credit/Reimbursement                   After Credit/Reimbursement**
                                --------------------------------------------  -------------------------------------------
                       Ending
                          Net
                       Assets
                   Applicable    Expenses        Expenses              Net     Expenses        Expenses             Net   Portfolio
                    to Common   Including       Excluding       Investment    Including       Excluding      Investment    Turnover
                  Shares (000)   Interest++(a)   Interest++(a)      Income++   Interest++(a)   Interest++(a)     Income++      Rate
====================================================================================================================================
INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007                 $227,923        1.21%           1.16%            6.12%         .78%            .73%           6.55%         12%
2006                  236,525        1.17            1.17             6.12          .71             .71            6.58           3
2005                  241,254        1.16            1.16             6.06          .71             .71            6.51           4
2004                  234,186        1.18            1.18             6.28          .72             .72            6.74          14
2003                  222,751        1.18            1.18             6.00          .72             .72            6.46          71

INSURED CALIFORNIA
TAX-FREE ADVANTAGE (NKX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007                   85,144        1.27            1.21             5.95          .77             .71            6.45          15
2006                   87,775        1.22            1.22             5.97          .73             .73            6.46           4
2005                   89,272        1.21            1.21             5.95          .73             .73            6.43           3
2004                   86,008        1.23            1.23             6.17          .73             .73            6.67          20
2003(b)                81,141        1.14*           1.14*            5.25*         .67*            .67*           5.72*         45
====================================================================================================================================

                                                       Floating Rate Obligations
                 Preferred Shares at End of Period          at End of Period
              --------------------------------------   -------------------------
                Aggregate   Liquidation                   Aggregate
                   Amount    and Market        Asset         Amount        Asset
              Outstanding         Value     Coverage    Outstanding     Coverage
                    (000)     Per Share    Per Share           (000)  Per $1,000
================================================================================
INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
--------------------------------------------------------------------------------
Year Ended 8/31:
2007             $118,000       $25,000      $73,289           $ --        $ --
2006              118,000        25,000       75,111             --          --
2005              118,000        25,000       76,113             --          --
2004              118,000        25,000       74,616             --          --
2003              118,000        25,000       72,193             --          --

INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
--------------------------------------------------------------------------------
Year Ended 8/31:
2007               45,000        25,000       72,302             --          --
2006               45,000        25,000       73,764             --          --
2005               45,000        25,000       74,595             --          --
2004               45,000        25,000       72,782             --          --
2003(b)            45,000        25,000       70,078             --          --
================================================================================

*    Annualized.

** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

**** Per share Distributions from Capital Gains to Preferred Shareholders and
     Capital Gains to Common Shareholders round to less than $.01 per share.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b) For the period November 21, 2002 (commencement of operations) through August 31, 2003.

See accompanying notes to financial statements.


                                  94-95 spread

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(2)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS

BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
[] TIMOTHY R. SCHWERTFEGER(1)                                                           Director (since 1994) and Chairman (since
   3/28/49                     Chairman of           1994                               1996) and Non-Executive Chairman (since July
   333 W. Wacker Drive         the Board             ANNUAL                177          1, 2007) formerly, Chief Executive Officer
   Chicago, IL 60606           and Board Member                                         (1996-June 30, 2007) of Nuveen Investments,
                                                                                        Inc. and Nuveen Asset Management and certain
                                                                                        other subsidiaries of Nuveen Investments,
                                                                                        Inc.; formerly, Director (1992-2006) of
                                                                                        Institutional Capital Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

[] ROBERT P. BREMNER                                                                    Private Investor and Management Consultant.
   8/22/40                     Lead                  1997
   333 W. Wacker Drive         Independent           CLASS III             177
   Chicago, IL 60606           Board member

[] JACK B. EVANS                                                                        President, The Hall-Perrine Foundation, a
   10/22/48                                          1999                               private philanthropic corporation (since
   333 W. Wacker Drive         Board member          CLASS III             177          1996); Director and Vice Chairman, United
   Chicago, IL 60606                                                                    Fire Group, a publicly held company; Member
                                                                                        of the Board of Regents for the State of
                                                                                        Iowa University System; Director, Gazette
                                                                                        Companies; Life Trustee of Coe College and
                                                                                        Iowa College Foundation; Member of the
                                                                                        Advisory Council of the Department of
                                                                                        Finance in the Tippie College of Business,
                                                                                        University of Iowa; formerly, Director,
                                                                                        Alliant Energy; formerly, Director, Federal
                                                                                        Reserve Bank of Chicago; formerly, President
                                                                                        and Chief Operating Officer, SCI Financial
                                                                                        Group, Inc., a regional financial services
                                                                                        firm.

[] WILLIAM C. HUNTER                                                                    Dean, Tippie College of Business, University
   3/6/48                                            2004                               of Iowa (since July 2006); formerly, Dean
   333 W. Wacker Drive         Board member          CLASS II              177          and Distinguished Professor of Finance,
   Chicago, IL 60606                                                                    School of Business at the University of
                                                                                        Connecticut (2003-2006); previously, Senior
                                                                                        Vice President and Director of Research at
                                                                                        the Federal Reserve Bank of Chicago
                                                                                        (1995-2003); Director (since 1997), Credit
                                                                                        Research Center at Georgetown University;
                                                                                        Director (since 2004) of Xerox Corporation;
                                                                                        Director, SS&C Technologies, Inc. (May
                                                                                        2005-October 2005).


                                       96

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(2)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

[] DAVID J. KUNDERT                                                                     Director, Northwestern Mutual Wealth
   10/28/42                                          2005                               Management Company; Retired (since 2004) as
   333 W. Wacker Drive         Board member          CLASS II              177          Chairman, JPMorgan Fleming Asset Management,
   Chicago, IL 60606                                                                    President and CEO, Banc One Investment
                                                                                        Advisors Corporation, and President, One
                                                                                        Group Mutual Funds; prior thereto, Executive
                                                                                        Vice President, Banc One Corporation and
                                                                                        Chairman and CEO, Banc One Investment
                                                                                        Management Group; Board of Regents, Luther
                                                                                        College; member of the Wisconsin Bar
                                                                                        Association; member of Board of Directors,
                                                                                        Friends of Boerner Botanical Gardens; member
                                                                                        of Board of Directors, Milwaukee Repertory
                                                                                        Theater.

[] WILLIAM J. SCHNEIDER                                                                 Chairman of Miller-Valentine Partners Ltd.,
   9/24/44                                           1997                               a real estate investment company; formerly,
   333 W. Wacker Drive         Board member          ANNUAL                177          Senior Partner and Chief Operating Officer
   Chicago, IL 60606                                                                    (retired, 2004) of Miller-Valentine Group;
                                                                                        formerly, Vice President, Miller-Valentine
                                                                                        Realty; Board Member, Chair of the Finance
                                                                                        Committee and member of the Audit Committee
                                                                                        of Premier Health Partners, the
                                                                                        not-for-profit company of Miami Valley
                                                                                        Hospital; Vice President, Dayton
                                                                                        Philharmonic Orchestra Association; Board
                                                                                        Member, Regional Leaders Forum, which
                                                                                        promotes cooperation on economic development
                                                                                        issues; Director, Dayton Development
                                                                                        Coalition; formerly, Member, Community
                                                                                        Advisory Board, National City Bank, Dayton,
                                                                                        Ohio and Business Advisory Council,
                                                                                        Cleveland Federal Reserve Bank.

[] JUDITH M. STOCKDALE                                                                  Executive Director, Gaylord and Dorothy
   12/29/47                                          1997                               Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          CLASS I               177          thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                    Protection Fund (from 1990 to 1994).

[] CAROLE E. STONE                                                                      Director, Chicago Board Options Exchange
   6/28/47                                           2007                               (since 2006); Chair New York Racing
   333 West Wacker Drive       Board member          CLASS I               177          Association Oversight Board (since 2005);
   Chicago, IL 60606                                                                    Commissioner, New York State Commission on
                                                                                        Public Authority Reform (since 2005);
                                                                                        formerly Director, New York State Division
                                                                                        of the Budget (2000-2004), Chair, Public
                                                                                        Authorities Control Board (2000-2004) and
                                                                                        Director, Local Government Assistance
                                                                                        Corporation (2000-2004).


                                       97

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX     DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUND:

[] GIFFORD R. ZIMMERMAN                                                                 Managing Director (since 2002), Assistant
   9/9/56                      Chief                                                    Secretary and Associate General Counsel,
   333 W. Wacker Drive         Administrative        1988                  177          formerly, Vice President and Assistant
   Chicago, IL 60606           Officer                                                  General Counsel, of Nuveen Investments, LLC;
                                                                                        Managing Director (since 2002), Associate
                                                                                        General Counsel and Assistant Secretary, of
                                                                                        Nuveen Asset Management; Vice President and
                                                                                        Assistant Secretary of NWQ Investment
                                                                                        Management Company, LLC. (since 2002),
                                                                                        Nuveen Investments Advisers Inc. (since
                                                                                        2002), Symphony Asset Management LLC, and
                                                                                        NWQ Investment Management Company, LLC
                                                                                        (since 2003), Tradewinds Global Investors,
                                                                                        LLC, and Santa Barbara Asset Management, LLC
                                                                                        (since 2006); Nuveen HydePark Group LLC and
                                                                                        Richards & Tierney, Inc. (since 2007);
                                                                                        Managing Director, Associate General Counsel
                                                                                        and Assistant Secretary of Rittenhouse Asset
                                                                                        Management, Inc. (since 2003); Managing
                                                                                        Director (since 2004) and Assistant
                                                                                        Secretary (since 1994) of Nuveen
                                                                                        Investments, Inc., Assistant Secretary
                                                                                        (since 2003) of Symphony Asset Management
                                                                                        LLC.

[] WILLIAMS ADAMS IV                                                                    Executive Vice President, U.S. Structured
   6/9/55                                                                               Products of Nuveen Investments, LLC, (since
   333 West Wacker Drive       Vice President        2007                  119          1999), prior thereto, Managing Director of
   Chicago, IL 60606                                                                    Structured Investments.

[] JULIA L. ANTONATOS                                                                   Managing Director (since 2005), formerly
   9/22/63                                                                              Vice President (since 2002) of Nuveen
   333 W. Wacker Drive         Vice President        2004                  177          Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                                    Analyst.

[] CEDRIC H. ANTOSIEWICZ                                                                Managing Director, (since 2004) previously,
   1/11/62                                                                              Vice President (1993-2004) of Nuveen
   333 W. Wacker Drive         Vice President        2007                  119          Investments, LLC.
   Chicago, IL 60606

[] MICHAEL T. ATKINSON                                                                  Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                           Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000                  177
   Chicago, IL 60606           Secretary

[] PETER H. D'ARRIGO                                                                    Vice President and Treasurer of Nuveen
   11/28/67                                                                             Investments, LLC and Nuveen Investments,
   333 W. Wacker Drive         Vice President        1999                  177          Inc.; Vice President and Treasurer of Nuveen
   Chicago, IL 60606                                                                    Asset Management (since 2002), Nuveen
                                                                                        Investments Advisers Inc. (since 2002); NWQ
                                                                                        Investment Management Company, LLC. (since
                                                                                        2002); Rittenhouse Asset Management, Inc.
                                                                                        (since 2003), Tradewinds NWQ Global
                                                                                        Investors, LLC (since 2006), Santa Barbara
                                                                                        Asset Management, LLC (since 2006) and
                                                                                        Nuveen HydePark Group, LLC and Richards
                                                                                        &Tierney, Inc. (since 2007); Treasurer of
                                                                                        Symphony Asset Management LLC (since 2003);
                                                                                        formerly, Vice President and Treasurer
                                                                                        (1999-2004) of Nuveen Advisory Corp. and
                                                                                        Nuveen Institutional Advisory Corp.(3),
                                                                                        Chartered Financial Analyst.

[] LORNA C. FERGUSON                                                                    Managing Director (since 2004), formerly,
   10/24/45                                                                             Vice President of Nuveen Investments, LLC,
   333 W. Wacker Drive         Vice President        1998                  177          Managing Director (2004) formerly, Vice
   Chicago, IL 60606                                                                    President (1998-2004) of Nuveen Advisory
                                                                                        Corp. and Nuveen Institutional Advisory
                                                                                        Corp.(3); Managing Director (since 2005) of
                                                                                        Nuveen Asset Management.

[] WILLIAM M. FITZGERALD                                                                Managing Director (since 2002), formerly,
   3/2/64                                                                               Vice President of Nuveen Investments, LLC;
   333 W. Wacker Drive         Vice President        1995                  177          Managing Director (1997-2004) of Nuveen
   Chicago, IL 60606                                                                    Advisory Corp. and Nuveen Institutional
                                                                                        Advisory Corp.(3); Managing Director (since
                                                                                        2001) of Nuveen Asset Management; Vice
                                                                                        President (since 2002) of Nuveen Investments
                                                                                        Advisers Inc.; Chartered Financial Analyst.


                                       98

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX     DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUND:

[] STEPHEN D. FOY                                                                       Vice President (since 1993) and Funds
   5/31/54                     Vice President                                           Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998                  177          Investments, LLC; formerly, Vice President
   Chicago, IL 60606                                                                    and Funds Controller (1998-2004) of Nuveen
                                                                                        Investments, Inc.; Certified Public
                                                                                        Accountant.

[] WALTER M. KELLY                                                                      Vice President (since 2006) formerly,
   2/24/70                     Chief Compliance                                         Assistant Vice President and Assistant
   333 West Wacker Drive       Officer and           2003                  177          General Counsel (2003-2006) of Nuveen
   Chicago, IL 60606           Vice President                                           Investments, LLC; Assistant Vice President
                                                                                        and Assistant Secretary of the Nuveen Funds
                                                                                        (2003-2006); previously, Associate
                                                                                        (2001-2003) at the law firm of Vedder,
                                                                                        Price, Kaufman & Kammholz.

[] DAVID J. LAMB                                                                        Vice President (since 2000) of Nuveen
   3/22/63                                                                              Investments, LLC; Certified Public
   333 W. Wacker Drive         Vice President        2000                  177          Accountant.
   Chicago, IL 60606

[] TINA M. LAZAR                                                                        Vice President of Nuveen Investments, LLC
   (since 1999).
   8/27/61
   333 W. Wacker Drive         Vice President        2002                  177
   Chicago, IL 60606

[] LARRY W. MARTIN                                                                      Vice President, Assistant Secretary and
   7/27/51                     Vice President                                           Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988                  177          Investments, LLC; formerly, Vice President
   Chicago, IL 60606           Secretary                                                and Assistant Secretary of Nuveen Advisory
                                                                                        Corp. and Nuveen Institutional Advisory
                                                                                        Corp.(3); Vice President (since 2005) and
                                                                                        Assistant Secretary of Nuveen Investments,
                                                                                        Inc.; Vice President (since 2005) and
                                                                                        Assistant Secretary (since 1997) of Nuveen
                                                                                        Asset Management; Vice President (since
                                                                                        2000), Assistant Secretary and Assistant
                                                                                        General Counsel (since 1998) of Rittenhouse
                                                                                        Asset Management, Inc.; Vice President and
                                                                                        Assistant Secretary of Nuveen Investments
                                                                                        Advisers Inc. (since 2002); NWQ Investment
                                                                                        Management Company, LLC (since 2002),
                                                                                        Symphony Asset Management LLC (since 2003),
                                                                                        Tradewinds NWQ Global Investors, LLC, Santa
                                                                                        Barbara Asset Management LLC (since 2006)
                                                                                        and of Nuveen HydePark Group, LLC and
                                                                                        Richards &Tierney, Inc. (since 2007).

[] KEVIN J. MCCARTHY                                                                    Vice President, Nuveen Investments, LLC
   3/26/66                     Vice President                                           (since 2007); Vice President, and Assistant
   333 W. Wacker Drive         and Secretary         2007                  177          Secretary, Nuveen Asset Management,
   Chicago, IL 60606                                                                    Rittenhouse Asset Management, Inc., Nuveen
                                                                                        Investment Advisers Inc., Nuveen Investment
                                                                                        Institutional Services Group LLC, NWQ
                                                                                        Investment Management Company, LLC,
                                                                                        Tradewinds Global Investors LLC,
                                                                                        NWQHoldings, LLC, Symphony Asset Management
                                                                                        LLC, Santa Barbara Asset Management LLC,
                                                                                        Nuveen HydePark Group, LLC and Richards
                                                                                        &Tierney, Inc. (since 2007); Vice President
                                                                                        and Assistant General Counsel, Nuveen
                                                                                        Investments, Inc. (since 2007). prior
                                                                                        thereto, Partner, Bell, Boyd & Lloyd LLP
                                                                                        (1997-2007)

[] JOHN V. MILLER                                                                       Managing Director (since 2007), formerly,
   4/10/67                                                                              Vice President (2002-2007) of Nuveen
   333 W. Wacker Drive         Vice President        2007                  177          Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                                    Analyst.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, by reason of being Non-Executive Chairman of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries.

(2) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
Management Agreement
       APPROVAL PROCESS


The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the "May Meeting"), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund (each, a "Fund") and Nuveen Asset Management ("NAM"). The foregoing Investment Management Agreements with NAM are hereafter referred to as "Original Investment Management Agreements."

Subsequent to the May Meeting, Nuveen Investments, Inc. ("Nuveen"), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity investment firm (the "Transaction"). Each Original Investment Management Agreement, as required by
Section 15 of the Investment Company Act of 1940 (the "1940 Act"), provides for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the "July Meeting"), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the "New Investment Management Agreements") with NAM on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement be approved by the respective Fund's shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements.

Because the information provided and considerations made at the annual review continue to be relevant with respect to the evaluation of the New Investment Management Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board's prior annual review and the analysis undertaken and the conclusions reached by Board Members when determining to continue the Original Investment Management Agreements.

I.   APPROVAL OF THE ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS

During the course of the year, the Board received a wide variety of materials relating to the services provided by NAM and the performance of the Funds. At each of its quarterly meetings, the Board reviewed investment performance and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by NAM. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations at the May Meeting, the Independent Board Members received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

[]   the nature, extent and quality of services provided by NAM;

[] the organization and business operations of NAM, including the responsibilities of various departments and key personnel;

[] each Fund's past performance as well as the Fund's performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to customized benchmarks;

[] the profitability of Nuveen and certain industry profitability analyses for unaffiliated advisers;

[]   the expenses of Nuveen in providing the various services;

[] the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the respective Fund (as applicable);

[] the advisory fees NAM assesses to other types of investment products or clients;

[]   the soft dollar practices of NAM, if any; and

[] from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. Prior to and after the presentations and reviewing the written materials, the Independent Board Members met privately with their legal counsel to review the Boardduties in reviewing advisory contracts and considering the renewal of the advisory contracts. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund's investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the Original Investment Management Agreements, the Board Members also relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each Original Investment Management Agreement.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In considering the renewal of the Original Investment Management Agreements, the Board Members considered the nature, extent and quality of NAM's services. The Board Members reviewed materials outlining, among other things, Nuveen's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and, any initiatives Nuveen had taken for the municipal fund product line. As noted, at the annual review, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members' experience in governing the respective Funds and working with NAM on matters relating to the Funds. With respect to personnel, the Board Members recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, the Board Members reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM's investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging activities, risk management operations (e.g., reviewing credit quality, duration limits, and derivatives use, as applicable), and investment operations (such as enhancements to trading procedures, pricing procedures, and client services). The Board Members recognized NAM's investment of resources and efforts to continue to enhance and refine its investment process.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


[]   product management;

[]   fund administration;

[]   oversight by shareholder services and other fund service providers;

[]   administration of Board relations;

[]   regulatory and portfolio compliance; and

[]   legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, Nuveen's compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of Nuveen's compliance team. The Board Members further noted Nuveen's negotiations with other service providers and the corresponding reduction in certain service providers' fees at the May Meeting.

In addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to Nuveen's closed-end funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

[]   maintaining shareholder communications;

[]   providing advertising for the Nuveen closed-end funds;

[]   maintaining its closed-end fund website;

[]   maintaining continual contact with financial advisers;

[]   providing educational symposia;

[] conducting research with investors and financial analysis regarding closed-end funds; and

[]   evaluating secondary market performance.

With respect to the Nuveen closed-end funds that utilize leverage through the issuance of preferred shares ("Preferred Shares"), the Board Members noted Nuveen's continued support for the holders of Preferred Shares by, among other things:

[]   maintaining an in-house trading desk;

[]   maintaining a product manager for the Preferred Shares;

[]   developing distribution for Preferred Shares with new market participants;

[]   maintaining an orderly auction process;

[]   managing leverage and risk management of leverage; and

[] maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Original Investment Management Agreements were satisfactory.

B.   THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

At the May Meeting, the Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Board Members also reviewed the respective Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) against customized benchmarks, described in further detail below.

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group.

With respect to state-specific municipal funds, the Board Members also recognized that certain funds do not have a corresponding state-specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. With respect to municipal closed-end funds, funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan and Pennsylvania. However, with respect to funds based in Florida, New Jersey, Michigan and Pennsylvania, the peer group may be so small or the Nuveen funds may dominate the category to such an extent that performance information for such funds was also compared to the more general category for all states (other than New York and California).

The Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) compared to customized portfolio level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Board Members determined that each Fund's investment performance over time had been satisfactory, subject to the following. With respect to various municipal closed-end funds, the Board Members noted relative total return underperformance in recent years compared to peers. The Board Members reviewed materials and discussed with NAM the factors contributing to the shift in performance including, among other things, the degree of risk undertaken by peers compared to the municipal closed-end funds (such as through the increased use of leverage or taking concentrated positions in high risk credits). In addition, the Board Members also considered a fund's dividend performance and the extent of any secondary market discounts. The Board Members noted NAM's efforts to evaluate the factors affecting performance and determine whether modification to a fund's investment strategy is necessary or appropriate, and concluded that they were satisfied with the steps being taken.

C.   FEES, EXPENSES AND PROFITABILITY

     1.   FEES AND EXPENSES

     During the annual review, in evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the fund size relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. The Board Members also considered the differences in the use of leverage. Based on their review of the fee and expense information provided, the Board Members determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


     2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

     At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to municipal funds, such clients include NAM's municipal separately managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

     3.   PROFITABILITY OF NUVEEN

     In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Board Members also reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

     In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen's increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Board Members determined that the advisory fees and expenses of the Funds were reasonable.

D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D - "Approval of the New Investment Management Agreements - Economies of Scale and Whether Fee Levels Reflect These Economies of Scale" for information regarding subsequent modifications to the complex-wide fee.

E.   INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. With respect to closed-end funds, the Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.   OTHER CONSIDERATIONS

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the renewal of the Original Investment Management Agreements be approved.

II.  APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed


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ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen's financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP's general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

[] the structure and terms of the Transaction, including MDP's co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

[]   the strategic plan for Nuveen following the Transaction;

[]   the governance structure for Nuveen following the Transaction;

[] any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM's and Nuveen's day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

[] any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

[] any anticipated effect on each Fund's expense ratio (including advisory fees) following the Transaction;

[] any benefits or undue burdens imposed on the Funds as a result of the Transaction;

[]   any legal issues for the Funds as a result of the Transaction;

[] the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

[] any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

[] the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

[] from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.


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

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, the Board Members had completed their annual review of the respective Original Investment Management Agreements at the May Meeting and many of the factors considered at the annual review were applicable to their evaluation of the New Investment Management Agreements. Accordingly, in evaluating the New Investment Management Agreements, the Board Members relied upon their knowledge and experience with NAM and considered the information received and their evaluations and conclusions drawn at the annual review. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, quality and extent of the services expected to be provided by NAM under the New Investment Management Agreements, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements are the same as the Original Investment Management Agreements. The Board Members further noted that key personnel who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen's infrastructure or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP's representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds' transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds' ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill


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
ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds' operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds' historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch's affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP's or Merrill Lynch's status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund's ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by NAM and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements.

B.   PERFORMANCE OF THE FUNDS

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds' portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting, as described above, and determined that Fund performance was satisfactory or better, subject to the following. With respect to certain municipal closed-end funds with relative short-term underperformance, the Board Members concluded NAM was taking steps to evaluate the factors affecting performance and those steps would continue following the Transaction. Further, the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements.

C.   FEES, EXPENSES AND PROFITABILITY

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the respective Fund's advisory fees and expenses were reasonable. In evaluating the costs of services to be provided by NAM under the New Investment Management Agreements and the profitability of Nuveen for its advisory activities, the Board Members considered their prior conclusions at the annual review and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee is composed of two components--a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the


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

date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board's prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability, at the recent annual review, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities continues to be reasonable.

D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E.   INDIRECT BENEFITS

During their recent annual review, the Board Members considered any indirect benefits that NAM may receive as a result of its relationship with the Funds, as described above. As the policies and operations of Nuveen are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by NAM or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).


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ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


F.   OTHER CONSIDERATIONS

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

[]   Nuveen would rely on the provisions of Section 15(f) of the 1940 Act.
     Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940
     Act) of the investment adviser or predecessor adviser and (ii) an "unfair burden" (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period; (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that NAM shall not cause the Funds and other municipal funds that NAM manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what NAM has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other "minority owners" to fill the void necessitated by not being able to use Merrill Lynch).

[] The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members, in which case a portion of such costs will be borne by the applicable Funds).

[]   The reputation, financial strength and resources of MDP.

[] The long-term investment philosophy of MDP and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

[]   The benefits to the Nuveen funds as a result of the Transaction including:
     (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen's distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP's experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

[] The historic premium and discount levels at which the shares of the Nuveen funds have traded at specified dates with particular focus on the premiums and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.


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

G.   CONCLUSION

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements should be approved and recommended to shareholders.

III. APPROVAL OF INTERIM CONTRACTS

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements. The terms of each Interim Investment Management Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement.


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

Reinvest Automatically
  EASILY and CONVENIENTLY

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.


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

Glossary of
TERMS USED in this REPORT



[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.


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

Other Useful INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION
Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

For Funds listed on the New York Stock Exchange, each Fund's Chief Executive Officer has submitted to the Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

INVESTMENT POLICY CHANGES

In February 2007, the Board of Directors/Trustees voted to remove investment policy restrictions that limited the territorial bond holdings of these Funds to a maximum of 10 percent of net assets. This change will give the Funds' portfolio manager greater flexibility to achieve its investment objectives.

In May 2007, the Funds' Board of Directors/Trustees voted to permit the Funds' to make loans from Fund assets to certain bond issuers. The amounts of these loans are subject to strict limits. This policy is designed to enhance the Funds' ability to meet their Funds' investment objectives by providing for increased portfolio management flexibility, greater diversification potential, and opportunities for increased capital appreciation over time.


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Managing $170 billion in assets, as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


Learn more about Nuveen Funds at:                     www.nuveen.com/etf

                                                      Share prices
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                                                                     EAN-B-0807D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Nuveen Insured California Premium Income Municipal Fund 2, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                   AUDIT FEES BILLED    AUDIT-RELATED FEES         TAX FEES        ALL OTHER FEES
FISCAL YEAR ENDED                     TO FUND (1)       BILLED TO FUND (2)    BILLED TO FUND (3)  BILLED TO FUND (4)
--------------------------------------------------------------------------------------------------------------------
August 31, 2007                         $ 13,844                $ 0                $ 500              $ 3,100
--------------------------------------------------------------------------------------------------------------------
Percentage approved                           0%                 0%                   0%                   0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------
August 31, 2006                         $ 13,145                $ 0                $ 400              $ 2,900
--------------------------------------------------------------------------------------------------------------------
Percentage approved                           0%                 0%                   0%                   0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                        AUDIT-RELATED FEES    TAX FEES BILLED TO      ALL OTHER FEES
                                       BILLED TO ADVISER AND      ADVISER AND         BILLED TO ADVISER
                                          AFFILIATED FUND       AFFILIATED FUND      AND AFFILIATED FUND
                                         SERVICE PROVIDERS    SERVICE PROVIDERS (1)   SERVICE PROVIDERS
--------------------------------------------------------------------------------------------------------
August 31, 2007                                 $ 0                $     0                  $ 0
--------------------------------------------------------------------------------------------------------
Percentage approved                              0%                     0%                   0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------
August 31, 2006                                 $ 0                $ 2,400                  $ 0
--------------------------------------------------------------------------------------------------------
Percentage approved                              0%                     0%                   0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $161,400 in 2006. Beginning with fund fiscal years ending August 31, 2006, Ernst & Young LLP will no longer prepare the fund tax returns.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                               TOTAL NON-AUDIT FEES
                                                                BILLED TO ADVISER AND
                                                              AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                                               PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                               RELATED DIRECTLY TO THE  AFFILIATED FUND SERVICE
                                      TOTAL NON-AUDIT FEES    OPERATIONS AND FINANCIAL    PROVIDERS (ALL OTHER
                                          BILLED TO FUND       REPORTING OF THE FUND)         ENGAGEMENTS)         TOTAL
------------------------------------------------------------------------------------------------------------------------
August 31, 2007                               $ 3,600                $     0                      $ 0            $ 3,600
August 31, 2006                               $ 3,300                $ 2,400                      $ 0            $ 5,700

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, William J. Schneider and David J. Kundert. Mr. Eugene S. Sunshine, who also served as a member of the Committee during this reporting period, resigned from the Board of Directors effective July 31, 2007.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER


The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME             FUND

Scott R. Romans  Nuveen Insured California Premium Income Municipal Fund 2, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                       TYPE OF ACCOUNT               NUMBER OF
PORTFOLIO MANAGER          MANAGED                   ACCOUNTS        ASSETS
------------------ -------------------------------------------------------------
Scott R. Romans    Registered Investment Company        28       $5.854 billion
                   Other Pooled Investment Vehicles     0        $0
                   Other Accounts                       3        $.52 million

o Assets are as of August 31, 2007. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of September 30, 2007, the S&P/Investortools Municipal Bond index was comprised of 51,709 securities with an aggregate current market value of $999 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the August 31, 2007, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         DOLLAR RANGE OF
                                                                                           DOLLAR        EQUITY SECURITIES
                                                                                           RANGE OF      BENEFICIALLY OWNED
                                                                                           EQUITY        IN THE REMAINDER OF
                                                                                           SECURITIES    NUVEEN FUNDS
                                                                                           BENEFICIALLY  MANAGED BY NAM'S
NAME OF PORTFOLIO                                                                          OWNED IN      MUNICIPAL
MANAGER              FUND                                                                  FUND          INVESTMENT TEAM
-----------------------------------------------------------------------------------------------------------------------------
Scott R. Romans      Nuveen Insured California Premium Income Municipal Fund 2, Inc.       $0            $10,000-$50,000
-----------------------------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states. He has been Vice President of NAM since 2004, Portfolio Manager since 2003, and was, formerly, Assistant Vice President (2003-2004) and Senior Analyst (2000-2003). Currently, he manages investments for 29 Nuveen-sponsored investment companies. He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Insured California Premium Income Municipal Fund 2, Inc.
             ---------------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: November 9, 2007
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: November 9, 2007
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: November 9, 2007
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.